UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C

Information Statement

Pursuant to Section 14(c) of the Securities Exchange Act of 1934

Check the appropriate box:

a.	☐	Preliminary Information Statement
b.	☐	Confidential, for Use of the Commission Only (as permitted by Rule
l4c-5(d) (2))
c.	☒	Definitive Information Statement

EDD HELMS GROUP, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $
(4)	Proposed maximum aggregate value of transaction: $
(5)	Total fee paid: $
☐	Fee paid previously with preliminary materials.

☐            Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid: $
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

EDD HELMS GROUP, INC.

17850 N.E. 5TH Avenue

Miami, Florida 33162

(305) 653-2520.

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

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The Board of Directors of the Company is furnishing this Information Statement to all holders of record of the issued and outstanding shares of the Company’s common stock, $0.01 par value, as of the close of business on April 23, 2009 (the “Approval Record Date”), in connection with an Amendment to the Company’s Articles of Incorporation (“Amendment”) to effectuate a 1-for-2,000 reverse stock split.

•          Fractional shares will be redeemed for cash consideration of $0.40 per pre-split share. A copy of the Amendment is attached hereto as Appendix A and is incorporated herein by this reference. When the reverse stock split is consummated, the Company will be privately-held and its outstanding shares of common stock will be owned by the Related Parties comprised of W. Edd Helms, Jr., Sherrie Helms, L. Wade Helms, Charlene Helms Freedland, L. Wade & Vicki Helms (the “Principal Group”), and the remaining minority shareholders comprised of those shareholders holding 2,000 or more pre-split shares and not members of the “Related Parties” (the “Non-Principal Group”). The remaining shareholders, those holding less than 2,000 pre-split shares, will have their pre-split shares totally redeemed at $0.40 per pre-split share.

Please be advised that to the extent an individual shareholder owns 2,000 or greater shares, that shareholder will remain a shareholder in the Company but those shares will not be tradable on any exchange and will, therefore, have severely reduced, if any, value. At any given time, either the Company or other shareholders may seek to acquire these shares, but there is no guarantee as to when or if this will occur. The Company hopes, but cannot guarantee, that the continuing shareholders’ interests will increase in value. The Company does not currently pay dividends to shareholders and has no plans to do so in the future. However, in the event that the Company does decide to pay dividends, the continuing shareholders will of course receive their pro rata share of those dividends.

As a privately-held company, the Company will terminate its periodic reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), will terminate the registration of its common stock under Section 12(g) of the Exchange Act and will terminate the quotation of its common stock in the Pink Sheets. See “SPECIAL FACTORS - Effects of the Reverse Stock Split” for further details.

For an Amendment proposed by the Board of Directors to be adopted, Section 607.1003 of the Florida Statutes requires that the Company obtain a majority of the votes entitled to be cast on the amendment by any voting group with respect to which the amendment would create dissenters’ rights and shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of those shares exists with respect to that matter. The Company has one class of capital stock outstanding, its common stock. Only shareholders of record at the close of business on the Approval Record Date are entitled to approve and adopt the Amendment. As of the Approval Record Date, 11,210,304 shares of the Company’s common stock were issued and outstanding, held of record by approximately 1,294 shareholders. Each share of common stock issued and outstanding on the Approval Record Date is entitled to one vote with regard to the approval and adoption of the Amendment. See “SPECIAL FACTORS - Approval of the Reverse Stock Split by the Board of Directors and Shareholders” for further details.

The Florida Statutes, Chapter 607, and the Company’s bylaws allow its shareholders to approve the Amendment without a meeting, without prior notice and without a vote if the action is taken by the holders of outstanding stock of each voting group entitled to vote thereon having not less than the minimum number of votes with respect to each voting group that would be necessary to

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authorize or take such action at a meeting at which all voting groups and shares entitled to vote thereon were present and voted (here, a majority of the outstanding shares of common stock). The members of the Principal Group are the holders of a majority of the issued and outstanding shares of the Company’s common stock. The Principal Group has approved the Amendment by written consent dated effective as of the Approval Record Date. Accordingly, your approval and vote in connection with the Amendment are not required and are not being solicited. See “SPECIAL FACTORS - Approval of the Reverse Stock Split by the Board of Directors and Shareholders” for further details.

Section 607.1302 of the Florida Statutes gives you the rights of a dissenting owner if you choose to exercise those rights. The rights of dissenting owners are found in Florida Statutes Sections 607.1301 to 607.1333, inclusive. A copy of that statute is attached hereto as Appendix B and is incorporated herein by this reference.

•          If you wish to exercise those rights in connection with the reverse stock split you must deliver to the Company a written notice of your intent to do so not later than May 18, 2009.

If any dissenting shareholder and the Company cannot agree to the fair value of such shareholder’s fractional share, such fair value will be determined in a proceeding before a district court of the State of Florida. See “APPRAISAL RIGHTS OF DISSENTING OWNERS” for further details. Attached hereto as Appendix C is a copy of the form of the Demand for Payment of Fair Value. Also attached hereto as Appendix D is a copy of the form of the transmittal letter for the shareholders to enclose their certificates to be received by the Company and exchanged for new certificates and cash for fractional shares.

The Company will pay the expenses of furnishing this Information Statement, including the cost of preparing, assembling and mailing this Information Statement. The Company anticipates that this Information Statement will be sent or given on or about April 28, 2009 to the record holders of common stock as of the close of business on the Approval Record Date, and that the Amendment will be filed with the Florida Department of State and become effective no earlier than the 20th day after this Information Statement is sent or given to those holders of common stock. See “THE REVERSE STOCK SPLIT - Basic Terms” for further details.

Only one Information Statement is being delivered to multiple security holders sharing an address unless the Company receives contrary instructions from one or more of the security holders. The Company will undertake to deliver promptly upon written or oral request a separate copy of this Information Statement to a security holder at a shared address to which a single copy of the documents was delivered. See “OTHER INFORMATION - Where You Can Find Additional Information” for further details.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THE REVERSE STOCK SPLIT, PASSED UPON THE MERITS OR FAIRNESS OF THE REVERSE STOCK SPLIT, OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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TABLE OF CONTENTS

Page

SUMMARY TERM SHEET	-5-

SPECIAL FACTORS	-8-
Background of the Reverse Stock Split	-8-
Purposes and Reasons for the Reverse Stock Split	-9-
Effects of the Reverse Stock Split	-9-
Factors Favoring the Reverse Stock Split	-12-
Factors Disfavoring the Reverse Stock Split	-13-
Material Federal Income Tax Consequences	-14-
Fairness of the Reverse Stock Split	-16-
Additional Factors Considered by the Board of Directors in Approving the Reverse Stock Split	-23-
Approval of the Reverse Stock Split by the Board of Directors and Shareholders	-25-

THE REVERSE STOCK SPLIT	-26-
Basic Terms	-26-
Procedure Following the Reverse Stock Split	-26-
Source of Funds and Financial Effects of the Reverse Stock Split	-27-
Accounting Consequences	-28-
Certain Legal Matters	-28-
Conduct of Business After the Reverse Stock Split - Future Company Plans	-29-
Reservation of Right to Abandon the Reverse Stock Split	-29-

APPRAISAL RIGHTS OF DISSENTING OWNERS	-29-

OTHER INFORMATION	-31-
Background Information Concerning Filing Persons	-31-
Background Information Concerning Directors, Executive Officers and Controlling Shareholders	-31-
Security Ownership of Certain Beneficial Owners and Management	-33-
Market Prices of Common Stock and Dividend Policy	-34-
Ratio of Earnings to Fixed Charges	-35-
Book Value per Share	-35-
Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations	-36-
Changes in and Disagreements with Accountants on Accounting and Financial Disclosure	-36-
Forward-Looking Statements	-36-
Where You Can Find Additional Information	-36-

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APPENDIX A – FORM OF CERTIFICATE OF AMENDMENT OF ARTICLES OF
INCORPORATION OF EDD HELMS GROUP, INC..	A - 1

APPENDIX B - TEXT OF STATUTORY PROVISIONS GOVERNING RIGHTS OF DISSENTING SHAREHOLDERS, 607.1301 TO 607.1333	B - 1

APPENDIX C – FORM OF DEMAND FOR PAYMENT OF FAIR VALUE	C - 1

APPENDIX D –FORM OF TRANSMITTAL LETTER FROM SHAREHOLDERS	D – 1

APPENDIX E - FAIRNESS OPINION LETTER DATED SEPTEMBER 2, 2008 PREPARED BY FLORIDA CORPORATE FINANCE	E – 1

APPENDIX F - FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2008 AS
FILED WITH THE SECURITIES AND EXCHANGE COMMISSION	F – 1

APPENDIX G – ARTICLES OF INCORPORATION AND BYLAWS	G – 1

SUMMARY TERM SHEET

The following summary briefly describes the most material terms of the reverse stock split. The Information Statement contains a more detailed description of these terms and you are encouraged to read the Information Statement in its entirety.

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The Reverse Stock Split. The Board of Directors of the Company has unanimously adopted resolutions authorizing and approving an Amendment to the Company’s Articles of Incorporation (“Amendment”) to effectuate a 1-for-2,000 reverse stock split. Fractional shares will be redeemed for cash consideration of $0.40 per pre-split share. The Board of Directors directed management to submit the Amendment to the Company’s shareholders for approval. See “SPECIAL FACTORS - Approval of the Reverse Stock Split by the Board of Directors and Shareholders” for further details.

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Approval of Shareholders. The Amendment to implement the reverse stock split requires the affirmative vote or written consent of the holders of a majority of the issued and outstanding shares of the Company’s common stock as of the Approval Record Date. The Company has approximately 1,294 shareholders of record holding an aggregate of 11,210,304 shares of common stock issued and outstanding as of the Approval Record Date. Members of the Principal Group hold 10,000,071 shares, or approximately 89.20%, of the issued and outstanding stock of the Company. The members of the Principal Group approved the Amendment by written consent effective as of April 23, 2009 the Approval Record Date. See “SPECIAL FACTORS - Approval of the Reverse Stock Split by the Board of Directors and Shareholders” for further details.

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Purpose of the Reverse Stock Split. The purpose of the reverse stock split is to make the Company privately-held, thereby relieving it of the costs, administrative burdens and competitive disadvantages associated with operating as a public company. See “SPECIAL FACTORS - Purposes and Reasons for the Reverse Stock Split” for further details.

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o

After the Reverse Stock Split. When the reverse stock split is consummated, the Company will be a privately-held company and will be owned by the members of the Principal Group and the Non-Principal Group. All security holders will receive cash consideration of $0.40 per pre-split share for their shares of stock of the Company not divisible by 2,000 (fractional shares). Any shareholders owning in the aggregate more than 2000 shares but holding the shares in several accounts will be cashed out unless he or she consolidates prior to the reverse stock split. The Company will terminate its periodic reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), will terminate the registration of its common stock under Section 12(g) of the Exchange Act and will terminate the quotation of its common stock in the Pink Sheets. See “SPECIAL FACTORS - Effects of the Reverse Stock Split” for further details.

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Beneficial Ownership. The Information Statement will be sent to the nominee holding the account for individual shareholders and it is requested that the nominee forward same to the beneficial owner for a response.

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Action by Shareholders. Attached to the Information Statement at Appendix D is a letter entitled “Transmittal Letter from Shareholder”. In order for shareholders to receive new stock certificates for shares resulting from the 1 for 2,000 reverse split and to receive the cash consideration of $0.40 per share for all other shares, each shareholder must execute and return this letter, enclosing all share certificates, par value $0.01 per share, currently held by the shareholder. This Letter must be returned to the Company no later than June 19, 2009.

Also attached to the Information Statement at Appendix C is a letter on blue paper entitled “Demand for Payment of Fair Value of Fractional Share in Connection with Reverse Stock Split.” Pursuant to Sections 607.1321 and 607.1322 of the Florida Statutes, shareholders are entitled to refuse to accept the cash consideration of $0.40 per pre-split share and demand that the Company pay what the shareholder believes to be the fair value of the pre-split shares of Common Stock. If the shareholder chooses to enforce his or her appraisal rights, the Letter found at Appendix C must be submitted to the Company by May 18, 2009. Any shareholder who owns less than 2,000 pre-split shares of Common Stock will automatically receive cash consideration from the Company if he or she does not exercise appraisal rights.

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Treatment of Record and Beneficial Ownership in the Reverse Stock Split. A shareholder owning in the aggregate more than 2000 shares but holding the shares in several accounts with less than 2000 shares each will be cashed out unless he/she consolidates prior to the reverse stock split. Record ownership includes those shareholders whose names are listed with the stock transfer agent on the Company books and records. Beneficial ownership refers to those shareholders who enjoy all the benefits of ownership, but the title to the shares are held in the name of a nominee. Record owners will receive the Information Statement directly. For beneficial owners, the Information Statement will be sent to the nominee, who will then forward the document to the beneficial owner for a response.

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Fairness Determination of Board of Directors. The Board of Directors of the Company reasonably believes that the reverse stock split is substantively and procedurally fair to the security holders of the Company. See “SPECIAL FACTORS - Fairness of the Reverse Stock Split” for further details. In making this determination, the Board of Directors considered many factors, including a third party fairness opinion, that the price being offered for fractional shares is fair. See “SPECIAL FACTORS - Fairness of the Reverse Stock Split” and “SPECIAL FACTORS - Additional Factors Considered by the Board of Directors in Approving the Reverse Stock Split” for further details.

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Fairness Determination of Principal Group. The members of the Principal Group have adopted the findings of the Board of Directors regarding the Amendment and the reverse stock split. Each of the members of the Principal Group reasonably believes that the reverse stock split is substantively and procedurally fair to the security holders of the Company. See “SPECIAL FACTORS - Fairness of the Reverse Stock Split” for further details.

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Potential Conflicts of Interest with Principal Group. The members of the Principal Group, presently control the majority of the Company’s common stock and after the reverse stock split will own 91.22% of the common stock of the Company. The shareholders of the Principal Group will also receive $0.40 per pre-split share for fractional shares. There are potential conflicts of interest between the Principal Group and the Company’s security holders, inasmuch as the reverse stock split will increase the percentage ownership interest of the Principal Group in the Company’s common stock to 91.22%. See “SPECIAL FACTORS - Fairness of the Reverse Stock Split” and “OTHER INFORMATION - Security Ownership of Certain Beneficial Owners and Management” for further details.

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Sources of Funds. The expenses and cash consideration for the reverse stock split will be paid with the Company’s available cash and credit, cash from operations, and bank borrowings to the extent necessary. The Company and the Principal Group estimate that they will use approximately $225,000.00 to $260,000.00 in cash to complete the reverse stock split, which includes cash payments to be made in lieu of issuing fractional shares as well as professional fees and other expenses related to the transaction. See “THE REVERSE STOCK SPLIT - Source of Funds and Financial Effect of the Reverse Stock Split” for further details.

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Abandonment. The Board of Directors has reserved the right to abandon the Amendment and the reverse stock split at any time prior to its effective time. If the reverse stock split is not completed for any reason, you will not receive any payment for your shares of the Company’s common stock. If the reverse stock split is not completed, management is expected to operate the Company’s business in a manner similar to that in which it is being operated today. See “THE REVERSE STOCK SPLIT - Reservation of Right to Abandon the Reverse Stock Split” for further details.

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Tax Consequences. The Company believes the reverse stock split will be treated as a tax-free “recapitalization” for federal income tax purposes, which will result in no material federal income tax consequences to the Company. Depending on each shareholder’s individual situation, the reverse stock split may give rise to certain income tax consequences for shareholders who receive cash for their shares based on a pre-split valuation of $0.40 per

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share. See “SPECIAL FACTORS - Material Federal Income Tax Consequences” for further details.

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Statutory Appraisal Rights. Holders of the Company’s common stock have the rights of a dissenting owner under Florida law if they choose to exercise those rights and take certain actions necessary to perfect those rights. See “APPRAISAL RIGHTS OF DISSENTING OWNERS” for further details.

SPECIAL FACTORS

Background of the Reverse Stock Split

Inasmuch as the Principal Group owns a majority of the Company’s outstanding common stock, the Principal Group has the ability to effect the going private transaction without any other shareholder approval. Therefore, the primary approach considered has been the reverse split whereby the Principal Group could acquire sufficient shares of common stock to redeem the number of shareholders to less than 300 thereby eliminating the requirements to maintain regulation of its common stock with the Securities and Exchange Commission.

One of the primary concerns of the Board of Directors in considering the going-private transaction has been the setting of a fair value price for the acquisition of the fractional shares of the security holders that result from the Reverse Stock Split. In order to obtain additional information relative to a fair value price for the Company’s common stock, the Board of Directors obtained independent advice in the form of a third party fairness report. The fairness report was prepared for the Company by Florida Corporate Finance.

The Board of Directors met on January 20, 2009 to act on the going private transaction. The Board of Directors proposed payment of cash consideration of $0.40 per pre-split share to redeem the fractional shares of security holders. This proposal was based upon the amount that the Principal Group reasonably believed that the Company could pay and which the Principal Group reasonably believed to be a fair value for the shares of security holders. This amount exceeded the current trading price of the Company’s common stock as well as its net book value. The Board of Directors approved the going private transaction and the redemption of fractional shares at $0.40 per pre-split share.

The Board of Directors requested and received from Florida Corporate Finance a fairness opinion dated September 2, 2008 that $0.40 per share represents a fair value of the Company’s stock held by security holders. Florida Corporate Finance has not made any oral presentation to the Board of Directors in connection with its engagement. Florida Corporate Finance has merely delivered printed copies of its fairness opinion to the Board of Directors.

Neither the Company, any member of the Principal Group, nor any executive officer or director of the Company, nor any person controlling the Company, has made any provision in connection with the reverse stock split to grant security holders access to the Company’s corporate files or to obtain counsel or appraisal services for such shareholders. In lieu of such provisions, the Board of Directors has authorized and received a third party fairness opinion regarding the cash consideration paid for fractional shares in the reverse stock split.

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Purposes and Reasons for the Reverse Stock Split

The reverse stock split is a Rule 13e-3 transaction under the Securities Exchange Act of 1934, as amended (“Exchange Act”). The purpose for which the Company and each of the members of the Principal Group is engaging in the reverse stock split is to make the Company privately-held, thereby relieving it of the costs, administrative burdens and competitive disadvantages associated with operating as a public company including Sarbanes-Oxley Act compliance. Historically, the Company has not made sufficient profit to absorb the costs associated with being a publicly-held company. The Company does not anticipate that profits will increase in the future, especially given the current economy, to justify remaining a publicly-held company. Further, there has not been a market for the Company’s stock in the past and stock options have not been a useful incentive to employees.

When completed, the reverse stock split will reduce the number of record holders of the Company’s common stock to fewer than 300, thereby allowing the Company to terminate the registration of its common stock under Section 12(g) of the Exchange Act and to discontinue the filing of reports with the Securities and Exchange Commission.

In connection with the reverse stock split, the Company and the members of the Principal Group are filing a Rule 13e-3 Transaction Statement on Schedule 13E-3 with the Securities and Exchange Commission simultaneously with the filing of this Information Statement. As soon as practicable after the effective time of the reverse stock split, the Company will terminate its periodic reporting obligations under Sections 13 and 15(d) of the Exchange Act, will terminate the registration of its common stock under Section 12(g) of the Exchange Act and will terminate the quotation of its common stock on the OTC Bulletin Board.

Given the Company’s circumstances, the Board of Directors, the Company and each of the members of the Principal Group determined that a reverse stock split would be the preferred method of going private transaction because it has the highest likelihood of successful completion at the least cost. The Company and/or members of the Principal Group considered a sale of the business as an alternative to the reverse stock split transaction, but this alternative was rejected because sufficient financing was not available. The Company and each of the members of the Principal Group is undertaking the reverse stock split at this time because, among other reasons, they believe that the Company will save substantial costs associated with compliance with the public reporting requirements of a public company.

Effects of the Reverse Stock Split

The reverse stock split transaction will reduce the number of shareholders of the Company’s common stock from approximately 1,294 record holders to approximately 155shareholders, who will be members of the Principal Group and the Non-Principal Group, and will reduce the number of outstanding shares of common stock from 11,210,304 shares to approximately 5,376 shares. The redeemed shares will be retained as treasury shares.

Upon completion of the reverse stock split transaction the Company’s common stock will no longer be listed on any stock trading exchange or quotation system and will not be publicly traded. The registration of the Company’s common stock under Section 12 of the Securities Exchange Act

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of 1934 will be terminated and the Company will no longer file any reports with the Securities and Exchange Commission.

The Company’s Articles of Incorporation currently authorize the issuance of 20 million shares of capital stock consisting of 12,661,358 issued shares of common stock, $0.01 par value per share. The reverse stock split will change the par value of the Company’s common stock to $0.02 per share. The reverse stock split is not expected to have any significant effect upon the ongoing operations of the Company. However, the Company will spend up to $183,321.60 to $220,000.00 in connection with the payment of cash consideration for fractional shares. Some of these funds may be borrowed.

As a result of the reverse stock split, all security holders who do not hold a minimum of 2,000 shares as of the Approval Record Date, will cease to be shareholders of the Company and will exchange all of their shares of stock of the Company for cash consideration.

Effects on affiliates as well as unaffiliated security holders, including the effect the reverse stock split will have upon each affiliate’s interest in the net book value and net earnings of the Company in both dollar amounts and percentages:

	Before	After	Change

W. Edd Helms, Jr.
# of Shares	9,590,311.00	4,795.00	-0.003%
% Ownership	85.55%	89.21%	3.66%
Earnings	(33,560.05)	(34,995.92)	4.28%
Net Book Value[1]	4,466,988.41	4,658,109.22	4.28%

L. Wade Helms
# of Shares	50,000.00	25.00	0.000%
% Ownership	0.45%	0.47%	0.02%
Earnings	(174.97)	(182.46)	4.28%
Net Book Value	23,289.07	24,286.28	4.28%

Walter Revell
# of Shares	25,935.00	12.00	-7.461%
% Ownership	0.23%	0.22%	-0.01%
Earnings	(90.76)	(87.58)	-3.50%
Net Book Value	12,080.04	11,657.42	-3.50%

___________________________

1  The cost of the reverse stock split transaction are not reflected in these figures.

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	Before	After	Change
Edward McCarthy
# of Shares	2,580.00	1.00	-22.481%
% Ownership	0.02%	0.02%	0.00%
Earnings	(9.03)	(7.30)	-19.16%
Net Book Value	1,201.72	971.45	-19.16%

John Salvaggio
# of Shares	0	0	0
% Ownership	0	0	0
Earnings	0	0	0
Net Book Value	0	0	0

Dean A. Goodson
# of Shares	0	0	0
% Ownership	0	0	0
Earnings	0	0	0
Net Book Value	0	0	0

Sherrie Helms
# of Shares	165,445.00	82.00	-0.873%
% Ownership	1.48%	1.53%	0.05%
Earnings	(578.95)	(598.47)	3.37%
Net Book Value	77,061.20	79,659.01	3.37%

Charlene Helms Freedland
# of Shares	189,890.00	94.00	-0.995%
% Ownership	1.69%	1.75%	0.05%
Earnings	(664.50)	(686.05)	3.24%
Net Book Value	88,447.23	91,316.43	3.24%

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	Before	After	Change
Vicki Helms
# of Shares	2147	1	-6.847%
% Ownership	0.02%	0.02%	0.00%
Earnings	(7.51)	(7.30)	-2.86%
Net Book Value	1,000.03	971.45	-2.86%

All Affiliated shareholders
# of Shares	10,026,308.00	5,010.00	-0.06%
% Ownership	89.44%	93.21%	3.77%
Earnings	(35,085.76)	(36,565.08)	4.22%
Net Book Value	4,670,067.70	4,866,971.26	4.22%

Unaffiliated shareholders
# of Shares	1,183,996.00	365.00	-38.344%
% Ownership	10.56%	6.79%	-3.77%
Earnings	(4,143.24)	(2,663.92)	-35.70%
Net Book Value	551,483.30	354,579.74	-35.70%

Factors Favoring the Reverse Stock Split

The Reverse Stock Split Provides Smaller Shareholders with Liquidity. Most of the Company’s shareholders hold small positions which cannot be cost effectively sold because the brokerage commission in an open market transaction would eliminate much, if not all, of the proceeds to the shareholder assuming a purchaser for the shares could be found. The reverse stock split will provide these shareholders at the effective time with the opportunity to liquidate their investment in the Company while not being required to pay a brokerage commission.

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No Unusual Conditions to the Reverse Stock Split. The Board of Directors also considered the likelihood that the reverse stock split would be implemented. In this regard, it considered that there are no unusual requirements or conditions to the reverse stock split, and that the Company has the financial resources to implement the reverse stock split expeditiously.

The Reverse Stock Split Will Apply Equally to All Shares of our Common Stock. The purpose of the reverse stock split is to reduce the number of record holders to include only the Principal Group and the Non-Principal Group so that the Company can file to terminate its public reporting and continue future operations as a private company owned wholly by the Principal Group and the Non-Principal Group. All shareholders of the Company will receive cash for that number of their shares not divisible by 2000.

Cost Savings. The Company incurs costs associated with its status as a public company. Among the most significant are the costs associated with compliance with the public reporting imposed by the Securities and Exchange Commission. The Company will save in general and administrative costs by being a private company. Additionally, the cost to the Company in terms of management time spent on complying with the public reporting and compliance with the Sarbanes-Oxley Act of 2002 will also be saved.

The Reverse Stock Split Offers Shareholders the Opportunity to Receive Cash In Lieu of Fractional Shares. The Board of Directors considered several methods for valuing the Company’s common stock to determine the price per share to be paid to shareholders in lieu of issuing fractional shares of our common stock as a result of the reverse stock split. The Board of Directors obtained and relied upon a third party valuation report in determining the cash consideration to be paid to security holders and obtained a third party Fairness Opinion that the price determined was fair. A copy of the Fairness Opinion is attached hereto as Appendix E and is incorporated herein by this reference. The reverse stock split was approved unanimously by the Board of Directors.

Factors Disfavoring the Reverse Stock Split

The Reverse Stock Split Was Approved by the Principal Group Without a Vote by Minority Security Holders. The Principal Group owns 89.20% of the common stock of the Company. Based upon this controlling interest, the Principal Group holds sufficient shares of common stock to approve the reverse stock split without securing the approval of any of the minority security holders. The reverse stock split transaction does not require the approval of any of the minority security holders. Nevertheless, this factor is outweighed by the equal application of the reverse stock split to all shares of the Company’s common stock and the fairness of the price paid to all security holders for fractional shares.

Inability to Participate in Any Future Increase in the Value of Our Common Stock. Security holders who are cashed-out as a result of the reverse stock split will have no further equity interest in the Company. Accordingly, they will no longer have the opportunity to participate in any increase or decrease in the value of the Company’s common stock, its assets, earnings or profits. This factor is outweighed by the equal application of the reverse stock split to all shares of the Company’s common stock and the fairness of the price paid to the security holders for fractional shares.

                Other Factors. All cash consideration amounts owed to the cashed-out shareholders as a result of the reverse stock split will be subject to applicable federal and state income taxes and state-abandoned property or escheat laws. Additional details regarding the federal tax consequences are

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described later in this Information Statement under the heading “SPECIAL FACTORS - Material Federal Income Tax Consequences.” Additional details regarding state-abandoned property, or escheat, laws are described later in this Information Statement under the heading “THE REVERSE STOCK SPLIT - Procedure Following the Reverse Stock Split - Escheat Laws.”

Material Federal Income Tax Consequences

The following discussion describes the material U.S. federal income tax consequences to the Company and its U.S. Shareholders resulting from the reverse stock split. This discussion does not address any tax consequences arising under any state, local or foreign tax laws or U.S. federal estate or gift tax laws. This discussion is based on the Internal Revenue Code of 1986, as amended, Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the Internal Revenue Service, or IRS, all as in effect as of the date of this information statement. These authorities may change these regulations, possibly retroactively, resulting in U.S. federal income tax consequences different from those discussed below. No ruling has been or will be sought from the IRS with respect to the matters discussed below, and there can be no assurance that the IRS will not take a contrary position regarding the tax consequences of the reverse stock split or that any such contrary position would not be sustained by a court.

This summary also assumes that the shareholders have held and will continue to hold their shares as capital assets within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended. This summary does not discuss all aspects of federal income taxation, including certain aspects that may be important to shareholders in light of their individual circumstances. Many shareholders, such as banks, financial institutions, insurance companies, broker-dealers, tax-exempt organizations, and securities traders that elect mark-to-market tax accounting treatment, may be subject to special tax rules. Other shareholders may also be subject to special tax rules, including but not limited to: shareholders who received our common stock as compensation for services or pursuant to the exercise of an employee stock option, or shareholders who have held, or will hold, stock as part of a straddle, hedging, or conversion transaction for federal income tax purposes. In addition, this summary does not discuss any state, local, foreign, or other tax considerations.

For purposes of this discussion, “U.S. person” means any of the following:

(1) a citizen or resident of the U.S.;

(2) a corporation or other entity taxable as a corporation created or organized under U.S. law (federal or state);

(3) an estate the income of which is subject to U.S. federal income taxation regardless of its sources;

(4) a trust if a U.S. court is able to exercise primary supervision over administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust, or if the trust has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

(5) any other person whose worldwide income and gain is otherwise subject to U.S. federal income taxation on a net basis.

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As used in this discussion, the term “U.S. Shareholder” means a beneficial owner of the Company’s common stock that is a U.S. person. This discussion does not address any matters with respect to a “non-U.S. Shareholder” meaning a beneficial owner of our common stock that is not a U.S. person.

We recommend that each shareholder consult with their own tax advisor as to the particular federal, state, local, foreign and other tax consequences, in light of their specific circumstances. If a partnership holds our common stock, the tax treatment of a partner generally will depend upon the status of the partner and upon the activities of the partnership. If the shareholder is a partner of a partnership holding our common stock, we suggest that such shareholder consult his or her tax advisor.

Federal Income Tax Consequences to the Company. The reverse stock split is not expected to have any material U.S. federal income tax consequences to the Company.

Federal Income Tax Consequences to Shareholders. A shareholder who receives cash consideration in lieu of a fractional share as a result of the reverse stock split and is not related to any person or entity that holds the Company’s common stock immediately after the reverse stock split will recognize capital gain or loss. The amount of capital gain or loss the shareholder recognizes will equal the difference between the cash received for the cashed-out stock and the aggregate adjusted tax basis in such stock.

If a shareholder is related to a person or entity who continues to hold the Company’s common stock immediately after the reverse stock split, such shareholder will recognize gain or loss in the same manner as set forth in the previous paragraph, provided that such receipt of cash either is “not essentially equivalent to a dividend,” or is a “substantially disproportionate redemption of stock,” as described below.

“Not Essentially Equivalent to a Dividend.” A shareholder will satisfy the “not essentially equivalent to a dividend” test if the reduction in its proportionate interest in the Company resulting from the reverse stock split is considered a “meaningful reduction” given the particular facts and circumstances. The Internal Revenue Service (“IRS”) has ruled that a small reduction by a minority shareholder whose relative stock interest is minimal and who exercises no control over the affairs of the Company will meet this test.

“Substantially Disproportionate Redemption of Stock.” The receipt of cash in the reverse stock split will be a “substantially disproportionate redemption of stock” for a shareholder if the shareholder owns less than 50% of the outstanding voting shares of our common stock after the reverse stock split, and the percentage of the outstanding voting and non-voting shares of our common stock owned by the shareholder immediately after the reverse stock split is less than 80% of the percentage of voting and non-voting shares of our common stock it owned immediately before the reverse stock split.

In applying these tests, the shareholder will be treated as owning shares actually or constructively owned by certain individuals and entities related to the shareholder. If the receipt of cash consideration in lieu of fractional shares of the Company’s common stock does not give rise to capital gain or loss under any of the tests, it will be treated first as ordinary dividend income to the extent of the shareholder’s ratable share of our undistributed earnings and profits, then as a tax-free

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return of capital to the extent of its aggregate adjusted tax basis in the shares, and any remaining amount will be treated as capital gain.

Federal legislation also reduced the maximum U.S. federal income tax rate applicable to net capital gain (defined generally as the total capital gains in excess of capital losses for the year) recognized upon the sale of capital assets that have been held for more than 12 months to 15%. The maximum U.S. federal income tax rate on dividends, to the extent there are earnings or profits, has also been reduced to 15%. The reduced rate of tax applies to the taxable years between 2003 and 2008. Net capital gain recognized from the sale of capital assets that have been held for 12 months or less will continue to be subject to tax at ordinary income tax rates. Capital gain recognized by a corporate taxpayer will also continue to be subject to tax at the ordinary income tax rates applicable to corporations. For both individual and corporate taxpayers, there are significant limitations on the deductibility of capital losses.

Under the Internal Revenue Code, a U.S. Shareholder may be subject to information reporting on the cash received in the reverse stock split unless an exemption applies. Back-up withholding may also apply (currently at a rate of 28%) with respect to the amount of cash received in the reverse stock split, unless the shareholder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with the applicable requirements of the back-up withholding rules. Back-up withholding is not an additional tax and any amounts withheld under the back-up withholding rules may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the Internal Revenue Service in a timely manner. Each U.S. Shareholder should consult its own tax advisor as to the qualifications for exemption from back-up withholding and the procedures for obtaining such exemption.

As explained above, the amounts paid to a shareholder as a result of the reverse stock split may result in dividend income, capital gain income, or some combination of dividend and capital gain income to such shareholder depending on its individual circumstances. We recommend that each shareholder consult its tax advisor as to the particular federal, state, local, foreign, and other tax consequences of the transaction, in light of their specific circumstances.

Federal Income Tax Consequences to Others. The members of the Principal Group or the Remaining Minority Shareholders do not expect to recognize any significant income, gain or loss as a result of the reverse stock split.

Fairness of the Reverse Stock Split

Determination by the Board of Directors. The Board of Directors of the Company reasonably believes that the reverse stock split is substantively and procedurally fair to the security holders of the Company, that is those shareholders who are not part of the Principal Group and those who hold less than 2,000 shares as of the Approval Record Date. No director of the Company dissented to or abstained from voting on the Rule 13e-3 transaction described herein.

The Board of Directors has considered and discussed a going private transaction as a means of reducing the Company’s costs and expenses, its administrative burdens and its competitive disadvantage, and allowing management to redirect its focus on maximizing revenues. Management’s analysis of the cost of remaining a reporting company was deemed excessive given the Company’s profits and the economy. The Board of Directors and management have determined

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that the reverse stock split would be the best means of accomplishing these goals because of its simplicity and its likelihood of completion.

In determining the fairness of the reverse stock split transaction to security holders of the Company, the Board of Directors has considered the current and historical market prices of the Company’s common stock as well as the net book value of the common stock. The Board of Directors also considered the going concern value and liquidation value of the Company. Based upon the foregoing value factors, and the fairness opinion provided by Florida Corporate Finance, dated September 2, 2008, the Board of Directors determined $0.40 per share to be a fair value to security holders. No particular preference or weight was given to any of these value factors because the accepted price of $0.40 per share exceeded each of these value factors.

In determining the fairness of the transaction, the Board also considered prior stock purchases. In connection with the termination of the Edd Helms Group, Inc. Employee Stock Ownership Plan, the Company redeemed a total of 1,159,970 shares of issued and outstanding common stock from the Edd Helms Group, Inc. ESOP effective July 26, 2007. The shares were purchased at a price of $.42 per share, with an aggregate cost to the Company of $487,187.40. The average purchase price during the second and third quarters of 2007 was $.42 per share. The money used to purchase the shares was from working capital of the Company.

Summary of Factors Reviewed to Determine Fairness of Fractional Share Purchase Price. Although Edd Helms Group, Inc. is a publicly owned company subject to the reporting requirements of the SEC, its common stock is quoted only on the over-the-counter “Pink Sheets” market. As a result, the common stock of Edd Helms Group, Inc. has severely limited liquidity, low, if any, trading volume, and a quoted price per share that has only a slight relationship to the Company’s book value, earnings, or other financial criteria.

In arriving at the determination that $0.40 per share is a fair value to security holders, Florida Corporate Finance established an enterprise value for the entire Company and its subsidiaries on a consolidated basis. That enterprise or fair market value was then used to calculate a per share price for all of the outstanding common stock of the Company. In regard to that per share price, however, it was also necessary to apply a reasonable discount to the per share value for the entire Company. That discount compensates for the lack of control by all stockholders other than Edd Helms, Jr. as well as the absence of an active trading market for the shares of the Company.

In that regard, it has been the prior practice of the Internal Revenue Service (“IRS”) to generally accept up to a 20% discount for minority holdings and up to a 20% discount for a lack of liquidity when valuing the shares of relatively small, privately held companies. Although both such discounts could be applied to all of the shares in the Company other than those held by Edd Helms, Jr., it would not be expected that the entire 40% discount for both conditions would be appropriate. As a result, in order to establish a fair market value for the repurchase of the fractional shares that would result from the proposed reverse stock split, only a single 15% discount was applied to the per share price for minority holders.

In regard to establishing an enterprise value for the Company and applying that value to the repurchase of the fractional shares that would result from the proposed reverse stock split, the historical Consolidated Income Statements were compiled for the fiscal years ended May 31st 2003 though 2008 and for the Balance Sheet as of May 31, 2008. Those Income Statements were then used to calculate the annual Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, and

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Amortization) for the Company. The EBITDA calculations were based on the Company’s Operating Profits or Losses excluding Other Income or Expense. The adjustments to EBITDA included adding back non-recurring expenses associated principally with high legal fees related to two litigation matters and expenses related to the Company’s home technology showroom operation which was subsequently discontinued.

One of the most common methods of estimating an enterprise value and, therefore, one of the most reliable is a multiple of this adjusted EBITDA less the amount of funded or interest bearing debts that would be assumed by a potential buyer for the company. Those funded or interest bearing debts are subtracted from an EBITDA value calculation because they are as much a part of the purchase price for a buyer as cash paid at closing, purchase money notes held by the seller, or other forms of transaction financing.

For the Company, the average Adjusted EBITDA for the last four fiscal years and the resulting value calculations are:

Edd Helms Group, Inc.	(in thousands of dollars)
Average Adjusted EBITDA - 2005-08	$ 1,291.2
Value at 4.25 times Adjusted EBITDA	5,487.7
Less Interest Bearing Debts	(315.7)
Adjusted Value at 4.5 times EBITDA -	$ 5,172.0

Using a somewhat higher multiplier results in the following estimate of the Company’s current enterprise value.

Edd Helms Group, Inc.	(in thousands of dollars)
Average Adjusted EBITDA - 2005-08	$ 1,291.2
Value at 4.75 times Adjusted EBITDA	6,133.3
Less Interest Bearing Debts	(315.7)
Adjusted Value at 5.5 times EBITDA -	$ 5,817.6

On a per share basis, the above enterprise values would be approximately $0.45 and $0.51 per share respectively.

                 In regard to the above calculations, it was not expected that most corporate buyers would use an EBITDA multiplier of less than 4.25 nor more than 4.75 for an acquisition of the Company. In addition, the lower range of those multipliers would be more probable for a Company participating

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in a union organized, service businesses with relatively low technology, high labor input, and a low level of proprietary content.

A second method for valuing the Company was based on its anticipated future cash flow or the net present value of the future cash flow which the Company could be expected to generate. This estimated level of cash flow as shown in the table below was based on the average of the Company’s Operating Profits during its 2005 through 2008 fiscal years.

Nonrecurring expenses were added back and an assumed tax rate of 40% was applied to those profits. In addition, non-cash depreciation charges were added back to calculate cash flow. Using this average annual cash flow of approximately $911,700 for the Company as a base, the Company might be expected to generate future cash flows increased by an average of 5% per year as follows:

Edd Helms Group, Inc.                                                                                 (in thousands of dollars)

	2005/08	2009	2010	2011	2012	2013	2014
Net Cash Flow	$ 911.7	$ 957.3	$ 1,005.2	$ 1,055.4	$ 1,108.2	$ 1,163.6	$ 1,221.8

Using a discount rate of 20%, a reasonable expectation for the return on invested capital by a corporate entity, the net present value for the above after tax cash flows continued through 2019 is approximately $4.85 million or a per share price of $0.42.

A third method of calculating the fair market value for an investment in a corporate entity is a simple calculation of the indicated initial cash return on the total purchase price. Assuming that an adequate return on a corporate investment is 20% and that the Net Anticipated After Tax Cash Flow generated by the Company is $911,700, to generate that level of return, the purchase price for the corporate entity could not exceed $4.56 million or a per share price of $0.40.

In regard to all three of the above methods for establishing an enterprise value for the Company, its tangible book value would be expected to act as a floor or the lowest reasonable price that might be appropriate for its acquisition. As of May 31, 2008, that tangible book value was approximately $5.17 million or a per share price of $0.45. After applying the 15% discount for low liquidity and the lack of control by extremely small minority holdings, that net book value per share would indicate a per share value of approximately $0.38 per share.

However, if that net book value were converted to a liquidation value, it would be substantially lower. Based on an orderly liquidation sale of the fixed assets of the Company, it would be expected that those assets would be valued at only some 15% of their cost basis or a total as of May 31, 2008 of approximately $522,700 for the transportation equipment, other machinery and equipment, and computers, software, and office furniture, fixtures, and equipment. The leasehold improvements would have no liquidation value.

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Assuming that the inventories could be liquidated at 25% of their cost basis, as of May 31, 2008, those inventories would have a liquidation value of approximately $357,600. And because receivables are difficult to collect during a liquidation process, those should be discounted by approximately 10% or a net liquidation value of approximately $3,469,100.

Among the other assets of the Company, Cost in Excess of Billings, Prepaid Expenses, Prepaid Income Taxes, Goodwill, and miscellaneous Other Assets would have no value.

The sum of the above estimated liquidation values for the assets of Edd Helms Group would be approximately $4,829,500. Applying those liquidation values to Edd Helms Group and assuming the repayment of all outstanding debts of the Company, the liquidation of the Company would be expected to result in a net liquidation value of approximately $1,328,800 or only $0.116 per share for the 11.5 million shares outstanding.

Of course, it might also be assumed that another indication of value for the Company would be the actual publicly quoted price for the Company’s common stock multiplied by the total number of shares outstanding. However, the extremely limited market for the Company’s common stock and its resulting lack of liquidity tends to distort the relationship between the quoted and real value for its shares. Based on its most recent quoted price of $0.35 per share in the Over-the-Counter Market and its 11.5 million shares outstanding, the Company would have an indicated enterprise value of only $4.0 million. Based on all of the above calculations, that price appears to be unreasonably low.

Since the date of the fairness opinion, both the stock market as a whole and the quoted price for Edd Helms Group have trended down. As of February 27, 2009, the quoted price for Edd Helms Group was $0.28 per share, a price that is 20% lower than the $0.35 per share price quoted as of the date of the fairness opinion.

As a means of applying other criteria to the public market price for the Company common stock, an attempted was made to identify other public companies which would serve as comparable indicators of value. Using the SIC Code 1731 for electrical contractors and limiting annual revenues to between $25 million to $100 million, only eight publicly owned companies were found in the U.S. Of those, only four were related to the specialty markets and services offered by the Company - Berliner Communications of Elmwood Park, New Jersey; Fortress International Group, Inc. of Columbia, Maryland; Peco II, Inc. of Galion, Ohio; and Telkonet, Inc. of Germantown, Maryland. Using the available financial data for those four companies and for Edd Helms Group, an enterprise value comparison was compiled. That financial data included the level of annual sales, the stock price to sales ratio, the stock price to earnings (PE) ratio, and the stock price to book value ratio. That comparison showed that the then market price of $0.35 per share for Edd Helms Group resulted in artificially low Price to Sales, Price to Earnings, and Price to BookValue ratios. Therefore, a per share price of $0.35 was deemed to be inappropriately low for Edd Helms Group.

Edd Helms Group	Indicated Enterprise Values
Calculation Method	Indicated Value
EBITDA times 4.25 Less Funded Debts	$ 5,172.0
EBITDA times 4.75 Less Funded Debts	5,817.6
Discounted Cash Flow at 20%	4,850.0
Return on Investment at 20%	4,560.0
Public Price at $0.35 per Share	4,025.0
Public Price at $0.50 per Share	5,750.0
Tangible Book Value	5,165.2

(the values in the above table are shown in thousands of dollars)

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Using different evaluation methods, it is not unusual to have the relatively wide variations in indicated values as shown in the above table. However, in reviewing all of the above calculations related to an appropriate enterprise value for Edd Helms Group, the fairness opinion of Florida Corporate Finance of September 2, 2008 showed that its value to a potential corporate buyer with some synergy to its markets, services, and operating methods would be:

Five Million Five Hundred and Twenty Thousand Dollars ($5,220,000)

Plus the assumption by the buyer of the outstanding liabilities of Edd Helms Group or a per share price of approximately $0.454

Based on that enterprise value and applying a 15% discount for the combination of extremely small minority holdings and low liquidity results in an indicated repurchase price for the shares that would result in fractional share ownership of approximately:

Thirty Eight and Six Tenths Cents per Share ($0.386)

That calculated price of $0.386 per share is approximately 10.6% higher than the $0.35 per share quoted price for Edd Helms Group common stock as of the date of the fairness opinion and approximately 37.9% higher than the $0.28 per share quoted price for the Company as of February 27, 2009.

It was, therefore, the opinion of Florida Corporate Finance, which was thereafter adopted by the Board of Directors, that the estimated $0.386 per share price supported by all of the above calculations demonstrated that a repurchase price of forty cents ($0.40) per share represents a fair and equitable price to eliminate fractional shares resulting from the proposed reverse stock split by the Company. In regard to that opinion, the proposed repurchase price of forty cent ($0.40) per share compares to:

•	A quoted market price in the over-the-counter market of $.28 per share as of February 27, 2009;
•	A quoted market price in the over-the-counter market of $.35 per share as of September 2, 2008;
•	Historical quoted market prices in the over-the-counter market during all of 2008 which varied from a high of $0.51 per share and a low of $0.27 per share;

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•	A net tangible book value of approximately $0.38 per share as of May 31, 2008 after applying a 15% discount for the lack of liquidity and control by extremely small minority holdings,
•	An estimated liquidation value of approximately $0.116 per share as of May 31, 2008; and
•	A going concern or enterprise value of approximately $0.386 per share after applying the 15% discount for the lack of liquidity and control by extremely small minority holdings.

With the exception of the historical quoted market prices in the over-the-counter market during 2008 which varied from a high of $0.51 per share to a low of $0.27 per share, the above per share values are lower than the proposed $0.40 per share repurchase price for the fractional shares that would be created as a result of the proposed reverse stock split by Edd Helms Group.

In arriving at the $0.40 per share offer to unaffiliated stockholders, the Company considered the current and historical market prices, the net book value of the common stock, the going concern and liquidation values, and prior stock purchases. An enterprise or fair market value was then used to calculate a per share price for the outstanding common stock of the Company with the application of a reasonable discount given the lack of control by stockholders other than Edd Helms, Jr. and the absence of an active trading market for the shares of the Company.

While the Company repurchased shares in connection with the termination of an employee stock ownership plan at a per share price of $0.42, this occurred in 2007. Further, while the market price in the over-the-counter market reached a high of $0.51 per share in 2008, if this figure is averaged with the low market price of $0.27 per share also reached in 2008, the resulting figure is $0.39 per share. It was the consideration of all of the above figures that leads the Company to believe in the fairness of the resultant $0.40 per share offer to the unaffiliated stockholders.

A copy of the Fairness Opinion is attached hereto as Appendix E and incorporated herein by this reference.

No material relationship exists between the Company and Florida Corporate Finance, although Florida Corporate Finance had provided acquisition search services for the Company several years ago. The Company chose Florida Corporate Finance to prepare the Fairness Opinion based on prior business dealings between the Company and Florida Corporate Finance. The compensation paid to Florida Corporate Finance by the Company for preparation of the Fairness Opinion was $2,500.00. This figure was arrived at through negotiations between the two parties. No part of the $2,500.00 fee paid to Florida Corporate Finance was contingent on the approval of this transaction.

Florida Corporate Finance was paid approximately $5,000 for the related study of the Company, its historical financial results, and its enterprise value as well as the other indications of value outlined above. That payment to Florida Corporate Finance was based on a fee of $145.00 per hour and was not in any way contingent on any approval for the proposed reverse stock split or going private transaction.

Although Florida Corporate Finance participated with at least three senior executives of Edd Helms Group in the discussions which established the proposed $0.40 per share repurchase price for

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all fractional shares that would be created by the reverse stock split, Florida Corporate Finance also recommended that the $0.40 per share be paid for those fractional shares.

Florida Corporate Finance is a sole proprietorship owned by H. Lee Rust. Mr. Rust has been engaged in the corporate finance business since 1978 and has experience in management, sales, mergers and acquisitions, investment banking, and financial analysis. During the past thirty years, Mr. Rust has analyzed, structured, negotiated, and financed numerous acquisitions and sold numerous companies. In the course of his career, Mr. Rust has taken six companies public, two as underwriter and four as consultant for the transaction from its inception. Concentrating on small businesses, Mr. Rust has also been the president of six turn-around companies with serious financial and operating problems. Mr. Rust has been a director of eight corporations both public and private and assisted in the formation, financing, and initial operations of three start-ups in both the service and manufacturing sectors.

Mr. Rust currently concentrates the majority of his corporate finance work on mergers and acquisitions including recent transactions structured as cash and debt asset purchases, stock-for-assets acquisitions, corporate mergers, several leveraged management buyouts, and a number of company sales all either completed or in various stages of the exploration, negotiation, due diligence, and closing process. Virtually all of these require that he establish enterprise values related to the transactions.

The fairness opinion is an exhibit to the Company’s Schedule 13E-3 which is being filed with the Securities and Exchange Commission simultaneously with the filing of this Information Statement. See “OTHER INFORMATION - Where You Can Find Additional Information.” Florida Corporate Finance has consented to the Company’s use of the fairness opinion in the Company’s filings with the Securities and Exchange Commission and to the Company making the fairness opinion available for use by its shareholders in conjunction with the going private transaction.

Determination by the Principal Group and the Non-Principal Group and ‘Filing Persons’. The members of the Principal Group are W. Edd Helms, Jr., Sherrie Helms,, L. Wade Helms, Charlene Helms Freedland, and L. Wade & Vicki Helms. They are also ‘Filing Persons’ for purposes of Schedule 13E-3. Each of the Filing Persons (Edd Helms Group, Inc., W. Edd Helms, Jr., L. Wade Helms, Sherrie Helms, Charlene Helms Freedland, Vicki Helms, Walter Revell, Edward J. McCarthy, John Salvaggio, and Dean A. Goodson), reasonably believes that the reverse stock split is substantively and procedurally fair to all shareholders of the Company, including all unaffiliated shareholders. In making this determination, each of the Filing Persons has adopted the analysis and findings of the Company’s Board of Directors regarding the material factors upon which it was determined that the reverse stock split was fair to the security holders. The Board of Directors has consented to the adoption of the analyses conducted by Florida Corporate Finance and the Fairness Opinion as provided by Florida Corporate Finance.

Additional Factors Considered by the Board of Directors in Approving the Reverse Stock Split

The Board of Directors has analyzed the reverse stock split and its anticipated effects on the Company’s shareholders and, in addition to the foregoing, also considered, in no particular order and without preference, the factors described below.

Cost Savings. Benefits that would typically be expected to derive from status as a public company, including liquidity and capital formation, are not being realized and are not likely to be

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realized by the Company in the foreseeable future. Nevertheless, the Company continues to incur the costs associated with its status as a public company. Among the most significant are the costs associated with compliance with the public reporting obligations imposed by the Securities and Exchange Commission, which have been greatly increased as a result of the Sarbanes-Oxley Act of 2002. The total costs of being a U.S. public company which were significantly affected by the Sarbanes Oxley Act include external auditor fees, directors and officers (D&O) insurance, board compensation, lost productivity and legal costs. The cost of complying with Section 404 of the Sarbanes Oxley Act, which requires management and an external auditor to report on the adequacy of the Company’s internal control over financial reporting, impacts smaller companies disproportionately as there is a significant fixed cost involved in completing the assessment. For example, during 2004, U.S. companies with revenues exceeding $5 billion spent .06% of revenue on Sarbanes Oxley compliance, while companies with less than $100 million in revenue spent 2.55%. The Company anticipates additional annual costs beginning in 2009 in the $250,000.00 range for compliance testing and procedures related to compliance with Section 404. The Company is, therefore, undertaking the reverse stock split at this time to save the continuing costs, which are expected to increase over time, and resources required to comply with the public reporting and other obligations associated with operating as a public company. The Company estimates that direct savings will initially be the approximately $115,000.00 in legal and audit expenses that the Company is already spending per year, plus an additional $250,000.00 the Company will be required to spend effective December 2009. Thus, the Board of Directors considered that beginning in December of 2009, the legal, audit and compliance costs for remaining a public company would be approximately $365,000.00 per year. However, the actual savings to be realized from terminating public company status may be higher or lower than estimated. In addition, the Company expects to realize indirect savings in the form of management time which is presently being used to satisfy the Company’s public reporting obligations and shareholder relations. This indirect saving cannot be accurately quantified because the Company does not require its management personnel to keep time records.

Lack of Capital from Public Markets. The Company has been unable to take advantage of the capital available through the public markets due to its historically low stock price. Further, the Board of Directors does not presently intend to raise capital through sales of securities in a public offering or to acquire other business entities using the Company’s common stock as the consideration for the acquisition. Accordingly, the Company has not, and is not likely to make use of, or benefit from, the advantages generally associated with operating as a public company.

Lack of Liquidity. The market for the Company’s common stock is very thinly traded with an average volume of fewer than 1,000 shares per trading day for 2008. Even though the Company’s common stock has a quoted price, the offer and sale by a shareholder of a very small number of shares could easily drive the share price down. Consequently, the benefit of liquidity which is commonly associated with publicly traded stock has not been available to the Company’s shareholders. The reverse stock split will pay most of the Company’s shareholders in cash for their shares.

Competitive Disadvantage. As a public company, the Company is required to make certain disclosures in connection with its public reporting. Those public disclosures can place it at a competitive disadvantage by providing its non-public competitors with strategic information about its business, operations and results while not providing it access to similar information about those competitors. In light of the Company’s limited size and resources, competitive disadvantages related to its public reporting obligations and its lack of intent to raise capital through a public offering or

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effect acquisitions using its stock, the Board of Directors does not believe the costs associated with maintaining its public reporting are justified. The Board of Directors believes that it is in the best interests of the Company and its shareholders as a whole to eliminate the administrative burden and costs associated with maintaining its public reporting.

Approval of the Reverse Stock Split by the Board of Directors and Shareholders

The Board of Directors unanimously approved on January 20, 2009 the reverse stock split and the purchase by the Company of all resulting fractional shares as well as the Amendment and the implementation of the reverse stock split at a price of $0.40 per share. This approval was subject to the information from Florida Corporate Finance supporting the fairness of the fractional share price. The Board of Directors also reserved the right to abandon the Amendment and the reverse stock split at any time prior to the effective time. The approval of the Board of Directors is procedurally fair to security holders of the Company because it is unanimous and reflects the action of each of the directors, including those who are members of the Principal Group and the Non-Principal Group, and those who are not a member of either of these groups.

Under the Florida Statutes the Amendment to implement the reverse stock split requires the affirmative vote of the holders of two-thirds of the voting shares other than the shares beneficially owned by the interested shareholders, unless the interested shareholder has been the beneficial owner of at least 80 percent of the corporation’s outstanding voting shares for at least 5 years preceding the announcement date. The Company has approximately 1,294 shareholders of record holding an aggregate of 11,210,304 shares of common stock issued and outstanding as of the Approval Record Date. Of those shares approximately 89.20%, or 10,000,071 shares, are owned by the Principal Group and have been owned by the Principal Group for greater than 5 years. Members of the Principal Group approved the Amendment by written consent effective as of April 23, 2009. Accordingly, the approval of security holders is neither required nor solicited in connection with the Amendment. The Board of Directors found that even though the security holders do not have the right to approve the reverse stock split, the transaction is procedurally fair to them because they will receive fair value for their shares.

Additional beneficial ownership information is contained below. See “OTHER INFORMATION - Security Ownership of Certain Beneficial Owners and Management” for further details.

The Board of Directors did not retain a representative to act solely on behalf of security holders for purposes of negotiating the terms of the transaction. However, security holders, while not separately represented, were represented by the Board of Directors. The Board of Directors did not retain a representative to act solely on behalf of security holders for purposes of preparing a report concerning the fairness of the transaction. However, the Board of Directors did retain Florida Corporate Finance, an unaffiliated third party, to render an opinion concerning the fairness of the transaction. Florida Corporate Finance did render its opinion to the Board of Directors that the fractional share purchase price represented fair value to the Company’s securities and security holders. While the fairness opinion was not rendered exclusively to security holders nor was it delivered solely on behalf of security holders, it was provided by an independent third party and is attached as an Exhibit for examination by security holders. Security holders who do not agree with the fair value determination for their shares also have statutory appraisal rights. See “APPRAISAL RIGHTS OF DISSENTING OWNERS” for further details. For the foregoing reasons, the Board of

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Directors has found that the absence of a representative to act solely for the security holders does not adversely affect the procedural fairness of the reverse stock split to the security holders.

THE REVERSE STOCK SPLIT

Basic Terms

In the reverse stock split, every holder of record of the Company’s common stock at the effective time will be entitled to receive one share of new common stock in exchange for every 2,000 shares held by such person immediately prior to the effective time. No fractional shares will be issued. Instead and in lieu of issuing fractional shares to shareholders who would otherwise be entitled to receive a fractional share of common stock as a result of the reverse stock split, the Company will pay cash consideration at the rate of $0.40 for each share of common stock that was outstanding immediately prior to the effective time but was not converted into a full share of post-split common stock.

The time for determining the shares of common stock that will be subject to the reverse stock split will be the time that the Amendment is filed with the Florida Secretary of State and becomes effective by its terms, which we estimate will be June 8, 2009. In no event, however, will the effective time of the reverse stock split be earlier than the 20th day after this Information Statement is sent or given to those persons or entities that held common stock as of the Approval Record Date.

Procedure Following the Reverse Stock Split

As soon as practical after the consummation of the reverse stock split, the Company will mail a letter of transmittal to each shareholder. The letter of transmittal will contain instructions for the surrender of stock certificates to the Company in exchange for the payment of the cash consideration. A copy of the Form Transmittal Letter is attached hereto as Appendix D and incorporated herein by this reference. No cash payment will be made to any cashed-out shareholder until the shareholder has surrendered his or her outstanding certificates, together with the completed letter of transmittal, to the Company. Upon receipt of the stock certificates and properly completed letters of transmittal, the Company will issue new certificates for whole shares and will make the appropriate cash payment for all fractional shares within approximately 20 business days. No service charges will be payable by security holders in connection with either the issuance of new stock certificates or the payment of cash in lieu of issuing fractional shares because the Company will bear those expenses. The Company will not pay interest on cash sums due to any shareholder in connection with the reverse stock split.

After the effective time of the reverse stock split, shareholders will have no rights as shareholders with respect to the pre-split shares of common stock or the fractional shares that resulted from the reverse stock split, whether or not those shareholders have been paid cash consideration. All shareholders will receive one stock certificate for every 2,000 shares exchanged and all fractional shares will be redeemed

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For payment purposes, shareholders holding common stock in a street name through a nominee, such as a bank or broker, will be treated in the same manner as shareholders whose shares are registered in their own names. Nominees will be instructed to effect the reverse stock split for their beneficial holders so that such beneficial holders will receive the cash consideration for their fractional shares. However, some nominees may have special procedures, so to assure prompt payment of the cash consideration, shareholders holding shares in street name should contact their nominees.

Generally, shareholders who hold shares in street name will be contacted by their broker or other institutional manager and receive from them a copy of the transmittal letter and instructions for surrendering their stock certificates in exchange for new shares and cash consideration for fractional shares, if any. They will transmit their instructions to their representative, who in turn will electronically transmit their shares to the Company.

The Company will act as its own exchange agent to accept existing common stock certificates, will issue one stock certificate for every 2,000 pre-split shares held by each shareholder, and will send cash payments in lieu of issuing fractional shares. All stock certificates outstanding immediately prior to the effective time evidencing ownership of common stock will be deemed cancelled without further action by their holders as of the effective time. Please do not send any stock certificates to the transfer agent or to the Company in connection with the reverse stock split until you receive and complete a letter of transmittal.

Escheat Laws. The unclaimed property and escheat laws of various states provide that under circumstances defined in those states’ statutes, holders of unclaimed or abandoned property must surrender that property to the state. Persons whose shares are eliminated and whose addresses are unknown to us, or who do not return their stock certificates and request payment therefor, generally will have a fixed period of years from the effective time in which to claim the cash payment payable to them. For shareholders who reside in other states or whose last known addresses (as shown by our records) are in states other than Florida, those other states may have abandoned property laws that call for the state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it; or (ii) escheat of such property to the state. Under the laws of those other jurisdictions, the “holding period,” the time period that must elapse before the property is deemed to be abandoned, may be shorter or longer than three years. If we do not have an address for the holder of record of the shares, then we would turn over unclaimed cash consideration to our state of incorporation, the state of Florida, in accordance with its escheat laws.

Source of Funds and Financial Effects of the Reverse Stock Split

The Company and the Principal Group estimate that they will use approximately $225,000.00 to $260,000.00 in cash to complete the reverse stock split, which includes cash payments to be made in lieu of issuing fractional shares, professional fees and other expenses related to the transaction. Total cash paid to shareholders in lieu of fractional shares will be approximately $183,322.00. This estimate is based upon the number of shares outstanding, less the number of shares held by the Principal Group and the Non-Principal Group, multiplied by $0.40 per pre-split share plus an additional estimate of the number of fractional shares that will accrue to the Principal Group and the Non-Principal Group as a result of the reverse stock split also multiplied by $0.40 per pre-split share.

In addition, the fees and expenses that have been incurred and that are estimated to be incurred in connection with the reverse stock split and the transactions related thereto include

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$40,000 for valuation services, auditors, legal counsel, and printing, mailing and miscellaneous costs in connection with the mailing of this Information Statement.

The cash consideration to be paid in connection with the reverse stock split and other expenses of the reverse stock split will be paid with the Company’s available cash and credit, cash from operations, and bank borrowings to the extent necessary.

The reverse stock split and the use of the Company’s available cash and credit to complete the reverse stock split, which includes professional fees and other expenses related to the transaction and cash payments to be made in lieu of issuing fractional shares, are not expected to adversely affect capitalization, liquidity, results of operations or cash flow. The Company will bear all reasonable expenses, excluding brokerage commissions and taxes, if any, related to implementation of the reverse stock split.

Accounting Consequences

The reverse stock split will also change the par value of the Company’s common stock to $0.02 per share. The reverse stock split will result in an increase in per share net income or loss and the per share net book value of the common stock because fewer shares of common stock will be outstanding. The Company’s financial statements and supplementary financial information, included in the Form 10-KSB attached hereto at Appendix F of this Information Statement, do not reflect the reverse stock split. Further, the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 are not incorporated by reference herein.

Certain Legal Matters

Neither the Company nor any member of the Principal Group is aware of any license or regulatory permit that appears to be material to its business that might be adversely affected by the reverse stock split, nor any approval or other action by any governmental, administrative or regulatory agency or authority, domestic or foreign, that would be required to consummate the reverse stock split, other than approvals, filings or notices required under federal and state securities laws and the corporate laws of the State of Florida.

The Company is currently involved with one legal matter. Case No. 04-8784 was filed by the Company against Siemens Building Technologies, Inc. (“Siemens”) in the 11th Judicial Circuit Court in Miami-Dade County. This matter arose out of a subcontract between the Company and Siemens for the installation of a fire alarm system at the Fountainbleau Hilton Hotel. Siemens failed to provide approved engineered drawings and caused other time delays and extra work. As a result, the Company brought suit against Siemens for breach of contract, fraudulent misrepresentation and negligent misrepresentation for damages in excess of $1,000,000. Siemens counterclaimed for damages in excess of $500,000. Counsel for the Company has indicated that there will be no material adverse effect on the Company from this action. The Form 10-KSB, included as Appendix F of this Information Statement, provides further information regarding this legal matter. The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 are not incorporated by reference herein.

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Conduct of Business After the Reverse Stock Split - Future Company Plans

Following the reverse stock split, the Company will no longer be a public company, but rather will operate as a private company. The Company’s business and operations will continue as they are currently being conducted and, except as disclosed in this Information Statement, the reverse stock split is not anticipated to materially affect the conduct of business. The Company will continue to be subject to substantially the same risks and uncertainties after the reverse stock split.

There are no existing voting agreements that would have an impact on future business plans of the Company.

Reservation of Right to Abandon the Reverse Stock Split

The Board of Directors has retained the right to abandon the reverse stock split, even though approved by the shareholders, if it determines prior to the effective time that the reverse stock split is not then in the best interests of the Company or any of its shareholders. The Board will meet in the event of any extraordinary difficulties in financing or procedurally accomplishing the reverse stock split transaction and will vote on whether to abandon the reverse stock split. If such action is taken, the Board will send letters to all shareholders notifying them of the decision. If the reverse stock split is not implemented, then the Company will be unable to terminate its public reporting until its has fewer than 300 holders of record of common stock and satisfies certain other requirements of the Securities and Exchange Commission.

We do not foresee any non-financial circumstances which would prevent the transaction from taking place as presented, but it is always possible that some unforeseen market or business circumstance could arise to cause the Board to re-evaluate the transaction.

APPRAISAL RIGHTS OF DISSENTING OWNERS

Section 607.1302 of the Florida Statutes gives you the rights of dissenting owners if you choose to exercise those rights. The rights of dissenting owners are found in Florida Statutes Sections 607.1301-607.1333, inclusive. A shareholder who wishes to assert appraisal rights must deliver written notice of intent to demand payment before the shareholders meeting at which the vote will be taken. The meeting of shareholders will take place on May 28, 2009.

Any shareholder that would receive in connection with the Reverse stock split cash in lieu of any fractional share of common stock to which such shareholder would otherwise be entitled may instead demand payment of the fair value of such fractional share, if the holder believes that the proposed payment of $0.40 per share does not accurately reflect that fair value, by giving the Company written notice of such demand, substantially in the form attached as Appendix C to the Information Statement, sent by first class mail, by reputable overnight business courier, or by hand to the principal business offices of the Company at 17850 N.E. 5th Avenue, Miami, Florida 33162, not later than May 18, 2009. [607.1302, 607.1321(1)(a), 607.1322]

Any shareholder demanding payment of the fair value of a fractional share must also deposit all certificates representing shares of Common Stock with the Company. The shares must be sent by

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first class mail, by reputable overnight business courier, or by hand to the Company, by the date referred to herein.[607.1323]

Any shareholder who does not timely demand payment of the fair value of such shareholder’s fractional share or does not timely deposit all certificates representing shares of Common Stock with the Company as provided above will not be entitled to appraisal of such shareholder’s fractional share under the dissenters’ rights provisions of the Florida Statutes. [607.1323(3)]

If the shareholder states on the form as attached as Appendix C to the Information Statement that the shareholder accepts the offer of the Company to pay the Company’s estimated fair value for the shares, the Company shall make such payments to the shareholder within ninety days after the Company’s receipt of the form from the shareholder. [607.1324(1)]

The appraisal notice as provided for and described in Section 607.1322 of the Florida Statutes, must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must state, among other things, the corporation’s estimate of the fair value of the shares and an offer to each shareholder who is entitled to appraisal rights to pay the corporation’s estimate of fair value. The appraisal notice must also be accompanied by financial statements of the corporation, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation’s appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any. If the offer is not accepted, the shareholder may provide the shareholder’s estimated fair value of the shares and a demand for payment of the shareholder’s estimated value plus interest. [607.1322]

If a demand for payment remains unsettled, the Company must commence a proceeding in the appropriate court of the county in which the corporation’s principal office, or, if none, its registered office, in the State of Florida within sixty days after receiving such demand, and petition the court to determine the fair value of the subject fractional share and accrued interest. If the Company fails timely to commence such a proceeding, any shareholder who has made a demand may commence the proceeding in the name of the corporation. [607.1330]

The costs of any such proceeding will be borne by the Company, except to the extent that the court finds the dissenting shareholder acted arbitrarily, vexatiously, or not in good faith in demanding payment, in which case the court may assess an equitable amount of such costs against the dissenting shareholder. The court may also assess the fees and expenses of counsel and experts to either party to any such proceeding against the other is such other party acted arbitrarily, vexatiously, or not in good faith in exercising its rights under the dissenters’ rights provisions of the Florida Statutes (or, in the case of the Company, if it did not substantially comply with the requirements of such provisions). [607.1331]

The foregoing is a summary of material terms of the dissenters’ rights provisions of the Florida Statutes. It does not include or summarize all information regarding the rights of dissenting shareholders in connection with the Reverse stock split. Shareholders are urged to read carefully the full text of such provisions which are attached hereto in order to understand the full extent of and any applicable limitations on such rights.

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OTHER INFORMATION

Background Information Concerning Filing Persons

The filing persons under Rule 13e-3 of the Exchange Act are Edd Helms Group, Inc., the subject company, and the members of the Principal Group. The principal executive office for Edd Helms Group, Inc. and the business address for the members of the Principal Group is 17850 N.E. 5th Avenue, Miami, Florida 33162, and the telephone number is (305) 653-2520. The members of the Principal Group own a majority of the common stock of the Company.

Each member of the Principal Group is a citizen of the United States. None of these persons has been convicted in any criminal proceeding in the past five years nor are they the subject of any administrative proceeding in the past five years that resulted in a judgment, decree or final order that involved any injunction or finding of any violation of federal or state securities laws.

Background Information Concerning Directors, Executive Officers and Controlling Shareholders

Directors. The name and experience of each of our directors for at least the past five years and certain other information concerning each director has been furnished by the director and is set forth below. Each of the directors uses as a business address the Company’s address at 17850 N.E. 5th Avenue, Miami, Florida 33162.

W. Edd Helms, Jr., age 62, has been the Company’s Chairman of the Board of Directors, President, and Chief Executive Officer since 1985. Edd Helms is also the President of Edd Helms Air Conditioning, Inc., Edd Helms Marine Air Conditioning & Refrigeration, LLC, and Datatelcom, Inc., all of which are wholly owned subsidiaries of the Company. Edd Helms also served as the Chief Financial Officer of Edd Helms Group, Inc. until March 2005. Prior to the merger of Edd Helms Incorporated with and into the Hotelecopy, Inc. (“Merger”), Edd Helms was the President and Director of Edd Helms, Incorporated. Edd Helms graduated in 1968 from the Joint Apprenticeship Program of the National Electrical Contractors Association and International Brotherhood of Electrical Workers. Edd Helms is the brother of L. Wade Helms. Mr. Helms has not been convicted in a criminal proceeding within the past five years. Mr. Helms has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. Helms is a citizen of the United States of America. 17850 N.E. 5th Avenue, Miami, Florida 33162; (305) 653-2520.

L. Wade Helms, age 51, has been the Company’s Executive Vice President, Secretary, Treasurer, and Director since the Merger. From February 1986 until the effective date of the Merger, Mr. Helms served in the capacity of Executive Vice President and a Director of Hotelecopy. From 1983 to 1986, he was the Chief Financial Officer and Vice President of Edd Helms, Incorporated and he served as a Director of Edd Helms, Incorporated from 1984 until 1990. Wade Helms graduated in 1979 from Florida Statue University with a Bachelors Degree in Economics. Mr. Helms has not been convicted in a criminal proceeding within the past five years. Mr. Helms has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. Helms is a citizen of the United States of America. 17850 N.E. 5th Avenue, Miami, Florida 33162; (305) 653-2520

Walter Revell, age 73, has been Chairman of the Board and CEO of Revell Investments International, Inc. since 1984. He was also Chairman of the Board and CEO of H.J. Ross

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Associates, Inc., consulting engineers and planners, from 1991 through 2002. He was President, CEO and a director of Post, Buckley, Schuh & Jernigan, Inc., consulting engineers and planners, from 1975 through 1983. He served as Secretary of Transportation for the State of Florida from 1972 to 1975. He is also a director of Rinker Group Limited, an international manufacturer and supplier of construction materials; Calpine Corporation, a major electric power producer; International Finance Bank; The St. Joe Company, a large real estate developer; and NCL Corporation Ltd., parent company of Norwegian Cruise Line and other brands. Mr. Revell has not been convicted in a criminal proceeding within the past five years. Mr. Revell has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. Revell is a citizen of the United States of America. 17850 N.E. 5th Avenue, Miami, Florida 33162; (305) 653-2520

Edward J. (Ted) McCarthy, age 64, is currently Vice President and General Manager of William Lehman Leasing Corporation, a position he has held since 1976. William Lehman Leasing is a 32 year old company associated with the William Lehman Dealership Organization. Mr. McCarthy has been with leasing since 1973. He has also served as Vice President and General Manager of William Lehman Dodge from 1985 to 1987 and Vice President and General Manager of William Lehman Isuzu, Suzuki and Subaru from 1991 to 1999. Mr. McCarthy has not been convicted in a criminal proceeding within the past five years. Mr. McCarthy has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. McCarthy is a citizen of the United States of America. 17850 N.E. 5th Avenue, Miami, Florida 33162; (305) 653-2520

John Salvaggio, age 46, is currently the Chief Financial Officer at Rupari Food Services, Inc., an importer and manufacturer of food products based in Deerfield Beach, Florida. Mr. Salvaggio has been with Rupari Foods since 2005. He held finance and accounting positions at Traveleaders Group from 2000 until 2005, at Prosource Distributors from 1997 until 2000, at Ryder Systems from 1994 until 1997, at Burger King Corporation from 1989 until 1994, and at Deloitte & Touche from 1986 until 1989. He graduated in 1985 from the University of Florida with a Bachelors Degree in Accounting and earned his MBA from Florida International University in 1990. Mr. Salvaggio is a CPA in the state of Florida. Mr. Salvaggio has not been convicted in a criminal proceeding within the past five years. Mr. Salvaggio has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. Salvaggio is a citizen of the United States of America. 17850 N.E. 5th Avenue, Miami, Florida 33162; (305) 653-2520.

Executive Officers. The name and experience for at least the past five years and certain other information concerning each such executive officer has been furnished by the executive officer and is set forth below. Each of the officers uses as a business address the Company’s address at 17850 N.E. 5th Avenue, Miami, Florida 33162.

W. Edd Helms, Jr. (See Mr. Helms’ information under the heading “Directors” above)

L. Wade Helms (See Mr. Helms’ information under the heading “Directors” above)

Dean A. Goodson, age 40, has been the Chief Financial Officer since March 2005. From May 2003 until March 2005, Mr. Goodson was the Company’s Controller. From 1999 until 2003 he was employed by a variety of companies with responsibilities ranging from ERP systems implementations to corporate mergers and acquisitions. From 1992 until 1999 he was employed at

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Rinker Materials Corporation with his last position being Field Controller. From 1991 to 1992 he was employed at Tri-City Electric as a Staff Accountant. Dean Goodson graduated in 1991 from Florida International University with a Bachelors Degree in Accounting. Mr. Goodson has not been convicted in a criminal proceeding within the past five years. Mr. Goodson has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Mr. Goodson is a citizen of the United States of America. 17850 N.E. 5th Avenue, Miami, Florida 33162; (305) 653-2520

Other controlling shareholders.

Carol A. Helms – Deceased (September 25, 2006).

Sherrie Helms - 17850 N.E. 5th Avenue, Miami, Florida 33162; (305) 653-2520. Ms. Helms has been employed by Edd Helms Electric, LLC, a subsidiary of Edd Helms Group, Inc. for the past five years as Account Representative. Ms. Helms has not been convicted in a criminal proceeding within the past five years. Ms. Helms has not been a party to any judicial or administrative hearings related to securities laws during the past five years. Ms. Helms is a citizen of the United States of America.

Charlene Helms Freedland – home address is 2910 Medina Circle, Weston, Florida 33332. Charlene Helms Freedland has not been employed during the past five years. She has not been convicted in a criminal proceeding within the past five years nor has she been a party to any judicial or administrative hearings related to securities laws during the past five years. Charlene Helms Freedland is a citizen of the United States of America.

Vicki Helms – home address is 15410 Gauntlet Hall Manor, Davie, Florida 33331. Ms. Helms has been employed by the Broward County School Board as a High School English teacher since 1980. She has not been convicted in a criminal proceeding within the past five years nor has she been a party to any judicial or administrative hearings related to securities law during the past five years. Ms. Helms is a citizen of the United States of America.

Other Background Information. Neither the Company nor any of our executive officers or directors, has been convicted in any criminal proceeding in the past five years and was not the subject of any administrative proceeding in the past five years that resulted in judgment, decree or final order that involved any injunction or finding of any violation of federal or state securities laws. Each of our executive officers and directors is a citizen of the United States.

Security Ownership of Certain Beneficial Owners and Management

As of the Approval Record Date, there were 11,210,304 shares of common stock, $0.01 par value, of the Company issued and outstanding. The following table sets forth information as of the Approval Record Date regarding the beneficial ownership of common stock by each of our directors; each of our executive officers; and all of our directors and executive officers as a group. Excepting the Principal Group, there is no person known by us to beneficially own 5% or more of the outstanding shares of common stock as of the Approval Record Date.

The following table also sets forth hypothetical information regarding the beneficial ownership of the persons listed above assuming the effective time of the reverse stock split occurred on the Approval Record Date.

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None of our directors has informed us that he intends to oppose any action to be taken by us concerning the reverse stock split transaction.

	As of the Approval Record Date		As If the Reverse Stock Split Occurred on the Approval Record Date
Name and Address	Number of Shares	Percentage of Class (1)	Number of Shares	Percentage of Class (1)
W. Edd Helms, Jr. (2)	9,590,311	83.38%	4,795	89.19%
L. Wade Helms (3)	52,147.46%		26.4%
Walter Revell (4)	25,935.24%		12.2%
Edward McCarthy (5)	2,580	--	1.01%
John Salvaggio	None	--	None	--
Dean A. Goodson	None	--	None	--
All officers and directors	9,670,973	84.08%	4,835	89.8%

Beneficial ownership is determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission under the Exchange Act and generally includes voting or investment power with respect to securities. Each holder possesses sole voting and investment power with respect to all of the shares of common stock owned by that holder, subject to community property laws where applicable.

(1) For each individual and group in the table, percentage ownership is calculated by dividing the number of shares beneficially owned by such person or group by the sum of 11,210,304 shares of common stock outstanding on the Approval Record Date.

(2) Mr. W. Edd Helms, Jr. is the direct and beneficial owner of these shares.

(3) Mr. L. Wade Helms is the direct and beneficial owner of 50,000 of these shares and shares ownership in 2,147 of these shares with Vicki Helms.

(4) Mr. Revell is the direct and beneficial owner of these shares.

(5) Mr. McCarthy is the direct and beneficial owner of these shares.

Market Prices of Common Stock and Dividend Policy

The Company’s common stock is traded over-the-counter pink sheets (OTCPK) under symbol “EDDH” The following table sets forth the range of high and low closing prices for the calendar periods set forth below.

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	High	Low
Fiscal 2007
1st Quarter	$0.51	$0.35
2nd Quarter	$0.50	$0.37
3rd Quarter	$0.48	$0.42
4th Quarter	$0.58	$0.40

Fiscal 2008
1st Quarter	$0.50	$0.40
2nd Quarter	$0.60	$0.40
3rd Quarter	$0.42	$0.35
4th Quarter	$0.42	$0.35

On the Approval Record Date, the approximate number of record holders of the Company’s common stock, $0.01 par value, was 1,294. This number includes beneficial owners of shares held in “nominee” or “street” name.

The Company has never declared any dividends on its common stock and its Board of Directors does not currently intend to pay any cash dividends on our common stock in the foreseeable future. Payment of cash dividends is at the discretion of the Board of Directors and depends on earnings, financial condition, capital requirements and other relevant factors.

Ratio of Earnings to Fixed Charges

	May 31,	May 31,	May 31,	August 31,
	2006	2007	2008	2008
Earnings before taxes	1,280,360	1,364,442	(96,029)	40,272
Interest	24,704	37,175	28,833	4,718
Earnings Available for Fixed Charges	--	--	--	--
Fixed Charges: Interest	--	--	--	--
Ratio of Earnings to Fixed Charges	--	--	--	--

For purposes of calculating the ratio of earnings to fixed charges, earnings consist of income before income taxes plus fixed charges consisting of interest expense.

Book Value per Share

August 31, 2008
Total Shareholders’ Equity	$5,257,343
Shares Outstanding	11,210,304
Book Value per share	$0.47

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Financial Statements and Management’s Discussion and Analysis of Financial Condition and Results of Operations

See Appendix F to this Information Statement for audited financial statements as of May 31, 2008 and 2007 and Management’s Discussion and Analysis of Financial Condition and Results of Operations

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Forward-Looking Statements

This Information Statement contains forward-looking statements with respect to the impact on our company of the reverse stock split and other matters. The forward-looking statements include statements regarding our intent, belief, or current expectations, as well as the assumptions on which those statements are based. The forward-looking statements are not guarantees of future performance and occurrences and involve risks and uncertainties. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of our company, to be materially different from any future results, performance, or achievements expressed or implied by such forward-looking statements. Such factors include, among others, declining economic conditions, including a slowdown or recession; the Company’s ability to maintain and increase revenues; the competitive nature of the industry; the Company’s ability to attract and retain qualified personnel; inability to control costs; changes in pricing; changes in business strategy or development plans; and other factors set forth in the Company’s Annual Report on Form 10-KSB for the fiscal year ended May 31, 2008 and other interim reports filed from time to time with the Securities and Exchange Commission. Actual results, events and performance may differ materially.

Where You Can Find Additional Information

The reverse stock split will result in a “going private” transaction subject to Rule 13e-3 of the Exchange Act. The Company and the Principal Group are filing a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the reverse stock split simultaneously with the filing of this Information Statement. The Schedule 13E-3 contains additional information about us. Copies of the Schedule 13E-3 are available for inspection and copying at our principal executive offices during regular business hours by any interested shareholder, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written or oral request directed to W. Edd Helms, Jr., President and Chief Executive Officer, at the following address: Edd Helms Group, Inc., 17850 N.E. 5th Avenue, Miami, Florida 33162; telephone number (305) 653-2520.

We are currently subject to the information requirements of the Exchange Act and file periodic reports, and other information with the Securities and Exchange Commission relating to our business, financial and other matters. Copies of such reports, proxy statements, this Information Statement and other information, as well as the Schedule 13E-3, may be copied (at prescribed rates) at the public reference facilities maintained by the Securities and Exchange Commission at these facilities currently located at 100 F Street, NE, Room 1580, Washington, D.C. 20549 and may be

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relocated by the Securities and Exchange Commission in the near future. For further information concerning the Securities and Exchange Commission’s public reference rooms, you may call the Securities and Exchange Commission at 1-800-SEC-0330 [1-800-732- 0330]. Some of this information may also be accessed on the World Wide Web through the Securities and Exchange Commission’s Internet website at http://www.sec.gov.

Dated: April 27, 2009	THE BOARD OF DIRECTORS OF
EDD HELMS GROUP, INC.

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APPENDIX A - FORM OF CERTIFICATE OF AMENDMENT OF ARTICLES OF

INCORPORATION OF EDD HELMS GROUP, INC.

EDD HELMS GROUP, INC.

Certificate of Amendment to

Articles of Incorporation

          EDD HELMS GROUP, INC. (the “Corporation”), a corporation organized and existing under and by virtue of the laws of the State of Florida, does hereby certify that:

1. The name of the Corporation is EDD HELMS GROUP, INC.

2. The Board of Directors of the Corporation, pursuant to the provisions of Florida Statutes Sections 607.1001 and 607.1002, has duly adopted a resolution setting forth and declaring advisable the amendment of ARTICLE III of the Corporation’s Articles of Incorporation so that, as amended, said Article shall read in its entirety as follows:

“ARTICLE 3
AUTHORIZED SHARES

          The Corporation shall have authority to issue 20,000 aggregate shares of its capital stock of all classes, consisting of 20,000 shares of common stock, $.02 par value per share.

          Upon the amendment of this Article to read as herein set forth, each 2,000 shares of common stock, $.01 par value per share outstanding will be converted into one (1) share of common stock, $.02 par value per share, with fractional shares that would result from such conversion being converted into cash on the basis of $0.40 for each share outstanding prior to the amendment of this Article to read as herein set forth.”

3. Thereafter, pursuant to the resolution of the Board of Directors, the Amendment was submitted to the stockholders of the Corporation for their approval, and was duly adopted and approved by holders of shares representing a majority of the voting power of the Corporation in accordance with the provisions of Florida Statutes Section 607.10025 and 607.1003.

4. This Certificate of Amendment will be effective at 5:00 p.m. Eastern Standard Time on June 8, 2009.

          IN WITNESS WHEREOF, the undersigned officers of the Corporation, having been duly authorized, execute this Certificate of Amendment and certify to the truth of the facts herein stated, this ______ day of ________ 2009.

[SIGNATURE BLOCKS ON FOLLOWING PAGE]

W. Edd Helms, Jr., President

STATE OF FLORIDA )
: ss.
COUNTY OF MIAMI-DADE )

          On ____________ ___, 2009, personally appeared before me W. Edd Helms, Jr., who being by me duly sworn did say, that he is the President of EDD HELMS GROUP, INC., and that the within and foregoing instrument as signed in behalf of said Corporation by authority of a resolution of its board of directors, and he duly acknowledged to me that said Corporation executed the same.

NOTARY PUBLIC

L. Wade Helms, Secretary

STATE OF FLORIDA )
: ss.
COUNTY OF MIAMI-DADE )

          On __________ ___, 2009, personally appeared before me L. Wade Helms, who being by me duly sworn did say, that he is the Secretary of EDD HELMS GROUP, INC., and that the within and foregoing instrument as signed in behalf of said Corporation by authority of a resolution of its board of directors, and he duly acknowledged to me that said Corporation executed the same.

NOTARY PUBLIC

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APPENDIX B - TEXT OF STATUTORY PROVISIONS GOVERNING RIGHTS OF

DISSENTING SHAREHOLDERS, FLORIDA STATUTES 607.1301 to 607.1333.

607.1301 Appraisal rights; definitions.--The following definitions apply to ss. 607.1302-607.1333:

(1)  "Affiliate" means a person that directly or indirectly through one or more intermediaries controls, is controlled by, or is under common control with another person or is a senior executive thereof. For purposes of s. 607.1302(2)(d), a person is deemed to be an affiliate of its senior executives.

(2)  "Beneficial shareholder" means a person who is the beneficial owner of shares held in a voting trust or by a nominee on the beneficial owner's behalf.

(3)  "Corporation" means the issuer of the shares held by a shareholder demanding appraisal and, for matters covered in ss. 607.1322-607.1333, includes the surviving entity in a merger.

(4)  "Fair value" means the value of the corporation's shares determined:

(a)  Immediately before the effectuation of the corporate action to which the shareholder objects.

(b)  Using customary and current valuation concepts and techniques generally employed for similar businesses in the context of the transaction requiring appraisal, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable to the corporation and its remaining shareholders.

(c)  For a corporation with 10 or fewer shareholders, without discounting for lack of marketability or minority status.

(5)  "Interest" means interest from the effective date of the corporate action until the date of payment, at the rate of interest on judgments in this state on the effective date of the corporate action.

(6)  "Preferred shares" means a class or series of shares the holders of which have preference over any other class or series with respect to distributions.

(7)  "Record shareholder" means the person in whose name shares are registered in the records of the corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with the corporation.

(8)  "Senior executive" means the chief executive officer, chief operating officer, chief financial officer, or anyone in charge of a principal business unit or function.

(9)  "Shareholder" means both a record shareholder and a beneficial shareholder.

607.1302 Right of shareholders to appraisal.--

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(1)  A shareholder of a domestic corporation is entitled to appraisal rights, and to obtain payment of the fair value of that shareholder's shares, in the event of any of the following corporate actions:

(a)  Consummation of a conversion of such corporation pursuant to s. 607.1112 if shareholder approval is required for the conversion and the shareholder is entitled to vote on the conversion under ss. 607.1103 and 607.1112(6), or the consummation of a merger to which such corporation is a party if shareholder approval is required for the merger under s. 607.1103 and the shareholder is entitled to vote on the merger or if such corporation is a subsidiary and the merger is governed by s. 607.1104;

(b)  Consummation of a share exchange to which the corporation is a party as the corporation whose shares will be acquired if the shareholder is entitled to vote on the exchange, except that appraisal rights shall not be available to any shareholder of the corporation with respect to any class or series of shares of the corporation that is not exchanged;

(c)  Consummation of a disposition of assets pursuant to s. 607.1202 if the shareholder is entitled to vote on the disposition, including a sale in dissolution but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within 1 year after the date of sale;

(d)  An amendment of the articles of incorporation with respect to the class or series of shares which reduces the number of shares of a class or series owned by the shareholder to a fraction of a share if the corporation has the obligation or right to repurchase the fractional share so created;

(e)  Any other amendment to the articles of incorporation, merger, share exchange, or disposition of assets to the extent provided by the articles of incorporation, bylaws, or a resolution of the board of directors, except that no bylaw or board resolution providing for appraisal rights may be amended or otherwise altered except by shareholder approval; or

(f)  With regard to a class of shares prescribed in the articles of incorporation prior to October 1, 2003, including any shares within that class subsequently authorized by amendment, any amendment of the articles of incorporation if the shareholder is entitled to vote on the amendment and if such amendment would adversely affect such shareholder by:

1.  Altering or abolishing any preemptive rights attached to any of his or her shares;

2.  Altering or abolishing the voting rights pertaining to any of his or her shares, except as such rights may be affected by the voting rights of new shares then being authorized of any existing or new class or series of shares;

3.  Effecting an exchange, cancellation, or reclassification of any of his or her shares, when such exchange, cancellation, or reclassification would alter or abolish the shareholder's voting rights or alter his or her percentage of equity in the corporation, or effecting a reduction or cancellation of accrued dividends or other arrearages in respect to such shares;

4.  Reducing the stated redemption price of any of the shareholder's redeemable shares, altering or abolishing any provision relating to any sinking fund for the redemption or purchase of any of his or

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her shares, or making any of his or her shares subject to redemption when they are not otherwise redeemable;

5.  Making noncumulative, in whole or in part, dividends of any of the shareholder's preferred shares which had theretofore been cumulative;

6.  Reducing the stated dividend preference of any of the shareholder's preferred shares; or

7.  Reducing any stated preferential amount payable on any of the shareholder's preferred shares upon voluntary or involuntary liquidation.

(2)  Notwithstanding subsection (1), the availability of appraisal rights under paragraphs (1)(a), (b), (c), and (d) shall be limited in accordance with the following provisions:

(a)  Appraisal rights shall not be available for the holders of shares of any class or series of shares which is:

1.  Listed on the New York Stock Exchange or the American Stock Exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.; or

2.  Not so listed or designated, but has at least 2,000 shareholders and the outstanding shares of such class or series have a market value of at least $10 million, exclusive of the value of such shares held by its subsidiaries, senior executives, directors, and beneficial shareholders owning more than 10 percent of such shares.

(b)  The applicability of paragraph (a) shall be determined as of:

1.  The record date fixed to determine the shareholders entitled to receive notice of, and to vote at, the meeting of shareholders to act upon the corporate action requiring appraisal rights; or

2.  If there will be no meeting of shareholders, the close of business on the day on which the board of directors adopts the resolution recommending such corporate action.

(c)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares who are required by the terms of the corporate action requiring appraisal rights to accept for such shares anything other than cash or shares of any class or any series of shares of any corporation, or any other proprietary interest of any other entity, that satisfies the standards set forth in paragraph (a) at the time the corporate action becomes effective.

(d)  Paragraph (a) shall not be applicable and appraisal rights shall be available pursuant to subsection (1) for the holders of any class or series of shares if:

1.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to the corporate action by a person, or by an affiliate of a person, who:

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a.  Is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, the beneficial owner of 20 percent or more of the voting power of the corporation, excluding any shares acquired pursuant to an offer for all shares having voting power if such offer was made within 1 year prior to the corporate action requiring appraisal rights for consideration of the same kind and of a value equal to or less than that paid in connection with the corporate action; or

b.  Directly or indirectly has, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporation of the corporate action requiring appraisal rights had, the power, contractually or otherwise, to cause the appointment or election of 25 percent or more of the directors to the board of directors of the corporation; or

2.  Any of the shares or assets of the corporation are being acquired or converted, whether by merger, share exchange, or otherwise, pursuant to such corporate action by a person, or by an affiliate of a person, who is, or at any time in the 1-year period immediately preceding approval by the board of directors of the corporate action requiring appraisal rights was, a senior executive or director of the corporation or a senior executive of any affiliate thereof, and that senior executive or director will receive, as a result of the corporate action, a financial benefit not generally available to other shareholders as such, other than:

a.  Employment, consulting, retirement, or similar benefits established separately and not as part of or in contemplation of the corporate action;

b.  Employment, consulting, retirement, or similar benefits established in contemplation of, or as part of, the corporate action that are not more favorable than those existing before the corporate action or, if more favorable, that have been approved on behalf of the corporation in the same manner as is provided in s. 607.0832; or

c.  In the case of a director of the corporation who will, in the corporate action, become a director of the acquiring entity in the corporate action or one of its affiliates, rights and benefits as a director that are provided on the same basis as those afforded by the acquiring entity generally to other directors of such entity or such affiliate.

(e)  For the purposes of paragraph (d) only, the term "beneficial owner" means any person who, directly or indirectly, through any contract, arrangement, or understanding, other than a revocable proxy, has or shares the power to vote, or to direct the voting of, shares, provided that a member of a national securities exchange shall not be deemed to be a beneficial owner of securities held directly or indirectly by it on behalf of another person solely because such member is the recordholder of such securities if the member is precluded by the rules of such exchange from voting without instruction on contested matters or matters that may affect substantially the rights or privileges of the holders of the securities to be voted. When two or more persons agree to act together for the purpose of voting their shares of the corporation, each member of the group formed thereby shall be deemed to have acquired beneficial ownership, as of the date of such agreement, of all voting shares of the corporation beneficially owned by any member of the group.

(3)  Notwithstanding any other provision of this section, the articles of incorporation as originally filed or any amendment thereto may limit or eliminate appraisal rights for any class or series of preferred shares, but any such limitation or elimination contained in an amendment to the articles of

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incorporation that limits or eliminates appraisal rights for any of such shares that are outstanding immediately prior to the effective date of such amendment or that the corporation is or may be required to issue or sell thereafter pursuant to any conversion, exchange, or other right existing immediately before the effective date of such amendment shall not apply to any corporate action that becomes effective within 1 year of that date if such action would otherwise afford appraisal rights.

(4)  A shareholder entitled to appraisal rights under this chapter may not challenge a completed corporate action for which appraisal rights are available unless such corporate action:

(a)  Was not effectuated in accordance with the applicable provisions of this section or the corporation's articles of incorporation, bylaws, or board of directors' resolution authorizing the corporate action; or

(b)  Was procured as a result of fraud or material misrepresentation.

607.1303 Assertion of rights by nominees and beneficial owners.--

(1)  A record shareholder may assert appraisal rights as to fewer than all the shares registered in the record shareholder's name but owned by a beneficial shareholder only if the record shareholder objects with respect to all shares of the class or series owned by the beneficial shareholder and notifies the corporation in writing of the name and address of each beneficial shareholder on whose behalf appraisal rights are being asserted. The rights of a record shareholder who asserts appraisal rights for only part of the shares held of record in the record shareholder's name under this subsection shall be determined as if the shares as to which the record shareholder objects and the record shareholder's other shares were registered in the names of different record shareholders.

(2)  A beneficial shareholder may assert appraisal rights as to shares of any class or series held on behalf of the shareholder only if such shareholder:

(a)  Submits to the corporation the record shareholder's written consent to the assertion of such rights no later than the date referred to in s. 607.1322(2)(b)2.

(b)  Does so with respect to all shares of the class or series that are beneficially owned by the beneficial shareholder.

607.1320 Notice of appraisal rights.--

(1)  If proposed corporate action described in s. 607.1302(1) is to be submitted to a vote at a shareholders' meeting, the meeting notice must state that the corporation has concluded that shareholders are, are not, or may be entitled to assert appraisal rights under this chapter. If the corporation concludes that appraisal rights are or may be available, a copy of ss. 607.1301-607.1333 must accompany the meeting notice sent to those record shareholders entitled to exercise appraisal rights.

(2)  In a merger pursuant to s. 607.1104, the parent corporation must notify in writing all record shareholders of the subsidiary who are entitled to assert appraisal rights that the corporate action became effective. Such notice must be sent within 10 days after the corporate action became effective and include the materials described in s. 607.1322.

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(3)  If the proposed corporate action described in s. 607.1302(1) is to be approved other than by a shareholders' meeting, the notice referred to in subsection (1) must be sent to all shareholders at the time that consents are first solicited pursuant to s. 607.0704, whether or not consents are solicited from all shareholders, and include the materials described in s. 607.1322.

607.1321 Notice of intent to demand payment.--

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302 is submitted to a vote at a shareholders' meeting, or is submitted to a shareholder pursuant to a consent vote under s. 607.0704, a shareholder who wishes to assert appraisal rights with respect to any class or series of shares:

(a)  Must deliver to the corporation before the vote is taken, or within 20 days after receiving the notice pursuant to s. 607.1320(3) if action is to be taken without a shareholder meeting, written notice of the shareholder's intent to demand payment if the proposed action is effectuated.

(b)  Must not vote, or cause or permit to be voted, any shares of such class or series in favor of the proposed action.

(2)  A shareholder who does not satisfy the requirements of subsection (1) is not entitled to payment under this chapter.

607.1322 Appraisal notice and form.--

(1)  If proposed corporate action requiring appraisal rights under s. 607.1302(1) becomes effective, the corporation must deliver a written appraisal notice and form required by paragraph (2)(a) to all shareholders who satisfied the requirements of s. 607.1321. In the case of a merger under s. 607.1104, the parent must deliver a written appraisal notice and form to all record shareholders who may be entitled to assert appraisal rights.

(2)  The appraisal notice must be sent no earlier than the date the corporate action became effective and no later than 10 days after such date and must:

(a)  Supply a form that specifies the date that the corporate action became effective and that provides for the shareholder to state:

1.  The shareholder's name and address.

2.  The number, classes, and series of shares as to which the shareholder asserts appraisal rights.

3.  That the shareholder did not vote for the transaction.

4.  Whether the shareholder accepts the corporation's offer as stated in subparagraph (b)4.

5.  If the offer is not accepted, the shareholder's estimated fair value of the shares and a demand for payment of the shareholder's estimated value plus interest.

(b)  State:

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1.  Where the form must be sent and where certificates for certificated shares must be deposited and the date by which those certificates must be deposited, which date may not be earlier than the date for receiving the required form under subparagraph 2.

2.  A date by which the corporation must receive the form, which date may not be fewer than 40 nor more than 60 days after the date the subsection (1) appraisal notice and form are sent, and state that the shareholder shall have waived the right to demand appraisal with respect to the shares unless the form is received by the corporation by such specified date.

3.  The corporation's estimate of the fair value of the shares.

4.  An offer to each shareholder who is entitled to appraisal rights to pay the corporation's estimate of fair value set forth in subparagraph 3.

5.  That, if requested in writing, the corporation will provide to the shareholder so requesting, within 10 days after the date specified in subparagraph 2., the number of shareholders who return the forms by the specified date and the total number of shares owned by them.

6.  The date by which the notice to withdraw under s. 607.1323 must be received, which date must be within 20 days after the date specified in subparagraph 2.

(c)  Be accompanied by:

1.  Financial statements of the corporation that issued the shares to be appraised, consisting of a balance sheet as of the end of the fiscal year ending not more than 15 months prior to the date of the corporation's appraisal notice, an income statement for that year, a cash flow statement for that year, and the latest available interim financial statements, if any.

2.  A copy of ss. 607.1301-607.1333.

607.1323 Perfection of rights; right to withdraw.--

(1)  A shareholder who wishes to exercise appraisal rights must execute and return the form received pursuant to s. 607.1322(1) and, in the case of certificated shares, deposit the shareholder's certificates in accordance with the terms of the notice by the date referred to in the notice pursuant to s. 607.1322(2)(b)2. Once a shareholder deposits that shareholder's certificates or, in the case of uncertificated shares, returns the executed forms, that shareholder loses all rights as a shareholder, unless the shareholder withdraws pursuant to subsection (2).

(2)  A shareholder who has complied with subsection (1) may nevertheless decline to exercise appraisal rights and withdraw from the appraisal process by so notifying the corporation in writing by the date set forth in the appraisal notice pursuant to s. 607.1322(2)(b)6. A shareholder who fails to so withdraw from the appraisal process may not thereafter withdraw without the corporation's written consent.

(3)  A shareholder who does not execute and return the form and, in the case of certificated shares, deposit that shareholder's share certificates if required, each by the date set forth in the notice described in subsection (2), shall not be entitled to payment under this chapter.

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607.1324 Shareholder's acceptance of corporation's offer.--

(1)  If the shareholder states on the form provided in s. 607.1322(1) that the shareholder accepts the offer of the corporation to pay the corporation's estimated fair value for the shares, the corporation shall make such payment to the shareholder within 90 days after the corporation's receipt of the form from the shareholder.

(2)  Upon payment of the agreed value, the shareholder shall cease to have any interest in the shares.

607.1326 Procedure if shareholder is dissatisfied with offer.--

(1)  A shareholder who is dissatisfied with the corporation's offer as set forth pursuant to s. 607.1322(2)(b)4. must notify the corporation on the form provided pursuant to s. 607.1322(1) of that shareholder's estimate of the fair value of the shares and demand payment of that estimate plus interest.

(2)  A shareholder who fails to notify the corporation in writing of that shareholder's demand to be paid the shareholder's stated estimate of the fair value plus interest under subsection (1) within the timeframe set forth in s. 607.1322(2)(b)2. waives the right to demand payment under this section and shall be entitled only to the payment offered by the corporation pursuant to s. 607.1322(2)(b)4.

607.1330 Court action.--

(1)  If a shareholder makes demand for payment under s. 607.1326 which remains unsettled, the corporation shall commence a proceeding within 60 days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the 60-day period, any shareholder who has made a demand pursuant to s. 607.1326 may commence the proceeding in the name of the corporation.

(2)  The proceeding shall be commenced in the appropriate court of the county in which the corporation's principal office, or, if none, its registered office, in this state is located. If the corporation is a foreign corporation without a registered office in this state, the proceeding shall be commenced in the county in this state in which the principal office or registered office of the domestic corporation merged with the foreign corporation was located at the time of the transaction.

(3)  All shareholders, whether or not residents of this state, whose demands remain unsettled shall be made parties to the proceeding as in an action against their shares. The corporation shall serve a copy of the initial pleading in such proceeding upon each shareholder party who is a resident of this state in the manner provided by law for the service of a summons and complaint and upon each nonresident shareholder party by registered or certified mail or by publication as provided by law.

(4)  The jurisdiction of the court in which the proceeding is commenced under subsection (2) is plenary and exclusive. If it so elects, the court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers shall have the powers described in the order appointing them or in any amendment to the order. The shareholders demanding appraisal rights are entitled to the same discovery rights as parties in other civil proceedings. There shall be no right to a jury trial.

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(5)  Each shareholder made a party to the proceeding is entitled to judgment for the amount of the fair value of such shareholder's shares, plus interest, as found by the court.

(6)  The corporation shall pay each such shareholder the amount found to be due within 10 days after final determination of the proceedings. Upon payment of the judgment, the shareholder shall cease to have any interest in the shares.

607.1331 Court costs and counsel fees.--

(1)  The court in an appraisal proceeding shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the shareholders demanding appraisal, in amounts the court finds equitable, to the extent the court finds such shareholders acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(2)  The court in an appraisal proceeding may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

(a)  Against the corporation and in favor of any or all shareholders demanding appraisal if the court finds the corporation did not substantially comply with ss. 607.1320 and 607.1322; or

(b)  Against either the corporation or a shareholder demanding appraisal, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this chapter.

(3)  If the court in an appraisal proceeding finds that the services of counsel for any shareholder were of substantial benefit to other shareholders similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to such counsel reasonable fees to be paid out of the amounts awarded the shareholders who were benefited.

(4)  To the extent the corporation fails to make a required payment pursuant to s. 607.1324, the shareholder may sue directly for the amount owed and, to the extent successful, shall be entitled to recover from the corporation all costs and expenses of the suit, including counsel fees.

607.1332 Disposition of acquired shares.--Shares acquired by a corporation pursuant to payment of the agreed value thereof or pursuant to payment of the judgment entered therefor, as provided in this chapter, may be held and disposed of by such corporation as authorized but unissued shares of the corporation, except that, in the case of a merger or share exchange, they may be held and disposed of as the plan of merger or share exchange otherwise provides. The shares of the surviving corporation into which the shares of such shareholders demanding appraisal rights would have been converted had they assented to the merger shall have the status of authorized but unissued shares of the surviving corporation.

607.1333 Limitation on corporate payment.--

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(1)  No payment shall be made to a shareholder seeking appraisal rights if, at the time of payment, the corporation is unable to meet the distribution standards of s. 607.06401. In such event, the shareholder shall, at the shareholder's option:

(a)  Withdraw his or her notice of intent to assert appraisal rights, which shall in such event be deemed withdrawn with the consent of the corporation; or

(b)  Retain his or her status as a claimant against the corporation and, if it is liquidated, be subordinated to the rights of creditors of the corporation, but have rights superior to the shareholders not asserting appraisal rights, and if it is not liquidated, retain his or her right to be paid for the shares, which right the corporation shall be obliged to satisfy when the restrictions of this section do not apply.

(2)  The shareholder shall exercise the option under paragraph (1)(a) or paragraph (b) by written notice filed with the corporation within 30 days after the corporation has given written notice that the payment for shares cannot be made because of the restrictions of this section. If the shareholder fails to exercise the option, the shareholder shall be deemed to have withdrawn his or her notice of intent to assert appraisal rights.

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APPENDIX C - FORM OF DEMAND FOR PAYMENT OF FAIR VALUE

EDD HELMS GROUP, INC.
17850 N.E. 5th Avenue
Miami, Florida 33162

Attention: Chief Financial Officer

Re:	Demand for Payment of Fair Value of Fractional Share in Connection with Reverse Stock Split

           It is understood that a reverse stock split is to be effected by the Company as described in the Information Statement, dated April 27, 2009, sent by the Company to its stockholders (the “Reverse Stock Split”). The undersigned stockholder of Edd Helms Group, Inc. (the “Company”) hereby demands, pursuant to Sections 607.1321 and 607.1322, Florida Statutes, that the Company pay to the undersigned the fair value of the shares of Common Stock, par value $0.01 per share. The fair value is to be determined based on the fair value that the undersigned would be entitled to in connection with the Reverse Stock Split if the Company had not elected to pay cash in lieu of issuing such fractional share.

           The undersigned hereby certifies that he/she currently beneficially owns _______ shares of Common Stock, before giving effect to the proposed Reverse Stock Split. The undersigned hereby certifies that he acquired beneficial ownership of _______ of such shares before ____________, the date on which the Company first publicly announced, by press release and by current report filed with the United States Securities and Exchange Commission, its intention to effect the Reverse Stock Split. The undersigned hereby certifies that he or she did not vote for the transaction. The undersigned does not accept the Company’s offer of the estimated fair value. The undersigned estimates that the fair value of the shares currently owned is $___________ per share. The undersigned hereby makes a demand for payment of this estimated value plus interest.

(Name as it appears on share certificates)

Address

(Signature)

(Date)

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APPENDIX D – FORM OF TRANSMITTAL LETTER FROM SHAREHOLDERS

LETTER OF TRANSMITTAL
To Stockholder Certificates Representing Shares of Common Stock of
Mailing Address:	EDD HELMS GROUP, INC. (formerly Hotelecopy, Inc.)	By Hand:
Registrar and Transfer Company Attn: Reorg/Exchange Dept. P.O. Box 645 Cranford, New Jersey 07016-0645 info@rtco.com

For Issuance of Post-Split Stock Certificates
Delivery of this Letter of Transmittal to an address other than as set forth herein will not constitute a valid delivery to the Exchange Agent.
The instructions contained in this Letter of Transmittal should be read carefully before this
Letter of Transmittal is completed. You must sign this Letter of Transmittal in the appropriate space therefore provided below and complete the Substitute Form W-9 on the reverse side.

Registrar and Transfer Company Attn: Reorg/Exchange Dept. 10 Commerce Drive Cranford, New Jersey 07016 (800) 368-5948

DESCRIPTION OF CERTIFICATES SURRENDERED

Certificate(s) Surrendered (Attach additional signed list, if any)

Name and Address of Registered Owner(s) (Please fill in, if blank, exactly as name(s) appear(s) on certificates)	Share Certificate Number(s)	Number of Shares Represented by Certificate(s)

TOTAL SHARES

You MUST submit ALL your original Edd Helms Group, Inc. (formerly “Hotelecopy”) Common Stock certificates in order to complete the exchange process. If you cannot locate your original stock certificate(s), please check the box below, complete the Affidavit for Lost Stock Certificate(s), and carefully follow the instructions on the reverse of this Letter of Transmittal.

☐	Check the box to the left if you have lost any of your _______ stock certificates and complete the Affidavit For Lost Stock Certificates on the reverse side (See Instruction 9).

SIGNATURES MUST BE PROVIDED BELOW - PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

          In connection with the one - for - 2000 reverse stock Split (the “Reverse Stock Split”) of the common stock of Edd Helms Group, Inc. (formerly “Hotelecopy”) effective June 8, 2009, the undersigned hereby surrenders to Registrar and Transfer Company, as depositary and exchange agent (the “Exchange Agent”), the certificates listed above (the “Certificates”) formerly representing outstanding shares of common stock (the “Pre-Split Shares”). In compliance with the terms of the Reverse Stock Split as described in the Definitive Information Statement 14C dated April 27th, 2009 delivered to the Company’s shareholders (the “Information Statement”), each holder of fractional shares not evenly divided by 2000 will receive $ .40 for each Pre-Split Share comprising a fractional share of the Company’s common stock resulting from the Reverse Stock Split. Holders of Pre-Split shares evenly divided by 2000 will be Issued 1 new share of Company common stock for each 2000 Pre-Split Shares. We are requiring the return of all old stock certificates representing the Company’s common stock for new certificates to be issued.

          The undersigned hereby represents and warrants, that the undersigned has full power and authority to surrender the Certificates and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and the same will not be subject to any adverse claim. The undersigned hereby acknowledges that delivery of the Certificates will be effected by, and risk of loss and title to such Certificates will pass only upon proper surrender thereof to the Exchange Agent.

          The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned with respect to the Certificates and any and all rights represented thereby with full power of substitution and resubstitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) and to deliver the Certificates, together with all accompanying evidence of transfer and authenticity, to the Company for cancellation upon receipt and the issuance of Certificates (the “New Certificates”) of stock following the Reverse Stock Split, and the payment of $ .40 in cash for each Pre-Split Share comprising a fractional share following the Reverse Stock Split, as applicable. The authority herein conferred or agreed to be conferred will not be affected by, shall and survive the death or incapacity of the undersigned, or any obligation of the undersigned hereunder will be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and personal and legal representation of the undersigned.

          The undersigned understands that surrender of the Certificates in exchange for certificates of Post-Split Shares or and/or any cash payment, as applicable, will not be deemed to have occurred unless and until the Exchange Agent has received the Certificates and this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed together with all accompanying evidence of authority in form satisfactory to the Company (which in its sole discretion may delegate such power in whole or in part to the Exchange Agent). All questions as to the validity, form and eligibility of any surrender of the Certificates hereunder will be determined by the Company. The undersigned hereby agrees, upon request, to execute and deliver any additional documentation deemed by the Exchange Agent or the Company to be necessary or desirable in connection with the surrender of Certificates.

          Unless otherwise Indicated herein under “Special Payment and Issuance Instructions”, please issue, if any, the new Post-Split Shares Certificate in the name shown on the face of the Certificates surrendered herewith. Similarly, unless otherwise indicated herein under “Special Delivery Instructions,” please mail the New Certificates to be issued to the registered holder(s) to the address of record as indicated under the undersigned’s signature below.

SPECIAL PAYMENT AND/OR ISSUANCE INSTRUCTIONS	SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 4 and 5)	(See Instruction 1, 4 and 6)

To be completed ONLY if (i) the New Certificate to be issued and/or (ii) the check in exchange for the Certificate(s) surrendered herewith are to be issued in the name of someone other than the undersigned. The taxpayer identification number of the new owner must be provided. (See Instruction 8)

Complete ONLY if the New Certificate and/or the check, as applicable, is to be delivered to someone other than the undersigned or to the undersigned at an address other than that shown under the undersigned’s name at the top of the letter.

Issue and deliver New Certificate and/or check to:	Mail New Certificate and/or check to:

Name:	Name:

(Please Print First. Middle & Last Name)	(Please Print First, Middle & Last Name)

Address:	Address:

(Including Zip Code)	(Including Zip Code)

Dated

IMPORTANT - THE BOX BELOW MUST BE SIGNED AND DATED AND THE SUBSTITUTE FORM W-9
ON THE REVERSE SIDE MUST BE COMPLETED WITH SIGNATURE AND TAX ID NUMBER

IMPORTANT	MEDALLION SIGNATURE GUARANTEE
SHAREHOLDER SIGN HERE (Also Complete Substitute Form W-9)	Required only if Special Payment and/or Issuance Instructions are provided.
(See Instruction 3)

X

X

Must be signed by registered holder(s) exactly as name(s) appear on stock certificate(s). If signature is by attorney, executor, administrator, trustee or guardian, agent or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Dated

Name(s):

(Please Print)

Capacity:

The signature(s) should be guaranteed by an Eligible Financial Institution or a member of a registered National Securities Exchange or the NASD pursuant to Securities and Exchange Commission Rule 17Ad-15.

Area Code and Telephone No.:

PAYER’S NAME: EDD HELMS GROUP, INC. (formerly Hotelecopy, Inc.)

SUBSTITUTE Form W-9 (Rev. October 2007) Department of the Treasury Internal Revenue Service Request for Taxpayer Identification Number and Certification Please fill in your name and address below.

Part 1 — Taxpayer Identification Number (TIN) - Enter your TIN in the appropriate box. The TIN provided must match the name given on Line I to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions in the Guidelines. For other entities, it is your employer identification number (EIN). If you do not have a number, see How to get a TIN in the Guidelines.

Note. If the account is in more than one name, see the chart in the Guidelines for guidelines on whose number to enter.

Social Security Number(s)

OR

Name (as shown on your income tax return)					Employer Identification Number(s)

Business name, if different from above				Part 2 — Certification — Under penalties of perjury, I certify that:

Check appropriate box:				(1)	The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

☐	Individual/Sole proprietor	☐	Corporation	(2)

I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

☐	Partnership	☐	Other__________ (see insutructions)
☐	Limited liability company.
	Enter the tax classification			(3)	I am a U.S. citizen or other U.S. person (defined below).
(D=disregarded entity,
C=corporation, P=partnership) __________

Certification Instructions — You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN.

☐	Exempt payee

Address (number, street, and apt. or suite no.)

City. State and ZIP Code				Sign Here

Signature of
List account number(s) here (optional)				U.S. person ________________________ DATE ____________________ , 20 ______

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING AT THE APPLICABLE WITHHOLDING RATE OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE REVERSE STOCK SPLIT. PLEASE REVIEW INSTRUCTION #8 FOR ADDITIONAL INFORMATION.
YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9

INSTRUCTIONS

To complete the Letter of Transmittal, you must do the following:

•	Fill in the box entitled “Description of Certificates Surrendered” if not already accurately completed;

•	Sign and date the Letter of Transmittal in the box entitled “Important: Stockholder Sign Here;” and

•	Fill in and sign in the box entitled “Substitute Form W-9.”

In completing the Letter of Transmittal, you may (but are not required to) also do the following:

•	If you want any New Certificate or check issued in the name of another person, complete the box entitled “Special Payment and Issuance Instructions.”

•	If you want the New Certificate or check to be delivered to an address other than that appearing under your signature, complete the box entitled “Special Delivery Instructions.”

If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

          1. Guarantee of Signatures. No signature guarantee on this Letter of Transmittal is required if this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) surrendered herewith, unless such registered holder(s) has completed either the box entitled “Special Payment and Issuance Instructions” or the box entitled “Special Delivery Instructions.” In all other cases, all signatures on this Letter of Transmittal must be guaranteed by a financial institution (Including most commercial banks, savings and loan associations and brokerage houses) that is a member of the Medallion Signature Guarantee program (an “Eligible Institution”). If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal, then the surrendered Certificate must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name(s) of the registered owner(s) appear(s) on the Certificates with the signatures on the Certificates or stock powers guaranteed as aforesaid. See Instruction 3.

          2. Delivery of Letter of Transmittal and Certificates. In accordance with Instructions set forth herein, the Certificate(s), together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent in order to make an effective delivery.

          3. Inadequate space. If the space provided in any part of this Letter of Transmittal is inadequate, any further information may be listed on a separate schedule and attached hereto.

          4. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Certificates surrendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

          If any of the Certificates surrendered hereby are held of record by two or more joint holders, all such holders must sign this Letter of Transmittal.

          If any Certificates surrendered are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal and any necessary accompanying documents as there are different registrations of Certificates.

          If this Letter of Transmittal or any Certificates or stock powers are signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Exchange Agent of such person’s authority so to act must be submitted.

          When this Letter of Transmittal is signed by the registered holder(s) of the Certificate(s) listed and transmitted hereby, no endorsements of the Certificate(s) or separate stock power are required.

          If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Certificate(s) listed, the Certificates(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear on the Certificate(s). Signatures on such Certificate(s) or stock powers must be guaranteed by an Eligible Institution.

          5. New Certificate/Cheek Issued in Different Name. If the section entitled “Special Payment and/or Issuance Instructions” is completed, then the signatures on this Letter of Transmittal must be guaranteed by a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents’ Medallion Program (each an “Eligible Institution”). If the surrendered certificates are registered in the name of a person other that the signer of this Letter of Transmittal, or if issuance is to be made to a person other than the registered owner(s), surrendered certificates must be accompanied by a properly endorsed Letter of Transmittal or duly executed stock power(s), in either case signed exactly as the name(s) of the registered owners appear on such certificate(s) with the signatures on the Letter of Transmittal or stock power(s) guaranteed by an Eligible Institution as provided herein.

          6. Special Delivery Instructions. Indicate the name and address to which the new Certificate and/or Check is to be sent if different from the name and/or address of the person(s) signing this Letter of Transmittal. The shareholder is required to give the social security number or employee identification number of the record owner of the shares or payment. If Special Payment and/or Issuance Instructions have been completed, the shareholder named therein will be considered the record owner for this purpose.

          7. Stock Transfer Taxes. Except as otherwise provided in this Instruction 7, the Company will pay all stock transfer taxes, if any, with respect to the sale of common stock resulting from the Reverse Stock Split. If, however, payment of the purchase price is to be made to a person other than the registered holder(s), the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person will be deducted from the purchase price paid, unless evidence satisfactory to the Company of the prior payment of such taxes, or exemption therefrom, is submitted. Except as provided in this Instruction 7, it will not be necessary for transfer tax names to be affixed to the Certificates tendered with this Letter of Transmittal.

          8. Important tax Information: Substitute Form W-9. Each surrendering shareholder is required to provide Registrar and Transfer Company with such holder’s correct Taxpayer Identification Number (“TIN”) on the above Substitute Form W-9 and to certify whether the shareholder is subject to backup withholding. Failure to provide such information on the form, may subject the surrendering shareholder to federal income tax withholding at the applicable withholding rate on payments made to such surrendering shareholder with respect to the shares. If such holder is an individual, the TIN is his or her Social Security number. A holder must cross out item (2) in Part 2 of Substitute Form W-9 if such holder is subject to backup withholding.

          Certain holders, (including, among others, all corporations and certain foreign individuals) are exempt from these backup withholding and reporting requirements. Exempt holders should indicate their exempt status by checking the box in the Substitute Form W-9 above. In order for a foreign individual to qualify as an exempt recipient, such individual must submit a statement, signed under penalties of perjury, attesting to such individual’s exempt status. Forms of such statements may be obtained from Registrar and Transfer Company. If backup withholding applies, Registrar and Transfer Company is required to withhold tax at the applicable rate of any payments made to the holder or other payee. Backup withholding is not an additional tax. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

          9. Lost, Destroyed or Stolen Certificates. If any Certificate(s) has been lost, destroyed or stolen, the stockholder should check the box beneath the “Description of Certificates Surrendered” box herein, indicating the number of Shares formerly represented by the lost or destroyed Certificate(s), complete the rest of the form including the Affidavit for Lost Certificate below and return it to the Exchange Agent along with a check payable to Travelers Casualty & Surety Company of America in the amount of 1.5% of the market value of the stock (minimum $25.00), along with any Certificates in your possession. If you need assistance in determining the market value of the stock or if your bond premium exceeds $3,750.00 you must contact Registrar and Transfer Company (800) 368-5948 immediately.

AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

          The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this Letter of Transmittal as lost. That a search for the certificate(s) has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form whatsoever.

          In requesting an exchange for these certificate(s). I hereby agree that: If there certificate(s) are subsequently located, they will be tendered for cancellation. I indemnify, protect and hold harmless EDD HELMS GROUP. INC. (formerly Hotelecopy, Inc.), Travelers Casualty & Surety Company of America, and Registrar and Transfer Company, and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the exchange of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident, or other obligation on the part of or by any officer or employee of the parties

          I acknowledge that the exchange for the certificate(s) will be made under an insurance bond underwritten by Travelers Casualty & Surety Company of America. My check, payable to the Travelers Casualty & Surety Company of America, to cover the premium of 1.5% of the market value of the stock (minimum $25.00), is enclosed. I further acknowledge that my filing of an insurance application with criminally false or misleading information is a fraudulent insurance act and may be considered a crime.

Note: If bond premium exceeds $3,750.00 you must contact Registrar and Transfer Company (800) 368-5948 immediately.

Sign Here: _________________________________________________________

Co-Owner, if any: ____________________________________ Date: ________________, 20 ___________

          10. Inquiries. All inquiries with respect to the surrender of Certificates should be made to Stockholder Information for Registrar and Transfer Company at 1-800-368-5948, or via email to info@rtco.com.

52

APPENDIX E - FAIRNESS OPINION LETTER DATED SEPTEMBER 2, 2008 PREPARED BY FLORIDA CORPORATE FINANCE

1509 Oak Tree Court
Apopka, FL 32712

Phone: (407) 464-4688
E-Mail: hlr@embarqmail.com

September 2, 2008

Mr. W. Edd Helms, Jr., Mr. L. Wade Helms, &
     Mr. Dean A. Goodson
Edd Helms Group, Inc.
17850 N.E. 5th Avenue
Miami, FL 33162-1008

Gentlemen,

You requested my opinion as to the fairness, from a financial point of view, to each of the holders of less than 2,000 shares of the common stock of Edd Helms Group, Inc. (“Edd Helms Group” or the “Company”) in the repurchase of their fractional shares subsequent to a 2,000 to 1 reverse stock split. In that regard, it is my understanding that this reverse split and subsequent repurchase of fractional shares would result in the elimination of the entire holdings of approximately 1,141 stockholders in the Company who currently hold approximately 444,750 shares. In addition, of course, the remaining approximately 157 shareholders would also have any fractional shares redeemed which they might hold as a result of the reverse split.

I also understand that the 444,750 shares owned by those holders of less than 2,000 shares represent only some 3.9% of the approximately 11.5 million shares currently outstanding. W. Edd Helms, Jr. (“Edd Helms”), the founder, Chairman, and Chief Executive officer of the Company, holds or controls just less than 9.9 million shares or approximately 85.9% of the total shares currently outstanding.

In addition, although Edd Helms Group is a publicly owned company subject to the reporting requirements of the Securities and Exchange Commission (“SEC”), its common stock is quoted only on the over-the-counter or “Pink Sheets” market. As a result, the common stock of Edd Helms Group has severely limited liquidity, low, if any, trading volume, and a quoted price per share that has only a slight relationship to the Company’s book value, earnings, or other financial criteria.

Following the proposed reverse stock split, the repurchase of all resulting fractional shares, and the reduction in the number of stockholders in the Company, Edd Helms Group intends to take those steps necessary to eliminate its public reporting requirements. It will then cease to be a publicly owned Company and will no longer have its common stock either quoted or tradable in the over-the-counter market or on any other stock exchange.

In regard to the proposed reverse stock split and the repurchase of all resulting fractional shares, I understand that the Company will pay a price of $0.40 per share applied to all presplit shares that would result in the holder having less than one full share after the reverse split is completed.

53

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

That repurchase at a price of $0.40 per share would apply to those approximately 1,141 stockholders whose common stock holdings in the Company would be completely eliminated as well as those remaining approximately 157 holders who would have only their fractional shares repurchased but would subsequently remain stockholders in the Company.

In arriving at my opinion as to this repurchase price per share, it was necessary for me to establish an enterprise value for the entire Company and its subsidiaries on a consolidated basis. I then used that enterprise or fair market value to calculate a per share price for all of the outstanding common stock of Edd Helms Group. In regard to that per share price, however, it was also necessary to apply a reasonable discount to the per share value for the entire Company which compensates for the lack of control by all stockholders other than Edd Helms, Jr. as well as the absence of an active trading market for the shares of the Company.

In that regard, you should note that the Internal Revenue Service (“IRS”) will generally accept up to a 20% discount for minority holdings and up to a 20% discount for a lack of liquidity when valuing the shares of relatively small, privately held companies. Although such discounts should be applied to all of the shares in Edd Helms Group other than those held by Edd Helms, Jr., I would not expect that the entire 40% discount for both conditions would be appropriate. As a result, in order to establish a fair market value for the repurchase of the fractional shares that will result from the proposed reverse stock split, I propose that only a single 15% discount be applied to the per share price for minority holders.

In arriving at my opinion as to both the enterprise value for Edd Helms Group and its discounted per share value for minority holders, I understand that Edd Helms Group operates as a diversified electrical and mechanical service Company. Although it participates in the general commercial building markets as a union organized construction subcontractor, the majority of its operations are related to more specialized markets.

These include installations and removal of electrical and data communication services for trade shows and exhibitions, marine air conditioning and refrigeration services, and power and data installations for wireless communications and cellular towers, among other electrical and mechanical services. In addition to its electrical and mechanical installation work, Edd Helms Group also provides preventive maintenance, emergency repairs, and structured cabling and fiber optic wiring for data and communications systems.

The principal service areas for the Company include all of Dade, Broward, and southern Palm Beach counties in Florida. Its subsidiaries, all wholly owned, are Edd Helms Electric, LLC; Edd Helms Air Conditioning, Inc.; Edd Helms Marine Air Conditioning and Refrigeration, LLC; and Data Telecom, Inc. The Company also owns EH Showrooms, LLC, a now dormant sales and service operation for home technology products.

The original electrical contracting operation was formed as Edd Helms, Inc. in 1975. The air conditioning subsidiary was acquired in 1994, and the parent company was established in 1999 as a result of a merger with a small, publicly owned, specialty service company. Today, Edd Helms Group has approximately 150 employees and 70 service vehicles.

54

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

In regard to establishing an enterprise value for Edd Helms Group and applying that value to the repurchase of the fractional shares that would result from the proposed reverse stock split, I compiled the historical Consolidated Income Statements for the fiscal years ended May 31st 2003 though 2008 and the Balance Sheet as of May 31, 2008 which are shown on pages 9 and 10 below. I then used the Income Statements to calculate the annual Adjusted EBITDA (Earnings Before Interest, Taxes, Depreciation, and Amortization) for the Company. EBITDA defines the nominal cash flow of a commercial enterprise independent of its extent or form of debt financing, its taxing status, and its non-cash depreciation and amortization charges.

My EBITDA calculations were based on the Company’s Operating Profits or Losses excluding Other Income or Expense. The adjustments to EBITDA included adding back non-recurring expenses associated principally with high legal fees related to two litigation matters and expenses related to the Company’s home technology showroom operation which was subsequently discontinued.

The above profile for Edd Helms Group combined with its level of annual revenues, its past four years of profits, and its related EBITDA presents a corporate entity that could be expected to attract a number of potentially interested buyers in a sale of its operations. The prices that might be offered by those potential buyers would then represent the fair market or enterprise value for Edd Helms Group and its subsidiaries.

Any estimate of corporate values, however, is more art than science. In general, an enterprise or corporate value is definitively set only in a negotiation between an unaffiliated buyer and a willing seller who has no particular compulsion to sell and where both parties have reasonable knowledge of the relevant facts concerning the business. This value would be the price, in cash or cash equivalents, which a buyer would reasonably be expected to pay, and a seller would reasonably be expected to accept, if the business were exposed for sale on the open market for an appropriate period of time.

For a company such as Edd Helms Group, I would anticipate that there would be two types of potential buyers. The first of those would be an institutional investor with only a financial interest in the Company and the investment made for its acquisition. This type of financial buyer would be expected to evaluate the business based solely on the projected cash return from their investment with little regard to any positive changes in the markets, future growth prospects, or synergy of the acquired operation which they might realize from their ownership position. In addition, such a buyer would be expected to purchase the outstanding common stock of the Company and, as a result, convert it back into a privately held corporation.

In addition such a financial buyer would usually be motivated by some future, but relatively short-term, exit strategy which could be used to convert their investment into a high cash return. Such an exit might include an initial public offering of the then privately held common stock of Edd Helms Group or its sale to another corporate entity after an ownership period of only three to five years.

55

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales
Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

Edd Helms Group, however, does not appear to be a good candidate for an IPO within that time frame and does not, in fact, realize the benefits of its public ownership status today. Nor does the Company appear to present sufficient potential for any other significant short term increase in value which would attract an institutional investor or financial buyer.

The second and more probable type of potential buyer for Edd Helms Group would be a corporation or other business entity with a synergistic relationship to the Company being acquired in either its markets, its operating processes, or due to the buyer’s own future plans for expansion. Such a corporate buyer would be expected to have both the capacity and the rationale to pay a higher price for Edd Helms Group and its subsidiaries than an institutional or financial buyer.

It has been my experience representing both buyers and sellers of businesses, that such corporate buyers will often base their evaluation of price at least partially on the synergy offered by the acquisition target as well as the anticipated returns from the acquired operation. Those returns might be adjusted, if appropriate, for economies of scale, other savings the buyer might effect in its operations, or the future growth they might either support or sponsor.

Additional elements that could positively influence the price offered by a corporate buyer for the Company might include a desired presence in new market areas, an expansion of the services offered by the buyer in its existing markets, or the ability of the acquired Company to make use of the expertise or markets of the buyer. In that regard, a corporate buyer with a synergistic relationship to the acquired company would be expected to base a significant portion of their offering price on such non-economic criteria.

For all of the above reasons, my analysis of the enterprise value for Edd Helms Group is based on its sale, including all of its subsidiaries, in a single transaction to one corporate buyer. That buyer would be expected to participate in one or more businesses directly related to the current operations of Edd Helms Group and one or more of its subsidiaries. Were I engaged to sell Edd Helms Group, I would target my efforts toward such corporate buyers with a strong synergistic rationale for the ownership of the Company’s operations, its market position, and its services.

Although such potential corporate buyers might be limited in number due to the specialized nature of the Edd Helms Group operations and markets, I would expect to relatively easily identify a sufficient number of such buyers to attract a reasonable price for the Company in relationship to its reported earnings, adjusted EBITDA, book value, and other measures of financial performance.

Based on the Company’s summary financial results attached below and an assessment of its operations and markets as outlined above, I would expect that a potential corporate buyer would calculate the price it might offer for Edd Helms Group using one or more of several well recognized methods for establishing such a purchase price or enterprise value.

56

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales
Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

One of the most common of these and, therefore, one of the most reliable is a multiple of the Company’s EBITDA less the amount of funded or interest bearing debts that would be assumed by a buyer. Those funded or interest bearing debts which are assumed by the buyer are subtracted from an EBITDA value calculation because those debts are as much a part of the purchase price for a buyer as cash paid at closing, purchase money notes held by the seller, or other forms of transaction financing.

For Edd Helms Group, the average Adjusted EBITDA for the last four fiscal years as shown on the attached Income Statements and the resulting value calculations are:

Edd Helms Group, Inc.	(in thousands of dollars)

Average Adjusted EBITDA - 2005-08	$1,291.2
Value at 4.25 times Adjusted EBITDA	5,487.7
Less Interest Bearing Debts	(315.7)
Adjusted Value at 4.5 times EBITDA -	$5,172.0

Using a somewhat higher multiplier results in the following estimate of the Company’s current enterprise value.

Edd Helms Group, Inc.	(in thousands of dollars)

Average Adjusted EBITDA - 2005-08	$1,291.2
Value at 4.75 times Adjusted EBITDA	6,133.3
Less Interest Bearing Debts	(315.7)
Adjusted Value at 5.5 times EBITDA -	$5,817.6

On a per share basis, the above enterprise values would be approximately $0.45 and $0.51 per share respectively.

In regard to the above calculations, I do not expect that most synergistic corporate buyers would use an EBITDA multiplier of less than 4.25 nor more than 4.75 for an acquisition of Edd Helms Group. I would also expect that the lower range of those multipliers would be more probable for a Company participating in union organized, service businesses with relatively low technology, high labor input, and a low level of proprietary content+-.

A second method for valuing Edd Helms Group might be based on its anticipated future cash flow or the net present value of the future cash flow which the Company could be expected to generate. This estimated level of cash flow as shown in the table on the next page was based on the average of the Company’s Operating Profits during its 2005 through 2008 fiscal years with nonrecurring expenses added back and with an assumed tax rate of 40% applied to those profits. In addition, non-cash depreciation charges were added back to calculate cash flow. Using this average annual cash flow of approximately $911,700 for Edd Helms Group as a base, the Company might be expected to generate future cash flows increased by an average of 5% per year as follows:

57

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales
Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

Edd Helms Group, Inc.				(in thousands of dollars)

	2005/08	2009	2010	2011	2012	2013	2014

Net Cash Flow	$911.7	$957.3	$1,005.2	$1,055.4	$1,108.2	$1,163.6	$1,221.8

Using a discount rate of 20%, a reasonable expectation for the return on invested capital by a corporate entity, the net present value for the above after tax cash flows continued through 2019 is approximately $4.85 million or a per share price of $0.42.

A third method of calculating the fair market value for an investment in a corporate entity is a simple calculation of the indicated initial cash return on the total purchase price. Assuming that an adequate return on a corporate investment is 20% and that the Net Anticipated After Tax Cash Flow generated by Edd Helms Group is $911,700, to generate that level of return, the purchase price for the corporate entity could not exceed $4.56 million or a per share price of $0.40.

In regard to all three of the above methods for establishing an enterprise value for Edd Helms Group, its tangible book value would be expected to act as a floor or the lowest reasonable price that might be appropriate for its acquisition. As of May 31, 2008, that tangible book value was approximately $5.17 million or a per share price of $0.45.

Of course, it might also be assumed that another indication of value for Edd Helms Group would be the actual publicly quoted price for the Company’s common stock multiplied by the total number of shares outstanding. In the case of Edd Helms Group, however, the extremely limited market for the Company’s common stock and its resulting lack of liquidity tends to distort the relationship between the quoted and real value for its shares.

Based on its most recent quoted price of $0.35 per share in the Over-the-Counter Market and its 11.5 million shares outstanding, Edd Helms Group would have an indicated enterprise value of only $4.0 million. Based on all of the above calculations, that price appears to be unreasonably low.

As a means of applying other criteria to the public market price for the Edd Helms Group common stock, I attempted to identify other public companies which would serve as comparable indicators of value. Using the SIC Code 1731 for electrical contractors and limiting annual revenues to between $25 million to $100 million, I found only eight publicly owned companies in the U.S. Of those, only four were somewhat related to the specialty markets and services offered by Edd Helms Group.

Using the available financial data for those four companies and for Edd Helms Group, I compiled the attached Enterprise Value Comparison shown on page 11 below. Based on this comparison, it is obvious that a price of $0.35 per share for Edd Helms Group results in artificially low Price to Sale, Price to Earnings, and Price to Book Value ratios. Even at a per share price of $0.50, Edd Helms Group would have ratios of only 0.26 for Price to Sales, 8.41 for Price to Earnings, and 1.07 for Price to Book Value. At a per share price of $0.50, Edd Helms Group would have a total enterprise value of $5.7 million.

58

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales
Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

All of the above indications of value for Edd Helms Group and the various calculations and related assumptions generated the results shown in this chart:

Edd Helms Group	Indicated Enterprise Values

Calculation Method	Indicated Value

EBITDA times 4.25 Less Funded Debts	$5,172.0
EBITDA times 4.75 Less Funded Debts	5,817.6
Discounted Cash Flow at 20%	4,850.0
Return on Investment at 20%	4,560.0
Public Price at $0.35 per Share	4,025.0
Public Price at $0.50 per Share	5,750.0
Tangible Book Value	5,165.2
(in thousands of dollars)

It is not unusual to have the relatively wide variations in indicated values as shown in the above table using different evaluation methods. As mentioned above, estimating corporate values is more art than science and is most often influenced by intangible considerations as well as simple numbers. However, in reviewing all of the above calculations related to an appropriate enterprise value for Edd Helms Group, it is my opinion that its value to a corporate buyer with some synergy to its markets, services, and operating methods would be:

Five Million Five Hundred and Twenty Thousand Dollars ($5,220,000)

Plus the assumption by the buyer of the outstanding liabilities of Edd Helms Group or a per share price of approximately $0.454

Based on that enterprise value and applying a 15% discount for the combination of extremely small minority holdings and low liquidity results in an indicated repurchase price for the shares that would result in fractional share ownership of approximately:

Thirty Eight and Six Tenths Cents per Share ($0.386)

In my option, that per share price supported by all of the above calculations demonstrates that a repurchase price of forty cents ($0.40) per share represents a fair and equitable price to eliminate fractional shares resulting from the proposed reverse stock split by Edd Helms Group.

In assessing the basis and underlying assumptions for the above opinions, you might note that I have been engaged in the corporate finance business since 1978. Through a widely varied career in business and corporate finance consulting, I have gained experience in management, sales, mergers and acquisitions, investment banking, and financial analysis.

59

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales
Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

I joined the investment banking field in 1978 with Hendrix, Mohr, and Yardley in Birmingham, Alabama and, over the next six years, financed over 40 small Florida based companies raising over $90 million. In many cases, those financings relied on evaluations of the subject companies made by me. I moved to Florida in 1984 and since that time have participated in abroad range of corporate finance work.

During the past thirty years, I have analyzed, structured, negotiated, and financed numerous acquisitions and sold almost as many companies. In my career, I have taken six companies public, two as underwriter and four as consultant for the transaction from its inception. Concentrating on small businesses, I have also been the president of six turn-around companies with serious financial and operating problems.

I have been a director of eight corporations both public and private and assisted in the formation, financing, and initial operations of three start-ups in both the service and manufacturing sectors.

Currently, I concentrate the majority of my corporate finance work on mergers and acquisitions including recent transactions structured as cash and debt asset purchases, stock-for-assets acquisitions, corporate mergers, several leveraged management buyouts, and a number of company sales all either completed or in various stages of the exploration, negotiation, due diligence, and closing process. Virtually all of those require that I establish enterprise values related to the transactions.

In regard to the above enterprise value for Edd Helms Group, Inc., please let me know if you have any questions or comments regarding the information I present, my methodology, or my opinion as to a fair market value for the Company.

Respectfully Submitted,

H. Lee Rust
Florida Corporate Finance

cc:        Laz Schneider
Berger Singerman, Attorneys

60

Mergers & Acquisitions / Strategic Planning / Financings / Operations Audits / Corporate Sales
Author of Let’s Buy a Company: How to Accelerate Growth Through Acquisitions

Edd Helms Group, Inc.

Consolidated Income Statements for the Fiscal Years Ended May 31st

	2003		2004		2005		2006		2007		2008
(thousands of dollars)	$	%	$	%	$	%	$	%	$	%	$	%

Revenue Earned	$16,779.4	100.0	$16,168.2	100.0	$17,061.8	100.0	$21,205.3	100.0	$22,785.3	100.0	$21,770.3	100.0
Cost of Revenues	12,059.0	71.9	11,596.3	71.7	12,340.8	72.3	14,829.4	69.9	16,157.4	70.9	14,409.9	66.2
Depreciation	404.0	2.4	338.9	2.1	278.3	1.6	268.2	1.3	310.7	1.4	328.6	1.5
Total Direct Costs -	12,463.0	74.3	11,935.2	73.8	12,619.1	74.0	15,097.6	71.2	16,468.1	72.3	14,738.6	67.7
Gross Profit	4,316.3	25.7	4,233.0	26.2	4,442.7	26.0	6,107.7	28.8	6,317.1	27.7	7,031.8	32.3
Selling, G&A Expenses	4,584.1	27.3	4,597.7	28.4	4,103.8	24.1	4,720.6	22.3	5,202.8	22.8	7,035.0	32.3
Interest Expense	15.1	0.1	12.7	0.1	20.0	0.1	24.7	0.1	37.2	0.2	28.8	0.1
Depreciation	69.1	0.4	99.9	0.6	76.0	0.4	79.0	0.4	77.1	0.3	118.3	0.5
Total G&A Expenses -	4,668.2	27.8	4,710.2	29.1	4,199.8	24.6	4,824.3	22.8	5,317.1	23.3	7,182.2	33.0
Operating Profit (Loss)	(351.9)	(2.1)	(477.2)	(3.0)	242.8	1.4	1,283.4	6.1	1,000.1	4.4	(150.4)	(0.7)
Other Income (Expense)	183.2	1.1	79.5	0.5	88.4	0.5	(3.0)	(0.0)	364.4	1.6	54.8	0.3
Profit (Loss) before tax	(168.7)	(1.0)	(397.8)	(2.5)	331.2	1.9	1,280.4	6.0	1,364.4	6.0	(95.6)	(0.4)
Income (Taxes) Credits	56.8	0.3	133.2	0.8	(149.9)	(0.9)	(492.5)	(2.3)	(495.7)	(2.2)	—	—
Profit (Loss) after tax	$(111.9)	(0.7)	$(264.5)	(1.6)	$181.4	1.1	$787.8	3.7	$868.7	3.8	$(95.6)	(0.4)

Add Back:
Non-Recurring Items (1)		—	18.0	0.1	23.8	0.1	15.1	0.1	474.5	2.1	628.8	2.9
Interest Expense	15.1	0.1	12.7	0.1	20.0	0.1	24.7	0.1	37.2	0.2	28.8	0.1
Depreciation	473.1	2.8	438.7	2.7	354.3	2.1	347.1	1.6	387.7	1.7	446.9	2.1
Adjusted EBITDA	$136.3	0.8	$(7.8)	(0.0)	$640.9	3.8	$1,670.3	7.9	$1,899.5	8.3	$954.2	4.4

Note (1) -

Non-Recurring Items which are added back to calculate Adjusted EBITDA include high attorneys fees associated with the collection of amounts due from Siemens USA. In addition to smaller amounts during 2004 through 2007, these legal fees totaled just over $350,000 in 2008. The Company also incurred legal fees during 2007 of $416,800 associated with the Cameron Baird lawsuit.

Another non-recurring expense was approximately $31,800 in 2007 and $278,377 in 2008 devoted to a Home Technology Showroom which was subsequently discontinued.

Edd Helms Group, Inc.
Balance Sheet as of May 31,2008

(thousands of dollars)

Cash & Equivalents	$480.1
Trade Accounts Receivable	2,525.7
Retentions Receivable	141.9
Allowance for Doubtful Accts	(203.3)
Unbilled Receivables	617.6
Other Receivables	772.8
Cost in Excess of Billings	638.2
Inventories	1,430.3
Prepaid Expenses	90.8
Prepaid Income Tax & Benefit	616.5

Total Current Assets -	7,110.4

Transportation Equipment	2,090.8
Equipment & Machinery	893.3
Computers, Software, Furniture	500.8
Leasehold Improvements	609.5
Less Accumulated Depreciation	(2,738.6)

Net Fixed Assets -	1,355.8

Goodwill, Net	143.9
Other Assets	55.9

Total Assets	$8,665.9

Trade Accounts Payable	$1,382.7
Accrued Expenses	683.7
Income Taxes Payable	208.9
Deferred Revenue	133.3
Billings in Excess of Costs	629.2
Current Portion of Notes Payable	183.0

Total Current Liabilities -	3,220.9

Notes Payable - Long Term	132.6
Deferred Income Tax - Long Term	147.2

Total Long Term Liabilities -	279.8

Total Liabilities	3,500.7

Paid in Capital	335.3
Less (Treasury Stock)	(510.5)
Retained Earnings	5,340.4

Stockholders’ Equity -	5,165.2

Total Liabilities & Equity	$8,665.9

Enerprise Value Comparison for D&B Listings - SIC Code 1731 - Electrical Contracting Companies
Publicly Owned Companies with Annual Sales of $25 million to $250 million

Company Name	City, State	Line of Business	Annual Sales	Stock Symbol	Price to Sales	Price to Earnings	Price to Book

Berliner Communications	Elmwood Park, NJ	equipment installation, engineering & project management	$55,135,000	BERL- bb	0.19	4.08	1.45
Fortress Intl Group. Inc	Columbia, MD	computer/engineering/electrical contractor	50,455,823	FIGI - Nasdaq	0.22	- NA -	0.39
Peco II, Inc	Galion, OH	electric power system contractors	37,457,000	PIII -Nasdaq	0.26	- NA -	0.43
Telkonet, Inc	Germantown, MD	develops/markets high-speed voice, video & data equipment	14,152,733	TKO-Amx	1.48	- NA -	1.96
Edd Helms Group @ $0.35/sh	Miami, FL	diversified electrical & data communication service company	$21,770,300	EDDH - pk	0.18	5.89	0.75
Edd Helms Group @ $0.50/sh	Miami, FL	diversified electrical & data communication service company	21,770,300	EDDH - pk	0.26	8.41	1.07

Note: For the Price to Earnings ratio of Edd Helms Group, the earnings were adjusted to add back non-recurring expenses.

63

APPENDIX F - FORM 10-KSB FOR THE FISCAL YEAR ENDED MAY 31, 2008 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (The safe harbor provisions of the Private Securities Litigation Reform Act of 1995 are not incorporated by reference herein).

In response to comments 28 and 29, Form 10-KSB Amendment No. 1 for the fiscal year ended May 31, 2008, Item 8A. Controls and Procedures will be revised as follows:

Item 8A. Controls and Procedures:

Evaluation of Disclosure  Controls and Procedures.  The Company has carried out an evaluation  under the supervision of management,  including the President (“PRES”), the Executive Vice President (“EVP”) and the Chief Financial  Officer ("CFO"),  of the effectiveness of the design and operation of its disclosure  controls and procedures.  Based on that evaluation,  our PRES, EVP, and CFO have concluded  that, as of May 31, 2008,  our disclosure  controls and procedures were effective to ensure that information required to be disclosed by the  Company  in the  reports  filed or  submitted  by it under  the  Securities Exchange  Act of 1934,  as  amended,  is  recorded,  processed,  summarized  and reported  within the time  periods  specified in the rules and forms of the SEC, and include controls and procedures designed to ensure that information required to be  disclosed  by us in such  reports  is  accumulated  and  communicated  to management,  including the PRES, the EVP, and CFO, as appropriate to allow timely decisions regarding required disclosures.

Changes in Internal Control Over Financial Reporting. No change in internal control  over  financial  reporting  (as  defined  in Rule  13a-15(f)  under the Exchange  Act)  occurred  during  the forth  quarter  2007  that has  materially affected,  or is reasonably likely to materially affect , our internal control over financial reporting.

Management's  Report on Internal  Control  Over  Financial  Reporting.  Our management is responsible for  establishing  and maintaining  adequate  internal control over financial reporting, as defined in Exchange Act Rule 13a-15(f). Our management  conducted an evaluation of the effectiveness of our internal control over financial reporting based on the framework in Internal Control – Integrated Framework  issued by the Committee of Sponsoring  Organizations  of the Treadway Commission. Based on this evaluation, our management concluded that our internal controls over  financial  reporting was effective as of May 31, 2008.  This Annual  Report  on Form  10-KSB  does not  include  an  attestation  report of our independent  registered public  accounting firm regarding  internal control over financial  reporting.  Management's report was not subject to attestation by our independent registered public accounting firm pursuant to temporary rules of the Securities and Exchange  Commission that permit us to provide only  management's report in the Annual Report on Form 10-KSB.

64

APPENDIX G – ARTICLES OF INCORPORATION AND BY-LAWS

State of Florida

Department of State

GREAT SEAL OF THE STATE OF FLORIDA
IN GOD WE TRUST

Kurt S. Browning
Secretary of State

I certify the attached is a true and correct copy of the Articles of Incorporation, as amended to date, of EDD HELMS GROUP, INC., a corporation organized under the laws of the State of Florida, as shown by the records of this office.

The document number of this corporation is H67148.

Given under my hand and the
Great Seal of the State of Florida
at Tallahassee, the Capitol, this the
Third day of November, 2008

CR2EO22 (01-07)

ARTICLES OF INCORPORATION
OF
HOTEL-A-COPY, INC.

          The undersigned incorporator does hereby make, subscribe, file and acknowledge these Articles of Incorporation for the purpose of organizing a corporation under the Florida General Corporation Act.

ARTICLE I
NAME OF CORPORATION

          The name of this Corporation shall be:

          HOTEL-A-COPY, INC.

ARTICLE II
GENERAL NATURE OF BUSINESS

          The general purpose for which this Corporation is organized shall be to engage in any lawful activity or to transact any lawful business for which a corporation may be incorporated under the Florida General Corporation Act.

ARTICLE III
AUTHORIZED SHARES

          The total authorized capital stock of this Corporation shall consist of 5,000 shares of Common Stock, par value $1.00 per share.

ARTICLE IV
CAPITAL TO BEGIN BUSINESS

          The amount of capital with which this Corporation will begin business shall be determined by the initial Board of Directors.

ARTICLE V
TERM OF EXISTENCE

          This Corporation shall exist perpetually.

ARTICLE VI
ADDRESS OF REGISTERED OFFICE IN THIS STATE

          The street address of the initial registered office of this Corporation in the State of Florida is 2929 East Commercial Boulevard, Suite 200, Fort Lauderdale, Florida 33308 and the initial registered agent of this Corporation at that address shall be Laz L. Schneider.

ARTICLE VII
NUMBER OF DIRECTORS

          This Corporation shall have not less than one (1) Director.

ARTICLE VIII
INITIAL BOARD OF DIRECTORS

          The name and street address of the initial member of the Board of Directors is:

Mr. Edd Helms	17850 State Road 9

Miami, Florida 33162

ARTICLE IX
INCORPORATOR

          The name and street address of the person signing these Articles of Incorporation is:

Laz L. Schneider	2929 E. Commercial Blvd.

Suite 200

Ft. Lauderdale, Florida 33308

          IN WITNESS WHEREOF, I have hereunto subscribed my hand and seal this 16th day of July, 1985.

Laz L. Schneider

          THE UNDERSIGNED, named as the registered agent in Article VI of these Articles of Incorporation hereby consents to act as such registered agent.

Laz L. Schneider

STATE OF FLORIDA	)
) ss:
COUNTY OF BROWARD	)

          I hereby certify that on this day before me, a Notary Public duly authorized in the State and County named above to take acknowledgments, personally appeared Laz L. Schneider, to me known to be the person described as incorporator and registered agent in, and who executed, the foregoing Articles of Incorporation and who acknowledged that he executed the foregoing Articles of Incorporation for the purposes therein set forth.

          WITNESS my hand and official seal in the County and State named above this 16th day of July, 1985.

NOTARY PUBLIC
My Commission Expires:

(Notarial Seal)

ARTICLES OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
HOTEL-A-COPY, INC.

Adopted in accordance with the provisions
of Chapter 607, Florida Statutes

          WE, W. EDD HELMS, JR., President and CAROL HELMS, Secretary of HOTEL-A-COPY, INC., a Florida corporation, do hereby certify under the seal of said Corporation as follows:

          FIRST:         The name of the Corporation is “HOTEL-A-COPY, INC.”

          SECOND:    That the following is a true and correct copy of the Articles of Incorporation (which Articles of Incorporation were originally filed with the Secretary of State of the State of Florida on July 18, 1985) as approved and consented to by the Board of Directors and the Sole Shareholder of the Corporation:

“ARTICLE I
NAME OF CORPORATION

          The name of this Corporation shall be:

          HOTELECOPY, INC.”

          THIRD:        That the Board of Directors and the Sole Shareholder of the Corporation on September 12, 1985 did approve and consent to an amendment to its Articles of Incorporation as hereinabove set forth in Article SECOND.

          FOURTH:    That such amendment has been duly adopted in accordance with the provisions of Chapter 607, Florida Statutes.

          IN WITNESS WHEREOF, WE, W. EDD HELMS, JR., President and CAROL HELMS, Secretary, of HOTEL-A-COPY, INC., have signed these Articles of Amendment and casued the Corporate Seal of the Corporation to be hereunto affixed this 12th day of September, 1985.

(CORPORATE SEAL)

W. EDD HELMS, JR., President

CAROL HELMS, Secretary

STATE OF FLORIDA	)
) SS:
COUNTY OF BROWARD	)

          BE IT REMEMBERED, that on this 12th day of September, 1985, personally came before me, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgments or proofs of deeds, W. EDD HELMS, JR. President of HOTEL-A-COPY, INC., a Florida corporation, the corporation described in the foregoing Articles of Amendment, known to me personally to be such, and he the said W. EDD HELMS, JR., as such President, duly executed said Articles of Amendment before me and acknowledged the said Articles of Amendment to be his act and deed and made on behalf of the Corporation; that the signature of said President and of the Secretary of said corporation to said foregoing Articles of Amendment are in the handwriting of the said President and of the Secretary of said Corporation, respectively, and that the seal affixed to said certificate is the corporate seal of said corporation.

           IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

Notary Public

(S E A L)	My Commission Expires:

ARTICLES OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
HOTELECOPY, INC.

Adopted in accordance with the provisions
of Chapter 607, Florida Statutes

W. EDD HELMS, JR., President and CAROL HELMS, Secretary of HOTELECOPY, INC., a Florida corporation, do hereby certify under the seal of said Corporation as follows:

          FIRST:          The name of the Corporation is “HOTELECOPY, INC.”

          SECOND:     That the following is a true and correct copy of Article III of the Certificate of Incorporation of the Corporation (which Certificate of Incorporation was originally filed with the Secretary of State of the State of Florida on July 18, 1985, and first amended on December 3, 1985) as approved and consented to by the Board of Directors of the Corporation and the all of the Shareholders of the Corporation:

“ARTICLE III
AUTHORIZED SHARES

The total authorized capital stock of this Corporation is 500,000 shares of Common Stock, par value $.01 per share.”

          THIRD:        That the Directors and Shareholders (on May 31, l986) did approve and consent to an amendment to its Certificate of Incorporation as hereinabove set forth in Article SECOND.

          FOURTH:    That such amendment has been duly adopted in accordance with the provisions of Chapter 607, Florida Statutes.

          IN WITNESS WHEREOF, WE, W. EDD HELMS, JR., President and CAROL HELMS, Secretary of HOTELECOPY, INC., have signed these Articles of Incorporation and caused the Corporate Seal of the Corporation to be hereunto affixed this 28th day of July, 1986.

W. EDD HELMS, JR., President

(CORPORATE SEAL)

CAROL HELMS, Secretary

STATE OF FLORIDA	)
	)	SS:
COUNTY OF DADE	)

          BE IT REMEMBERED, that on this 28th day of July, 1986, personally came before me, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgments or proofs of deeds, W. EDD HELMS, JR., President of HOTELECOPY, INC., a Florida corporation, the corporation described in the foregoing Articles of Amendment, known to me personally to be such, and he, the said W. EDD HELMS, JR., as such President:, duly executed said Articles of Amendment before me and acknowledged the said Articles of Amendment to be his free act and deed and made on behalf of the Corporation; that the signatures of said President of said corporation to said foregoing Articles of Amendment are in the handwriting of the said President of said Corporation and of the Secretary of said Corporation, respectively, and that the seal affixed to said certificate is the corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

Notary Public

(SEAL)	My Commission Expires:

HOTEL2: Amend
7/21/86: js
REV: 3: js

ARTICLES OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
HOTELECOPY, INC.

Adopted in accordance with the provisions
of Chapter 607, Florida Statutes

W. EDD HELMS, JR., President and CAROL HELMS, Secretary, of HOTELECOPY, INC., a Florida corporation, do hereby certify under the seal of said Corporation as follows:

          FIRST:          The name of the Corporation is “HOTELECOPY, INC.”

          SECOND:     That the following is a true and correct copy of Article III of the Certificate of Incorporation of the Corporation (which Certificate of Incorporation was originally filed with the Secretary of State of the State of Florida on July 18, 1985, and was amended on December 3, 1985 and on July 30, 1986) as approved and consented to by the Board of Directors of the Corporation and by a majority of the Shareholders of the Corporation:

“ARTICLE III
AUTHORIZED SHARES

The total authorized capital stock of this Corporation is 10,000,000 shares of Common Stock, par value $.01 per share.”

          THIRD:         That the Directors (on May 31, 1989) and Shareholders (on August 11, 1989) did approve an amendment to its Certificate of Incorporation as hereinabove set forth in Article SECOND.

          FOURTH:     That such amendment has been duly adopted in accordance with the provisions of Chapter 607, Florida Statutes.

          IN WITNESS WHEREOF, WE, W. EDD HELMS, JR., president, and CAROL HELMS, Secretary of HOTELECOPY, INC., have signed these Articles of Incorporation and caused the Corporate Seal of the Corporation to be hereunto affixed this 15 day of August, 1989.

W. EDD HELMS, JR., President

(CORPORATE SEAL)

CAROL HELMS, Secretary

STATE OF FLORIDA	)
	)	ss:
COUNTY OF DADE	)

          BE IT REMEMBERED, that on this 15 day of August, 1989, personally came before me, a Notary Public in and for the County and State aforesaid, duly commissioned and sworn to take acknowledgments or proofs of deeds, W. EDD HELMS, JR., President of HOTELECOPY, INC., a Florida corporation, the corporation described in the foregoing Articles of Amendment, known to me personally to be such, and he, the said W. EDD HELMS, JR., as such President, duly executed said Articles of Amendment before me and acknowledged the [ILLEGIBLE] Articles of Amendment to be his free act and deed and made on behalf of the Corporation; that the signatures of said President of said corporation to said foregoing Articles of Amendment are in the handwriting of the said President of said Corporation and of the Secretary of said Corporation, respectively, and that the seal affixed to said certificate is the corporate seal of said corporation.

          IN WITNESS WHEREOF, I have hereunto set my hand and seal of office the day and year aforesaid.

Notary Public

My Commission Expires:

(SEAL)

5 - 8705
d: hotel\artamend. 1

Fax Audit No. H99000019054 8

ARTICLES OF MERGER
OF
EDD HELMS, INCORPORATED,
A FLORIDA CORPORATION
AND
HOTELECOPY, INC.,
A FLORIDA CORPORATlON

          Pursuant to the provisions of Sections 607.1101 and 607.1105 of the Florida Business Corporation Act (the “FBCA”), EDD HELMS, INCORPORATED, a florida corporation, and HOTELECOPY, INC., a Florida corporation, adopt the following Articles of Merger for the purpose of merging Edd Helms Incorporated with and into Hotelecopy, Inc. (the “Merger”).

FIRST:	The Plan of Merger is attached hereto as Exhibit A and incorporated herein.

SECOND:	The Merger is to be effective immediately upon filing of these Articles of Merger with the Florida Secretary of State.

THIRD:

The Plan of Merger was adopted by the unanimous written consent of the shareholders of Edd Helms, Incorporated, dated March 26th, 1999, and by a majority of the shareholders of Hotelecopy, Inc., at a shareholders’ meeting held on July 30, 1999, which vote was sufficient for its approval.

          IN WITNESS WHEREOF, each of the undersigned has caused these Articles of Merger to be signed in its corporate name on the 2 day of August, 1999.

EDD HELMS, INCORPORATED
a Florida corporation

By:		(W. Edd Helm, Jr.)

Its:	President (President)

HOTELECOPY, INC.,
a Florida corporation

By:		(W. Edd Helm, Jr.)

Its:	President (President)

The Instrument was prepared by:
St. John Daugherly, Esq.
Lic. #937274
Tel. 994-525-9900
Berger Davis & Singerman, PA
100 N.E. Third Avenue Suite 400
Fort Lauderdale, Florida 33301

[ILLEGIBLE]

Fax Audit No. H99000019054 8

Fax Audit No. H99000019054 8

EXHIBIT A

PLAN OF MERGER

1.       Names of Merging Corporations

          Edd Helms, Incorporated, a Florida corporation (“EHT”), shall be merged with and into Hotelecopy, Inc., a Florida corporation (“Hotelecopy”).

2.        Terms and Conditions of the Proposed Merger

           2.1          The Merger

           The Merger shall occur at the Effective Time, as defined below, at which time the separate existence of EHI shall cease. Hotelecopy shall be the surviving corporation (the “Surviving Corporation”). The name of the surviving corporation shall be Edd Helms Group, Inc. the Surviving Corporation’s corporate existence, with all of its purposes, powers and objects, shall continue unaffected and unimpaired by the Merger. (EHI and Hotelecopy are hereinafter sometimes collectively referred to as the “Constituent Corporations”).

          2.2          The Surviving Corporation

          At the Effective Time of the Merger, the effect of the Merger shall be as provided in the applicable provisions of the Florida Business Corporation Act (the “FBCA”).

          The identity, existence, purposes, powers, objects, franchises, privileges, rights and immunities of Hotelecopy shall continue unaffected and unimpaired by the Merger; and the corporates franchises, existence and rights of EHI shall be merged with and into Hotelecopy; and Hotelecopy, as the Surviving Corporation, shall be fully vested therewith.

          At the Effective Time of the Merger, the separate existence of EHI shall cease and, in accordance with the terms of the merger agreement, the Surviving Corporation shall possess all the rights, privileges, immunities and franchises, of a public as well as of a private nature, and all property, real, personal and mixed; and all debts due on whatever account, including subscriptions to shares, all taxes, including those due and owing and those accrued, and all other choses in action, and all and every other interest of or belonging to or due to EHI and Hotelecopy shall be taken and deemed to be transferred to, and vested in, the Surviving Corporation without further act or deed; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of EHI and Hotelecopy; and the title to any real estate, or interest therein, whether by deed or otherwise, vested in EHI and Hotelecopy, shall not revert or be in any way impaired by reason of the Merger.

The Surviving Corporation shall thenceforth be responsible and liable for all the liabilities and obligations of EHI and Hotelecopy; and any claim existing, or action or proceeding pending, by or against

This instrument was prepared by:
St. John Daugherty, Esq.
Lic. #937274
Tel. 954-525-9900
Berger Davis & Singerman, PA.
100 N.E. Third Avenue, Suite 400
Fort Lauderdale, Florida 33301

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EHI or Hotelecopy may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in their place. Neither the rights of creditors nor any liens upon file property of EHI or Hotelecopy shall be impaired by the Merger; and all debts, liabilities and duties of EHI and Hoteleocopy shall attach to the Surviving Corporation, and may be enforced against such Surviving Corporation to the same extent as if said debts, liabilities and duties had been incurred or contracted by such Surviving Corporation.

          The Constituent Corporations shall execute, deliver, acknowledge and record any and all documents necessary or appropriate to confirm and perfect the transfer of assets and property to the Surviving Corporation.

          2.3          Articles of Incorporation

          The Articles of Incorporation of Hotelecopy shall be amended by deleting Article I in its entirety and ‘ replacing it with the following:

“Article I: The name of the Corporation is Edd Helms Group, Inc.”

          The Articles of Incorporation of Hotelecopy as in effect immediately prior to the Effective Tune, as so amended, shall be the Articles of Incorporation of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in accordance with the FBCA.

          2.4          Bylaws

          The Bylaws of Hotelecopy as in effect immediately prior to the Effective Time shall be the Bylaws of the Surviving Corporation until the same shall thereafter be altered, amended or repealed in the manner provided in such Bylaws and in accordance with the FBCA.

3.       Manner and Basis of Converting Shares

          3.1                    Conversion

                                   Each one (1) share of EHI common stock (“EHI Stock”) issued and outstanding immediately prior to the Effective Time shall, by virtue of the Merger, and without any action on the part of the holders thereof, automatically be converted into TWO THOUSAND ONE HUNDRED SEVENTY EIGHT and 6363/10000ths (2178.6363) fully paid and non-assessable shares of common stock of Hotelecopy (“Hotelecopy Stock”) at the Effective Time of the Merger.

          3.2          Treasury Shares

                         Any and all shares of EHI Stookheld as treasury shares by EHI shall be canceled and retired at the Effective Time, and no consideration shall be delivered or paid in exchange therefor.

          3.3          Fractional Shares

                         No fractional shares of Hotelecopy Stock will be issued as a result of the Merger. In lieu of Issuing fractional shares, Hotelecopy will pay cash adjustments to the relevant holder of EHI Stock in respect of any fraction of a share of Hotelecopy Stock that would otherwise be issuable to such holder.

4.          Effective Date of the Merger

             The Merger shall become effective immediately upon the filing of Articles of Merger incorporating this Plan with the Florida Secretary of State (the “Effective Time”).

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Fax Audit No. H99000019042 3

ARTICLES OF AMENDMENT
OF
ARTICLES OF INCORPORATION
OF
HOTELECOPY, INC.

          1.          The name of the Corporation is Hotelecopy, Inc.

          2.          Article III, “AUTHORIZED SHARES,” of the Articles of Incorporation of the Corporation is hereby amended to read in its entirety as follows:

“ARTICLE III
AUTHORIZED SHARES

The total authorized capital stock of this Corporation is 20,000,000 shares of Common Stock, par Value $.01 per share.”

          3.          The foregoing amendment was approved by the Board of Directors of the Corporation by a Unanimous written Consent signed by them on March 26th, 1999, and was approved and adopted by a majority of the shareholders eligible to vote at a meeting held for such purpose on July 30, 1999.

          4.          There is only one voting group entitled to vote on the foregoing amendment. The number of votes cast for said amendment by said voting group was sufficient for approval by that voting group.

          IN WITNESS WHEREOF, the undersigned, as President of the Corporation, has executed these Articles of Amendment this 2 day of August, 1999.

W. EDD HELMS, JR.
President

This Instrument was prepared by:
St. John Daugherty, Esq.
Lic. #937274
Tel. 954-525-9900
Berger Davis & Singerman, PA
100 N.E. Third Avenue, Suite 400

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BY-LAWS
OF
HOTEL-A-COPY, INC.

ARTICLE I
SHAREHOLDERS

          SECTION 1.     Annual Meetings.

                    a.          The annual meeting of the shareholders of the Corporation, commencing in 1985 shall be held at the principal office of the Corporation in the State of Florida or at such other place within or without the State of Florida as may be determined by the Board of Directors and as may be designated in the notice of such meeting. The meeting shall be held on the First Wednesday of November of each year or on such other day as the Board of Directors may specify. If said day is a legal holiday, the meeting shall be held on the next succeeding business day not a legal holiday.

                    b.          Business to be transacted at such meeting shall be the election of directors to succeed those whose terms are expiring and such other business as may be properly brought before the meeting.

                    c.          In the event that the annual meeting, by mistake or otherwise, shall not be called and held as herein provided, a special meeting may be called as provided for in Section 2 of this Article I in lieu of and for the purposes of and with the same effect as the annual meeting.

          SECTION 2.     Special Meetings.

                    a.          A special meeting of the shareholders of the Corporation

may be called for any purpose or purposes at any time by the President of the Corporation, by the Board of Directors of the Corporation, by the Chairman of the Board of the Corporation or by the holders of not less than one-tenth (l/10th) of the outstanding capital stock of the Corporation entitled to vote at such meeting.

                    b.          At any time, upon the written direction of any person or persons entitled to call a special meeting of the shareholders, it shall be the duty of the Secretary to send notice of such meeting pursuant to Section 4 of this Article I. It shall be the responsibility of the person or persons directing the Secretary to send notice of any special meeting of shareholders to deliver such direction and a proposed form of notice to the Secretary not less than fifteen (15) days prior to the proposed date of said meeting.

                    c.          Special meetings of the shareholders of the Corporation shall be held at such place, within or without the State of Florida, on such date, and at such time as shall be specified in the notice of such special meeting.

          SECTION 3.     Adjournment.

                    a.          When the annual meeting is convened, or when any special meeting is convened, the presiding officer may adjourn it for such period of time as may be reasonably necessary to reconvene the meeting at another place and another time.

                    b.          The presiding officer shall have the power to adjourn any meeting of the shareholders for any proper purpose, including, but not limited to, lack of a quorum, to secure a more adequate meeting place, to elect officials to count and tabulate votes, to review any shareholder proposals or to pass upon any challenge which may properly come before the meeting.

                    c.          When a meeting is adjourned to another time or place, it shall not be necessary to give any notice of the adjourned meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken, and any business may be transacted at the adjourned meeting that might have been transacted on the original date of the meeting. If, however, after the adjournment the Board fixes a new record date for the adjourned meeting, a notice of the adjourned meeting shall be given in compliance with Subsection (4) (a) of this Article I to each shareholder of record on the new record date entitled to vote at such meeting.

          SECTION 4.     Notice of Meetings; Purpose of Meeting; Waiver.

                    a.          Each shareholder of record entitled to vote at any meeting shall be given in person, or by first class mail, postage prepaid, written notice of such meeting which, in the case of a special meeting, shall set forth the purpose(s) for which the meeting is called, not less than ten (10) or more than sixty (60) days before the date of such meeting. If mailed, such notice is to be sent to the shareholder’s address as it appears on the stock transfer books of the Corporation unless the shareholder shall have requested of the Secretary in writing at least fifteen (15) days prior to the distribution of any required notice that any notice intended for him be sent to some other address, in which case the notice may be sent to the address so designated. Notwithstanding any such request by a shareholder, notice sent to a shareholder’s address as it appears on the stock transfer books of this Corporation as of the record date shall be deemed properly given. Any notice of a meeting sent by the United States mail shall be deemed delivered when deposited with proper postage thereon with the United States Postal Service or in any mail receptacle under its control.

                    b.          A shareholder waives notice of any meeting by attendance, either in person or by proxy, at such meeting or by waiving notice in writing either before, during or after such meeting. Attendance at a meeting for the express purpose of objecting that the meeting was not lawfully called or convened, however, will not constitute a waiver of notice by a shareholder stating at the beginning of the meeting, his objection that the meeting is not lawfully called or convened.

                    c.          Whenever the holders of at least eighty (80%) percent of the capital stock of the Corporation having the right to vote shall be present at any annual or special meeting of shareholders, however called or notified, and shall sign a written consent thereto on the minutes of such meeting, the meeting shall be valid for all purposes.

                    d.          A waiver of notice signed by all shareholders entitled to vote at a meeting of shareholders may also be used for any other proper purpose including, but not limited to, designating any place within or without the State of Florida as the place for holding such a meeting.

                    e.          Neither the business to be transacted at, nor the purpose of, any regular or special meeting of shareholders need be specified in any written waiver of notice.

          SECTION 5.     Closing of Transfer Books; Record Date; Shareholders List.

                    a.          In order to determine the holders of record of the capital stock of the Corporation who are entitled to notice of meetings, to vote at a meeting or adjournment thereof, or to receive payment of any dividend, or for any other purpose, the Board of Directors may fix a date not more than sixty (60) days prior to the date set for any of the above-mentioned activities for such determination of shareholders.

                    b.          If the stock transfer books shall be closed for the purpose of determining shareholders entitled to notice of or to vote at a meeting of shareholders, such books shall be closed for at least ten (10) days immediately preceding such meeting.

                    c.          In lieu of closing the stock transfer books, the Board of Directors may fix in advance a date as the date for any such determination of shareholders, such date in any case to be not more than sixty (60) days and, in case of a meeting of shareholders, not less than ten (10) days prior to the date on which the particular action, requiring such determination of shareholders, is to be taken.

                    d.          If the stock transfer books are not closed and no record date is fixed for the determination of shareholders entitled to notice or to vote at a meeting of shareholders, or to receive payment of a dividend, the date on which notice of the meeting is mailed or the date on which the resolution of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders.

                    e.          When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this section, such determination shall apply to any adjournment thereof, unless the Board of Directors fixes a new record date under this section for the adjourned meeting.

                    f.          The officer or agent having charge of the stock transfer books of the Corporation shall make, as of a date at least ten (10) days before each meeting of shareholders, a complete list of the shareholders entitled to vote at such meeting or any adjournment thereof, with the address of each shareholder and the number and class and series, if any, of shares held by each shareholder. Such list shall be kept on file at the registered office of the Corporation, at the principal place of business of the Corporation or at the office of the transfer agent or registrar of the Corporation for a period of ten (10) days prior to such meeting and shall be available, for inspection by any shareholder at any time during usual business hours. Such list shall also be produced and kept open at the time and place of any meeting of shareholders and shall be subject to inspection by any shareholder at any time during the meeting.

                    g.          The original stock transfer books shall be prima facie evidence as to the shareholders entitled to examine such list or stock transfer books or to vote at any meeting of shareholders.

                    h.          If the requirements of Subsection 5(f) of this Article I have not been substantially complied with then, on the demand of any shareholder in person or by proxy, the meeting shall be adjourned until such requirements are complied with.

                    i.          If no demand pursuant to Subsection 5(h) is made, failure to comply with the requirements of this Section shall not affect the validity of any action taken at such meeting.

                    j.          Subsection 5(g) of this Article I shall be operative only at such time(s) as the Corporation shall have six (6) or more shareholders.

          SECTION 6.     Quorum.

                    a.          At any meeting of the shareholders of the Corporation,

the presence, in person or by proxy, of shareholders owning a majority of the issued and outstanding shares of the capital stock of the Corporation entitled to vote thereat shall be necessary to constitute a quorum for the transaction of any business. If a quorum is present the affirmative vote of a majority of the shares represented at such meeting and entitled to vote on the subject matter shall be the act of the shareholders. If there shall not be a quorum at any meeting of the shareholders of the Corporation, then the holders of a majority of the shares of the capital stock of the Corporation who shall be present at such meeting, in person or by proxy, may adjourn such meeting from time to time until holders of a majority of the shares of the capital stock shall attend. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally scheduled.

                    b.          The shareholders at a duly organized meeting having a quorum may continue to transact business until adjournment notwithstanding the withdrawal of enough shareholders to leave less than a quorum.

          SECTION 7.     Presiding Officer; Order of Business.

                    a.          Meetings of the shareholders shall be presided over by the Chairman of the Board, or, if he is not present, by the President or, if he is not present, by a Vice President or, if none of the Chairman of the Board, the President, or a Vice President is present, the meeting shall be presided over by a Chairman to be chosen by a plurality of the shareholders entitled to vote at the meeting who are present, in person or by proxy. The presiding officer of any meeting of the shareholders may delegate the duties and obligations of the presiding officer of the meeting as he sees fit.

                    b.          The Secretary of the Corporation, or, in his absence, an Assistant Secretary shall act as Secretary of every meeting of shareholders, but if neither the Secretary nor an Assistant Secretary is present, the presiding officer of the meeting shall choose any person present to act as Secretary of the meeting.

                    c.          The order of business shall be as follows:

1.	Call of meeting to order.

2.	Proof of notice of meeting.

3.	Reading of minutes of last previous shareholders meeting or a waiver thereof.

4.	Reports of officers.

5.	Reports of committees.

6.	Election of directors.

7.	Regular and miscellaneous business.

8.	Special matters.

9.	Adjournment.

                    d.           Notwithstanding the provisions of Article I, Section 7, Subsection c, the order and topics of business to be transacted at any meeting shall be determined by the presiding officer of the meeting in his sole discretion. In no event shall any variation in the order of business or additions and deletions from the order of business as specified in Article I, Section 7, Subsection c, invalidate any actions properly taken at any meeting.

          SECTION 8.      Voting.

                    a.          Unless otherwise provided for in the Certificate of Incorporation, each shareholder shall be entitled, at each meeting and upon each proposal to be voted upon, to one vote for each share of voting stock recorded in his name on the books of the Corporation on the record date fixed as provided for in Article I, Section 5.

                    b.          The presiding officer at any meeting of the shareholders

shall have the power to determine the method and means of voting when any matter is to be voted upon. The method and means of voting may include, but shall not be limited to, vote by ballot, vote by hand or vote by voice. However, no method of voting may be adopted which fails to take account of any shareholder’s right to vote by proxy as provided for in Section 10 of this Article I. In no event may any method of voting be adopted which would prejudice the outcome of the vote.

          SECTION 9.      Action Without Meeting.

                    a.          Any action required to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. If any class of shares is entitled to vote thereon as a class, such written consent shall be required of the holders of a majority of the shares of each class of shares entitled to vote as a class thereon and of the total shares entitled to vote thereon.

                    b.          Within ten (10) days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing. The notice shall fairly summarize the material features of the authorized action and, if the action be a merger, consolidation or sale or exchange of assets for which dissenters rights are provided under the Florida General Corporation Act, the notice shall contain a clear [ILLEGIBLE] of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with further provisions of the Florida General Corporation Act regarding the rights of dissenting shareholders.

                    c.           In the event that the action to which the shareholders if consent is such as would have required the filing of a certificate under the Florida General Corporation Act if such action had been voted on by shareholders at a meeting thereof, the certificate filed under such other section shall state that written consent has been given in accordance with the provisions of this Article I, Section 9.

          SECTION 10.      Proxies.

                    a.          Every shareholder entitled to vote at a meeting of shareholders or to express consent or dissent without a meeting, or his duly authorized attorney-in-fact may authorize another person or persons to act for him by proxy.

                    b.          Every proxy must be signed by the shareholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the shareholder executing it, except as otherwise provided in this Article I, Section 10.

                    c.          The authority of the holder of a proxy to act shall not be revoked by the incompetence or death of the shareholder who executed the proxy unless, before the authority is exercised, written notice of an adjudication of such incompetence or of such death is received by the corporate officer responsible for maintaining the list of shareholders.

                    d.          Except when other provisions shall have been made by

written agreement between the parties, the record holder of shares held as pledgee or otherwise as security or which belong to another, shall issue to the pledgor or to such owner of such shares, upon demand therefor and payment of necessary expenses thereof, a proxy to vote or take other action thereon.

                    e.          A proxy which states that it is irrevocable is irrevocable when it is held by any of the following or a nominee of any of the following: (i) a pledgee; (ii) a person who has purchased or agreed to purchase the shares; (iii) a creditor or creditors of the Corporation who extend or continue to extend credit to the Corporation in consideration of the proxy, if the proxy states that it was given in consideration of such extension or continuation of credit, the amount thereof, and the name of the person extending or continuing credit; (iv) a person who has contracted to perform services as an officer of the Corporation, if a proxy is required by the contract of employment, if the proxy states that it was given in consideration of such contract of employment and states the name of the employee and the period of employment contracted for; and (v) a person designated by or under an agreement as provided in Article XI hereof.

                    f.          Notwithstanding a provision in a proxy stating that it is irrevocable, the proxy becomes revocable after the pledge is redeemed, or the debt of the Corporation is paid, or the period of employment provided for in the contract of employment has terminated, or the agreement under Article XI hereof, has terminated and, in a case provided for in Subsection 10(e)(iii) or Subsection 10(e)(iv) of this Article I becomes revocable three (3) years after the date of the proxy or at the end of the period, if any, specified therein, whichever period is less, unless the period of irrevocability is renewed from time to time by the execution of a new irrevocable proxy as provided in this Article I, Section 10. This Subsection 10(f) does not affect the duration of a proxy under Subsection 10(b) of this Article I.

                    g.          A proxy may be revoked, notwithstanding a provision making it irrevocable, by a purchaser of shares without knowledge of the existence of the provision unless the existence of the proxy and its irrevocability is noted conspicuously on the face or back of the certificate representing such shares.

                    h.          If a proxy for the same shares confers authority upon two (2) or more persons and does not otherwise provide, a majority of such persons present at the meeting, or if only one is present then that one, may exercise all the powers conferred by the proxy. If the proxy holders present at the meeting are equally divided as to the right and manner of voting in any particular case, the voting of such shares shall be prorated.

                    i.          If a proxy expressly so provides, any proxy holder may appoint in writing a substitute to act in his place.

          SECTION 11.     Voting of Shares by Shareholders.

                    a.          Shares standing in the name of another Corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of the corporate shareholder; or, in the absence of any applicable bylaw, by such person as the board of directors of the corporate shareholder may designate. Proof of such designation may be made by presentation of a certified copy of the bylaws or other instrument of the corporate shareholder. In the absence of any such designation, or in case of conflicting designation by the corporate shareholder, the chairman of the board, president, any vice president, secretary and treasurer of the corporate shareholder, in that order, shall be presumed to possess authority to vote such shares.

                    b.           Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee may be voted by him, either in person or by proxy, but no trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

                    c.          Shares standing in the name of a receiver may be voted by such receiver. Shares held by or under the control of a receiver but not standing in the name of such receiver, may be voted by such receiver without the transfer thereof into his name if authority to do so is contained in an appropriate order of the court by which such receiver was appointed.

                    d.          A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee.

                    e.          Shares of the capital stock of the Corporation belonging to the Corporation or held by it in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting, and shall not be counted in determining the total number of outstanding shares.

ARTICLE II
DIRECTORS

          SECTION 1.     Board of Directors; Exercise of Corporate Powers.

                    a.          All corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of the Board of Directors except as may be otherwise provided in the Articles of Incorporation. If any such provision is made in the Articles of Incorporation, the powers and duties conferred or imposed upon the Board of Directors shall be exercised or performed to such extent and by such person or persons as shall be provided in the Articles of Incorporation.

                    b.          Directors need not be residents of this state or shareholders of the Corporation unless the Articles of Incorporation so require.

                    c.          The Board of Directors shall have authority to fix the compensation of Directors unless otherwise provided in the Articles of Incorporation.

                    d.          A Director shall perform his duties as a Director, including his duties as a member of any committee of the Board upon which he may serve, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

                    e.          In performing his duties, a Director shall be entitled to rely on information, opinions, reports or statements, including financial statements and other financial data, in each case prepared or presented by: (i) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented; (ii) counsel, public accountants or other persons as to matters which the Director reasonably believes to be within such persons professional or expert competence; or (iii) a committee of the Board upon which he does not serve, duly designated in accordance with a provision of the Articles of Incorporation or the Bylaws, as to matters within its designated authority, which committee the Director reasonably believes to merit confidence.

                    f.          A Director shall not be considered to be acting in good

faith if he has knowledge concerning the matter in question that would cause such reliance described in Subsection 1(e) of this Article II to be unwarranted.

                    g.          A person who performs his duties in compliance with this Article II, Section 1 shall have no liability by reason of being or having been a Director of the Corporation.

                    h.          A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless he votes against such action or abstains from voting in respect thereto because of an asserted conflict of interest.

          SECTION 2.     Number; Election; Classification of Directors; Vacancies.

                    a.          The Board of Directors of this Corporation shall consist of one or more members. The number of Directors shall be fixed by the initial Board of Directors. The number of Directors constituting the initial Board of Directors shall be fixed by the Articles of Incorporation. The number of Directors may be increased or decreased from time to time by the Board of Directors, but no decrease shall have the effect of shortening the term of any incumbent Director.

                    b.          Each person named in the Articles of Incorporation as a member of the initial Board of Directors shall hold office until the first annual meeting of shareholders, and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

                    c.          At the first annual meeting of shareholders and at each annual meeting thereafter the shareholders shall elect Directors to hold office until the next succeeding casual meeting, except in case of the classification of Directors as permitted by the Florida General Corporation Act. Each Director shall hold office for the term for which he is elected and until his successor shall have been elected and qualified or until his earlier resignation, removal from office or death.

                    d.          The shareholders, by amendment to these Bylaws, may provide that the Directors be divided into not more than four classes, as nearly equal in number as possible, whose terms of office shall respectively expire at different times, but no such term shall continue longer than four (4) years, and at least one-fifth (1/5th) in number of the Directors shall be elected annually.

                    e.          If Directors are classified and the number of Directors is thereafter changed, any increase or decrease in Directorships shall be so apportioned among the classes as to make all classes as nearly equal in number as possible.

                    f.          Any vacancy occurring in the Board of Directors including any vacancy created by reason of an increase in the number of Directors, may be filled by the affirmative vote of a majority of the remaining Directors though less than a quorum of the Board of Directors. A Director elected to fill a vacancy shall hold office only until the next election of Directors by the shareholders.

          SECTION 3.     Removal of Directors.

                    a.          At a meeting of shareholders called expressly for that purpose, Directors may be removed in the manner provided in this Article II, Section 3. Any Director or the entire Board of Directors may be removed, with or without cause, by a vote of the holders of a majority of the shares then entitled to vote at an election of Directors.

                    b.          If the Corporation has cumulative voting, if less than the entire Board is to be removed, no one of the Directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors, or, if there be classes of Directors, at an election of the class of Directors of which he is a member.

                    c.           Whenever the holders of the shares of any class are entitled to elect one or more Directors by the provisions of the Articles of Incorporation, the provisions of this Article II, Section 3 shall apply (in respect to the removal of a Director or Directors so elected) to the vote of the holders of the outstanding shares of that class and not to the vote of the outstanding shares as a whole.

          SECTION 4.      Director Quorum and Voting.

                    a.          A majority of the number of Directors fixed in the manner provided in these Bylaws shall constitute a quorum for the transaction of business unless a greater number is required elsewhere in these Bylaws.

                    b.          A majority of the members of an Executive Committee or other committee shall constitute a quorum for the transaction of business at any meeting of such Executive Committee or other committee.

                    c.          The act of the majority of the Directors present at a Board meeting at which a quorum is present shall be the act of the Board of Directors.

                    d.          The act of a majority of the members of an Executive Committee present at an Executive Committee meeting at which a quorum is present shall be the act of the Executive Committee.

                    e.          The act of the majority of the members of any other committee present at a committee meeting at which a quorum is present shall be the act of the committee.

          SECTION 5.     Director Conflicts of Interest.

                    a.          No contract or other transaction between this Corporation and one or more of its Directors or any other corporation, firm, association or entity in which one or more of its Directors are directors or officers or are financially interested, shall be either void or voidable because of such relationship or interest or because such Director or Directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction or because his or their votes are counted for such purpose, if:

                              (i)          The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested Directors; or

                              (ii)          The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve or ratify such contract or transaction by vote or written consent; or

                              (iii)          The contract or transaction is fair and reasonable as to the Corporation at the time it is authorized by the Board, a committee, or the shareholders.

                    b.          Common or interested Directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such contract or transaction.

          SECTION 6.      Executive and Other Committees; Designation; Authority.

                    a.          The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an Executive Committee and one or more other committees each of which, to the extent provided in such resolution or in the Articles of Incorporation or these Bylaws, shall have and may exercise all the authority of the Board of Directors, except that no such committee shall have the authority to: (i) approve or recommend to shareholders actions or proposals required by the Florida General Corporation Act to be approved by shareholders; (ii) designate candidates for the office of Director for purposes of proxy solicitation or otherwise; (iii) fill vacancies on the Board of Directors or any committee thereof; (iv) amend the Bylaws; (v) authorize or approve the reacquisition of shares unless pursuant to a general formula or method specified by the Board of Directors; or (vi) authorize or approve the issuance or sale of, or any contract to issue or sell, shares or designate the terms of a series of a class of shares, unless the Board of Directors, having acted regarding general authorization for the issuance or sale of shares, or any contract therefor, and, in the case of a series, the designation thereof, has specified a general formula or method by resolution or by adoption of a stock option or other plan, authorized a committee to fix the terms of any contract for the sale of the shares and to fix the terms upon which such shares may be issued or sold, including, without limitation, the price, the rate or manner of payment of dividends, provisions for redemption, sinking fund, conversion, and voting or preferential rights, and provisions for other features of a class of shares, or a series of a class of shares, with [ILLEGIBLE] power in such committee to adopt any final resolution setting forth all the terms thereof and to authorize the statement of the terms of a series for filing with the Department of State under the Florida General Corporation Act.

                    b.          The Board, by resolution adopted in accordance with Article II, Subsection 6(a) may designate one or more Directors as alternate members of any such committee, who may act in the place and stead of any absent member or members at any meeting of such committee.

                    c.          Neither the designation of any such committee, the delegation thereto of authority, nor action by such committee pursuant to such authority shall alone constitute compliance by any member of the Board of Directors, not a member of the committee in question, with his responsibility to act in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a like position would use under similar circumstances.

          SECTION 7.     Place, Time, Notice, and Call of Directors’ Meetings.

                    a.          Meetings of the Board of Directors, regular or special, may be held either within or without this state.

                    b.          A regular meeting of the Board of Directors of the Corporation shall he held for the election of officers of the Corporation and for the transaction of such other business as may come before such meeting as promptly as practicable after the annual meeting of the shareholders of this Corporation without the necessity of other notice than this Bylaw. Other regular meetings of the Board of Directors of the Corporation may be held at such times and at such places as the Board of Directors of the Corporation may from time -to time resolve without other notice than such resolution. Special meetings of the Board of Directors may be held at any time upon call of the Chairman of the Board or the President or a majority of the Directors of the Corporation, at such time and at such place as shall be specified in the call thereof. Notice of any special meeting of the Board of Directors must be given at least two (2) days prior thereto, if by written notice delivered personally; or at least five (5) days prior thereto, if mailed; or at least two (2) days prior thereto, if by telegram; or at least two (2) days prior thereto, if by telephone. If such notice is given by mail, such notice shall be deemed to have been delivered when deposited with the United States Postal Service addressed to the business address of such Director with postage thereon prepaid. If notice be given by telegram, such notice shall be deemed delivered when the telegram is delivered to the telegraph company. If notice is given by telephone, such notice shall be deemed delivered when the call is completed.

                    c.          Notice of a meeting of the Board of Directors need not be given to any Director who signs a waiver of notice either before or after the meeting. Attendance of a Director at a meeting shall constitute a waiver of notice of such meeting and waiver of any and all objections to the place of the meeting, the time of the meeting, or the manner in which it has been called or convened, except when a Director states, at the beginning of the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

                    d.          Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

                    e.          A majority of the Directors present, whether or not a

quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any such adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.

                    f.          Members of the Board of Directors may participate in a meeting of such Board by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation by such means shall constitute presence in person at a meeting.

          SECTION 8.     Action by Directors Without a Meeting.

                    Any action required by the Florida General Corporation Act to be taken at a meeting of the Directors of the Corporation, or any action which may be taken at a meeting of the Directors or a committee thereof, may be taken without a meeting if a consent in writing, setting forth the action so to be taken, signed by all of the Directors, or all of the members of the committee, as the case may be, is filed in the minutes of the proceedings of the Board or of the committee. Such consent shall have the same effect as a unanimous vote.

          SECTION 9.     Compensation.

                    The Directors and members of the Executive and any other committee of the Board of Directors shall be entitled to such reasonable compensation for their services and on such basis as shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors and members of any committee of that Board of Directors shall be entitled to reimbursement for any reasonable expenses incurred in attending any Board or committee meeting. Any Director receiving compensation under this section shall not be prevented from serving the Corporation in any other capacity and shall not be prohibited from receiving reasonable compensation for such other services.

          SECTION 10.     Resignation.

                    Any Director of the Corporation may resign at any time without acceptance by the Corporation. Such resignation shall be in writing and may provide that such resignation shall take effect immediately or on any future date stated in such notice.

          SECTION 11.     Removal.

                    Any Director of the Corporation may be removed for cause by a majority vote of the other members of the Board of Directors as then constituted or with or without cause by the vote of the holders of a majority of the outstanding shares of capital stock of the Corporation entitled to vote at any special meeting of the shareholders of the Corporation called for such purpose.

          SECTION 12.     Vacancies.

                    In the event that a vacancy shall occur on the Board of Directors of the Corporation whether because of death, resignation, removal, an increase in the number of Directors or any other reason, such vacancy may be filled by the vote of a majority of the remaining Directors of the Corporation even though such remaining Directors represent less than a quorum. An increase in the number of Directors shall create vacancies for the purpose of this section. A Director of the Corporation elected to fill a vacancy shall hold office for the unexpired term of his predecessor, or in the case of an increase in the number of Directors, until the election and qualification of Directors at the next annual meeting of the shareholders.

ARTICLE III
OFFICERS

          SECTION 1.     Election; Number; Terms of Office.

                    a.          The Officers of the Corporation shall consist of a Chairman of the Board, a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors at such time and in such manner as may be prescribed by these Bylaws. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors.

                    b.          All officers and agents, as between themselves and the Corporation, shall have such authority and perform such duties in the management of the Corporation as are provided in these Bylaws, or as may be determined by resolution of the Board of Directors not inconsistent with these Bylaws.

                    c.          Any two (2) or more offices may be held by the same person.

                    d.          A failure to elect a Chairman of the Board, President, a Secretary or a Treasurer shall not affect the existence of the Corporation.

          SECTION 2.     Removal.

                    An Officer of the Corporation shall hold office until the election and qualification of his successor; however, any Officer of the Corporation may be removed from office by the Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer shall not of itself create any contract right to employment or compensation.

          SECTION 3.     Vacancies.

                    Any vacancy in any office from any cause may be filled for the unexpired portion of the term of such office by the Board of Directors.

          SECTION 4.     Powers and Duties.

                    a.          The Chairman of the Board shall be the Chief Executive Officer of the Corporation. The Chairman of the Board shall preside at all meetings of the shareholders and of the Board of Directors. Except where by law the signature of the President is required or unless the Board of Directors shall rule otherwise, the Chairman of the Board shall possess the same power as the President to sign all certificates, contracts and other instruments of the Corporation which may be authorized by the Board of Directors. Unless a Chairman of the Board is specifically elected, the President shall be deemed to be the Chairman of the Board.

                    b.          The President shall be the Chief Operating Officer of the Corporation. He shall be responsible for the general day-to-day supervision of the business and affairs of the Corporation. He shall sign or countersign all certificates, contracts or other instruments of the Corporation as authorized by the Board of Directors. He may, but need not, be a member of the Board of Directors. In the absence of the Chairman of the Board, the President shall be the Chief Executive Officer of the Corporation and shall preside at all meetings of the shareholders and the Board of Directors. He shall make reports to the Board of Directors and shareholders. He shall perform such other duties as are incident to his office or are properly required of him by the Board of Directors. The Board of Directors will at all times retain the power to expressly delegate the duties of the President to any other Officer of the Corporation.

                    c.          The Vice President(s), if any, in the order designated by the Board of Directors, shall exercise the functions of the President during the absence, disability, death, or refusal to act of the President. During the time that any Vice President is properly exercising the functions of the President, such Vice President shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall have such other duties as are assigned to him from time to time by the Board of Directors or by the President of the Corporation.

                    d.          The Secretary of the Corporation shall keep the minutes of the meetings of the shareholders of the Corporation and, if so requested, the Secretary shall keep the minutes of the meetings of the Board of Directors of the Corporation. The Secretary shall be the custodian of the minute books of the Corporation and such other books and records of the Corporation as the Board of Directors of the Corporation may direct. The Secretary shall make or cause to be made all proper entries in all corporate books that the Board of Directors of the Corporation shall cause him to keep. The Secretary of the Corporation shall have the general responsibility for maintaining the stock transfer books of the Corporation, or of supervising the maintenance of the stock transfer books of the Corporation by the transfer agent, if any, of the Corporation. The Secretary shall be the custodian of the corporate seal of the Corporation and shall affix the corporate seal of the Corporation on contracts and other instruments as the Board of Directors of the Corporation may direct. The Secretary shall perform such other duties as are assigned to him from time to time by the Board of Directors or the President of the Corporation.

                    e.          The Treasurer of the Corporation shall have custody of all funds and securities owned by the Corporation. The Treasurer shall cause to be entered regularly in the proper books of account of the Corporation full and accurate accounts of the receipts and disbursements of the Corporation. The Treasurer of the Corporation shall render a statement of the cash, financial and other accounts of the Corporation whenever he is directed to render such a statement by the Board of Directors or by the President of the Corporation. The Treasurer shall at all reasonable times make available the Corporation’s books and financial accounts to any Director of the Corporation during normal business hours. The Treasurer shall perform all other acts incident to the office of Treasurer of the Corporation, and he shall have such other duties as are assigned to him from time to time by the Board of Directors or the President of the Corporation.

                    f.          Other subordinate or assistant officers appointed by the Board of Directors or by the President, if such authority is delegated to him by the Board of Directors, shall exercise such powers and perform such duties as may be delegated to them by the Board of Directors or by the President, as the case may be.

                    g.          In case of the absence or disability of any Officer of the Corporation and of any person authorized to act in his place during such period of absence or disability, the Board of Directors may from time to time delegate the powers and duties of such officer to any other officer or any director or any other person whom it may select.

          SECTION 5.     Salaries.

                    The salaries of all Officers of the Corporation shall be fixed by the Board of Directors. No officer shall be ineligible to receive such salary by reason of the fact that he is also a Director of the

Corporation and receiving compensation therefor.

ARTICLE IV
LOANS TO EMPLOYEES AND OFFICERS:
GUARANTY OF OBLIGATIONS OF EMPLOYEES AND OFFICERS

          This Corporation may lend money to, guarantee any obligation of, or otherwise assist any officer or other employee of the Corporation or of a subsidiary, including any officer or employee who is a Director of the Corporation or of a subsidiary, whenever, in the judgment of the Directors, such loan, guaranty or assistance may reasonably be expected to benefit the Corporation. The loan, guaranty or other assistance may be with or without interest, and may be unsecured, or secured in such manner as the Board of Directors shall approve including, without limitation, a pledge of shares of stock of the Corporation. Nothing in this Article shall be deemed to deny, limit or restrict the powers of guaranty or warranty of this Corporation at common law. or under any statute.

ARTICLE V
STOCK CERTIFICATES; VOTING TRUSTS; TRANSFERS

          SECTION 1:     Certificates Representing Shares.

                    a.          Every holder of shares in this Corporation shall be entitled to one or more certificates, representing all shares to which he is entitled and such certificates shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of the President or Vice President and the Secretary or Assistant Secretary may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of its issuance.

                    b.          Every certificate representing shares issued by this Corporation shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement of: (i) the designations, preferences, limitations, and relative rights of the shares of each class or series authorized to be issued, and (ii) the variations in the relative rights and preferences between the shares of each such series, if the Corporation is authorized to issue any preferred or special class in series and so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series. To effectuate this Article V, Subsection (1)(b), the following notation shall appear on the face or back of all stock certificates issued by the Corporation:

“A copy of the Certificate of Incorporation showing the class or classes of stock authorized to be issued by the Corporation and the distinguishing characteristics thereof will be furnished by the Corporation or its transfer agent without cost to and upon the request of the certificate holder.”

                    c.          Every certificate representing shares which are restricted as to sale, disposition or other transfer shall state that such shares are restricted as to transfer and shall set forth or fairly summarize upon the certificate, or shall state that the Corporation will furnish to any shareholder upon request and without charge a full statement such restrictions.

                    d.          Each certificate representing shares shall state upon the face thereof: (i) the name of the Corporation; (ii) that the Corporation is organized under the laws of this state; (iii) the name of the person or persons to whom issued; (iv) the number and class of shares, and the designation of the series, if any, which such certificate represents; and (v) the par value of each share represented by such certificate, or a statement that the shares are without par value.

                    e.          No certificate shall be issued for any shares until such share is fully paid.

          SECTION 2.     Transfer Books.

                    The Corporation shall keep at its registered office or principal place of business or in the office of its transfer agent or registrar, a book (or books where more than one kind, class, or series of stock is outstanding) to be known as the Stock Book, containing the names, alphabetically arranged, addresses and Social Security numbers of every shareholder, and the number of shares of each kind, class or series of stock held of record. Where the Stock Book is kept in the office of the transfer agent, the Corporation shall keep at its office in the State of Florida copies of the stock lists prepared from said Stock Book and sent to it from time to time by said transfer agent. The Stock Book or stock lists shall show the current status of the ownership of shares of the Corporation provided, if the transfer agent of the Corporation be located elsewhere, a reasonable time shall be allowed for transit or mail.

          SECTION 3.     Transfer of Shares.

                    a.          The name(s) and address(es) of the person(s) to whom shares of stock of this Corporation are issued, shall be entered on the

Stock Transfer Books of the Corporation, with the number of shares and date of issue.

                    b.          Transfers of shares of the Corporation shall be made on the Stock Transfer Books of the Corporation by the Secretary or the transfer agent only when the holder of record thereof or the legal representative of such holder of record or the attorney-in-fact of such holder of record, authorized by power of attorney duly executed and filed with the Secretary or transfer agent of the Corporation, shall surrender the Certificate representing such shares for cancellation. Lost, destroyed or stolen Stock Certificates shall be replaced pursuant to Section 5 of this Article V.

                    c.          The person or persons in whose names shares stand on the books of the Corporation shall be deemed by the Corporation to be the owner of such shares for all purposes, except as otherwise provided pursuant to Sections 10 and 11 of Article I, or Section 4 of this Article V.

          SECTION 4.     Voting Trusts.

                    a.          Any number of shareholders of the Corporation may create a voting trust for the purpose of conferring upon a trustee or trustees the right to vote or otherwise represent their shares, for a period not to exceed ten (10) years, by: (i) entering into a written voting trust agreement specifying the terms and conditions of the voting trust; (ii) depositing a counterpart of the agreement with the Corporation at its registered office; and (iii) transferring their shares to such trustee or trustees for the purposes of this Agreement. Prior to the recording of the Agreement, the shareholder concerned shall tender the stock certificate(s) described therein to the Corporate Secretary who shall note on each certificate:

“This Certificate is subject to the provisions
of a voting trust agreement dated ___________,
recorded in Minute Book ___________, of the
Corporation.
                                          __________________________
                                                      Secretary”

                    b.          Upon the transfer of such shares, voting trust certificates shall be issued by the trustee or trustees to the shareholders who transfer their shares in trust. Such trustee or trustees shall keep a record of the holders of voting trust certificates evidencing a beneficial interest in the voting trust, giving the names and addresses of all such holders and the number and class of the shares in respect of which the voting trust certificates held by each are issued, and shall deposit a copy of such record with the Corporation at its registered office.

                    c.          The counterpart of the voting trust agreement and the copy of such record so deposited with the Corporation shall be subject to the same right of examination by a shareholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and such counterpart and such copy of such record shall be subject to examination by any holder of record of voting trust certificates either in person or by agent or attorney, at any reasonable time for any proper purpose.

                    d.          At any time before the expiration of a voting trust agreement as originally fixed or as extended one or more times under this Article V, Subsection 4 (d) one or more holders of voting trust certificates may, by agreement in writing, extend the duration of such voting trust agreement, nominating the same or substitute trustee or trustees, for an additional period not exceeding ten (10) years. Such extension agreement shall not affect the rights or obligations of persons not parties to the agreement, and such persons shall be entitled to remove their shares from the trust and promptly to have their stock certificates reissued upon the expiration of the original term of the voting trust agreement. The extension agreement shall in every respect comply with and be subject to all the provisions of this Article V, Section 4 applicable to the original voting trust agreement except that the ten (10) year maximum period of duration shall commence on the date of adoption of the extension agreement.

                    e.          The trustees under the terms of the agreements entered into under the provisions of this Article V, Section 4 shall not acquire the legal title to the shares but shall be vested only with the legal right and title to the voting power which is incident to the ownership of the shares.

          SECTION 5.     Lost, Destroyed, or Stolen Certificates.

                    No Certificate representing shares of stock in the Corporation shall be issued in place of any Certificate alleged to have been lost, destroyed, or stolen except on production of evidence, satisfactory to the Board of Directors, of such loss, destruction or theft, and, if the Board of Directors so requires, upon the furnishing of an indemnity bond in such amount (but not to exceed twice the fair market value of the shares represented by the Certificate) and with such terms and with such surety as the Board of Directors may, in its discretion, require.

ARTICLE VI
BOOKS AND RECORDS

                    a.          The Corporation shall keep correct and complete books and records of account and shall keep minutes of the proceedings of its shareholders, Board of Directors and committees of Directors.

                    b.          Any books, records and minutes may be in written form or in any other form capable of being converted into written form within a reasonable time.

                    c.          Any person who shall have been a holder of record of one quarter of one percent of shares or of voting trust certificates therefor at least six months immediately preceding his demand or shall be the holder of record of, or the holder of record of voting trust certificates for, at least five (5%) percent of the outstanding shares of any class or series of the Corporation, upon written demand stating the purpose thereof, shall have the right to examine, in person or by agent or attorney, at any reasonable time or times, for any proper purpose, its relevant books and records of account, minutes and record of shareholders and to make extracts therefrom.

                    d.          No shareholder who within two (2) years has sold or offered for sale any list of shareholders or of holders of voting trust certificates for shares of this Corporation or any other corporation; has aided or abetted any person in procuring any list of shareholders or of holders of voting trust certificates for any such purpose; or has improperly used any information secured through any prior examination of the books and records of account, minutes, or record of shareholders or of holders of voting trust certificates for shares of the Corporation or any other corporation; shall be entitled to examine the documents and records of the Corporation as provided in Subsection (c) of this Article VI. No shareholder who does not act in good faith or for a proper purpose in making his demand shall be entitled to examine the documents and records of the Corporation as provided in Subsection (c) of his Article VI.

                    e.          Unless modified by resolution of the Shareholders, this Corporation shall prepare not later than four (4) months after the close of each fiscal year:

                                 (i) A balance sheet showing in reasonable detail the financial conditions of the Corporation as of the date of its fiscal year.

                              (ii) A profit and loss statement showing the results of its operation during its fiscal year.

                    f.          Upon the written request of any shareholder or holder of voting trust certificates for shares of the Corporation, the Corporation shall mail to such shareholder or holder of voting trust certificates a copy of its most recent balance sheet and profit and loss statement.

                    g.          Such balance sheets and profit and loss statements shall be filed and kept for at least five (5) years in the registered office of the Corporation in this state and shall be subject to inspection during business hours by any shareholder or holder of voting trust certificates, in person or by agent.

ARTICLE VII
DIVIDENDS

          The Board of Directors of the Corporation may, from time to time, declare, and the Corporation may pay dividends on its shares in cash, property or its own shares, except when the Corporation is insolvent or when the payment thereof would render the Corporation insolvent subject to the following provisions:

                    a.          Dividends in cash or property may be declared and paid, except as otherwise provided in this Article VII, only out of the unreserved and unrestricted earned surplus of the Corporation or out of capital surplus, however arising, but each dividend paid out of capital surplus shall be identified as a distribution of capital surplus, and the amount per share paid from such capital surplus shall be disclosed to the shareholders receiving the same concurrently with the distribution.

                    b.          If the Corporation shall engage in the business of

exploiting natural resources or other wasting assets and if the Articles of Incorporation so provide, dividends may be declared and paid in cash out of depletion or similar reserves, but each such dividend shall be identified as a distribution of such reserves and the amount per share paid from such reserves shall be disclosed to the shareholders receiving the same concurrently with the distribution thereof.

                    c.          Dividends may be declared and paid in the Corporation’s treasury shares.

                    d.          Dividends may be declared and paid in the Corporation’s authorized but unissued shares out of any unreserved and unrestricted surplus of the Corporation upon the following conditions:

                              (i) If a dividend is payable in the Corporation’s own shares having a par value, such shares shall be issued at not less than the par value thereof and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate par value of the shares to be issued as a dividend.

                              (ii) If a dividend is payable in the Corporation’s own shares without par value, such shares shall be issued at such stated value as shall be fixed by the Board of Directors by resolution adopted at the time such dividend is declared, and there shall be transferred to stated capital at the time such dividend is paid an amount of surplus equal to the aggregate stated value so fixed in respect of such shares; and the amount per share so transferred to stated capital shall be disclosed to the shareholders receiving such dividend concurrently with the payment thereof.

                    e.          No dividend payable in shares of any class shall be paid to the holders of shares of any other class unless the Articles of Incorporation so provide or such payment is authorized by the affirmative vote or the written consent of the holders of at least a majority of the outstanding shares of the class in which the payment is to be made.

                    f.          A split up or. division of the issued shares of any class into a greater number of shares of the same class without increasing the stated capital of the Corporation shall not be construed to be a stock dividend within the meaning of this Article VII.

ARTICLE VIII
SEAL

          The Board of Directors shall adopt a Corporate Seal which shall be circular in form and shall have inscribed thereon the name of the Corporation, the state of incorporation and the year of incorporation.

ARTICLE IX
INDEMNIFICATION

          This Corporation may, in its discretion, indemnify any director, officer, employee, or agent in the following circumstances and in the following manner:

                    a.          The Corporation may indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by, or in the right of, the Corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys’ fees at trial and appellate levels), judgments, fines and amounts paid in settlement actually reasonably incurred by him in connection with such action, suit, or proceeding, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The terminatian of any action, suit, or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendre or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in, or not opposed to, the best interests of the Corporation or, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                    b.          The Corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys’ fees at trial and appellate levels), actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, including any appeal thereof, if he acted in good faith and in a manner he reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent that, the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnify for such expenses which such court shall deem proper.

                    c.          To the extent that a director, officer, employee, or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in this Article IX, Subsection (a) or Subsection (b), or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees at trial and appellate levels) actually and reasonably incurred by him in connection therewith.

                    d.          Any indemnification under this Article IX, Subsection (a) or Subsection (b), unless pursuant to a determination by a court, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in this Article IX, Subsection (a) or Subsection (b). Such determination shall initially be made by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding. If the Board of
Directors shall, for any reason, decline to make such a determination, then such determination shall be made by the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such action, suit, or proceeding; provided, however, that a determination made by the Board of Directors pursuant to this subsection may be appealed to the shareholders by the party seeking indemnification or by any party entitled to call a special meeting of the shareholders pursuant to Section 2 of Article I and, in such case, the determination made by the majority vote of a quorum consisting of shareholders who were not parties to such action, suit, or proceeding shall prevail over a contrary determination of the Board of Directors pursuant to this Subsection.

                    e.          Expenses (including attorneys’ fees at trial and appellate levels) incurred in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon a preliminary determination following one of the procedures set forth in this Article IX, that a director, offer, employee or agent met the applicable standard of conduct set forth in this Article IX, and upon receipt of an undertaking by or on behalf of the Director, Officer, employee or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this section.

                    f.          The Corporation may make any other or further indemnification, except an indemnification against gross negligence or willful misconduct, under any agreement, vote of shareholders or disinterested Directors or otherwise, both as to action in the indemnified party’s official capacity and as to action in another capacity while holding such office.

                    g.          Indemnification as provided in this Article IX may continue as to a person who has ceased to be a Director, Officer, employee or agent and may inure to the benefit of the heirs, executors and administrators of such a person upon a proper determination initially made by the Board of Directors by a majority vote of a quorum consisting of Directors who were not parties to such action, suit, or proceeding. If the Board of Directors shall, for any reason, decline to make such a determination, then such determination may be made by the shareholders by a majority vote of a quorum consisting of shareholders who were not parties to such action, suit, or proceeding; provided, however, that a determination made by the Board of Directors pursuant to this subsection may be appealed to the shareholders by the party seeking indemnification or his representative or by any party entitled to call a special meeting of the shareholders pursuant to Section 2 of Article I and in such case, the determination made by the majority vote of a quorum consisting of shareholders who were not parties to such action, suit, or proceeding shall prevail over a contrary determination of the Board of Directors pursuant to this Subsection (g).

                    h.          The Corporation may purchase and maintain insurance on behalf of any person who is or was a Director, Officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

                    i.          If any expenses or other amounts are paid by way of indemnification, otherwise than by court order or action by the shareholders or by an insurance carrier pursuant to insurance maintained by the Corporation, the Corporation shall, not later than the tine of delivery to shareholders of written notice of the next annual meeting of shareholders unless such meeting is held within three (3) months from the date of such payment, and, in any event, within fifteen (15) months from the date of such payment, deliver either personally or by mail to each shareholder of record at the time entitled to vote for the election of directors a statement specifying the persons paid, the amounts paid, and the nature and status at the time of such payment of the litigation or threatened litigation.

                    j.          This Article IX shall be interpreted to permit indemnification to the fullest extent permitted by law. If any part of this Article shall be found to be invalid or ineffective in any action, suit or proceeding, the validity and effect of the remaining part thereof shall not be affected. The provisions of this Article IX shall be applicable to all actions, claims, suits, or proceedings made or commenced after the adoption hereof, whether arising from acts or omissions to act occurring before or after its adoption.

ARTICLE X
AMENDMENT OF BYLAWS

                    a.          The Board of Directors shall have the power to amend, alter, or repeal these Bylaws, and to adopt new Bylaws, from time to time.

                    b.          The shareholders of the Corporation, may, at any annual meeting of the shareholders of the Corporation or at any special meeting of the shareholders of the Corporation called for the purpose of amending these Bylaws, amend, alter, or repeal these Bylaws, and adopt new Bylaws, from time to time.

                    c.          The Board of Directors shall not have the authority to adopt or amend any Bylaw if such new Bylaw or such amendment would be inconsistent with any Bylaw previously adopted by the shareholders of the Corporation. The shareholders may prescribe in any Bylaw made by them that such Bylaw shall not be altered, amended or repealed by the Board of Directors.

ARTICLE XI
SHAREHOLDER AGREEMENTS

          Unless the shares of this Corporation are listed on a national securities exchange or are regularly quoted by licensed securities dealers or brokers, all the shareholders of this Corporation may enter into agreements relating to any phase of business and affairs of the Corporation and which may provide for, among other things, the election of directors of the Corporation in a manner determined without reference to the number of shares of capital stock of the Corporation owned by its shareholders, the determination of management policy, and division of profits. Such agreement may restrict the discretion of the Board of Directors and its management of the business of the Corporation or way treat the Corporation as if it were a partnership or may arrange the relationships of the shareholders in a manner that would be. appropriate only among partners. In the event such agreement shall be inconsistent in whole or in part with the Articles of Incorporation and/or Bylaws of this Corporation, the terms of such agreement shall govern. Such agreement shall be binding upon any transferee of shares of this Corporation provided such transferee has actual notice thereof or a legend referring to such agreement is noted on the face or back of the certificate or certificates representing the shares transferred to such transferee.

ARTICLE XII
FISCAL YEAR

          The Fiscal Year of this Corporation shall be determined by the Board of Directors.